                            VANGUARD(R) BOND FUNDS



                       Annual Report -- January 31, 2001







INCLUDED WITHIN THIS REPORT:



Vanguard Short-Term
Treasury Fund


Vanguard Short-Term
Federal Fund


Vanguard Short-Term
Corporate Fund


Vanguard Inflation-Protected
Securities Fund


Vanguard Intermediate-Term
Treasury Fund


Vanguard Intermediate-Term
Corporate Fund


Vanguard GNMA Fund


Vanguard Long-Term
Treasury Fund


Vanguard Long-Term
Corporate Fund


Vanguard High-Yield
Corporate Fund

                          [THE VANGUARD GROUP LOGO]

                            SOME LESSONS FROM 2000

Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     - THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     - DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     - PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes

SUMMARY

- Seven out of the ten Vanguard Bond Funds provided their highest fiscal-year returns in five years, and each fund outperformed its average peer in fiscal 2001.

- Returns ranged from 4.7% for our High-Yield Corporate Fund to 18.6% for our Long-Term Treasury Fund.

- Falling interest rates, economic uncertainty, and stock market volatility drove up the prices of higher-quality bonds

CONTENTS

 1  Letter from the Chairman

 8  Reports from the Advisers

13  Fund Profiles

23  Glossary of Investment Terms

24  Performance Summaries

35  Financial Statements

56  Report of Independent Accountants

LETTER
      from the Chairman





Fellow Shareholder,

The 12 months ended January 31, 2001, proved to be a rewarding period for bond investors, as a decline in interest rates and increased demand for higher-quality bonds drove up prices. Seven of our ten bond funds provided double-digit returns, and each outperformed its average peer.

     The table at right presents the total return (capital change plus reinvested dividends) for each fund and its average competitor. Also listed is the return for the Institutional Shares of our Short-Term Corporate Fund, which are available for a minimum investment of $50 million. Information on each fund's net asset value and distributions is presented in the table that follows this letter. Because bond yields move in the opposite direction from their prices, all but one of our funds ended the fiscal year with yields lower than those they started with. The exception was our High-Yield Corporate Fund, whose yield was essentially the same.

2001 TOTAL RETURNS                          FISCAL YEAR ENDED
                                                   JANUARY 31

                                                      AVERAGE
                                     VANGUARD       COMPETING
BOND FUND                                FUND           FUND*
--------------------------------------------------------------
SHORT-TERM FUNDS
Treasury                                10.4%             9.3%
Federal                                 10.9              9.8
Corporate                                9.7              9.6
--------------------------------------------------------------
Inflation-Protected Securities**         8.1%             6.7%
--------------------------------------------------------------

INTERMEDIATE-TERM FUNDS
Treasury                                16.1%            13.7%
Corporate                               13.2             12.0
GNMA                                    14.1             13.0
--------------------------------------------------------------

LONG-TERM FUNDS
Treasury                                18.6%            14.9%
Corporate                               14.5             12.0
--------------------------------------------------------------
High-Yield Corporate                    4.7%            -2.1%
--------------------------------------------------------------


INSTITUTIONAL SHARES
--------------------------------------------------------------
Short-Term Corporate                    9.9%             9.6%
--------------------------------------------------------------

 *Derived from data provided by Lipper Inc.
**Returns since inception: June 29, 2000.



FINANCIAL MARKETS IN REVIEW

The fiscal year ended January 31 was radically different from the preceding 12 months. Early in the year, the Federal Reserve Board worried that the booming U.S. economy, combined with a low unemployment rate, would ignite inflation. But by the end of the period, the Fed was scrambling to rev up an economic


                                     ----

MARKET BAROMETER                              AVERAGE ANNUAL TOTAL RETURNS
                                            PERIODS ENDED JANUARY 31, 2001

                                                         ONE  THREE   FIVE
                                                        YEAR  YEARS  YEARS
--------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index (Entire market)         13.8%   6.5%   6.7%
   Lehman 10 Year Municipal Bond Index                 12.6    5.4    6.0
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                            6.0    5.3    5.3
--------------------------------------------------------------------------
STOCKS
   S&P 500 Index (Large-caps)                          -0.9%  13.2%  18.4%
   Russell 2000 Index (Small-caps)                      3.7    7.0   11.5
   Wilshire 5000 Index (Entire market)                 -3.5   12.0   16.9
   MSCIEAFE Index (International)                      -8.1    8.0    7.3
--------------------------------------------------------------------------
CPI
   Consumer Price Index                                 3.7%   2.7%   2.5%
--------------------------------------------------------------------------

engine that seemed on the verge of stalling. Technology- related stocks--which had enjoyed spectacular gains in fiscal 2000--plummeted, pulling several broad market indexes into negative territory. And bonds--the neglected asset class of the previous fiscal year--provided double-digit returns as investors sought refuge from the stock market's volatility.

     At the start of the fiscal year, the U.S. economy seemed like a juggernaut. In February 2000, the economy completed its record-breaking ninth year of uninterrupted growth. Unemployment hovered around 4.0% for most of the fiscal period. But energy costs rose sharply, stoking inflation fears. (Oil prices hit a ten-year high during the year, and industrial natural gas prices rose 34% in January 2001 alone.) The Fed continued the series of short-term interest rate hikes that it started in mid-1999 to cool the economy and counter inflationary pressures, raising its target for the federal funds rate to 6.00% for the first time in more than five years (the target rate peaked at 6.50% in May).

     The Fed's campaign certainly appears to have had a rapid slowing effect on the economy. The annualized growth rate in the nation's economic output--real gross domestic product--slowed from 4.8% during the first quarter of 2000 to 1.1% in the fourth quarter. This was a small fraction of the blistering 8.3% growth pace set during the final quarter of 1999. And the unemployment rate nudged up to 4.2% of the workforce by January 2001. The Fed left short-term interest rates unchanged from May through December as the economy cooled off. But it dramatically reversed course in January, cutting rates twice by a total of 100 basis points (1 percentage point). And Fed Chairman Alan Greenspan warned that economic growth during the first quarter of 2001 was likely to be "close to zero."

     The bond market was a relative haven for investors compared with the stock market during the fiscal year. Bond prices received a boost, and bond yields fell, in part because of a drop in supplies of U.S. Treasury securities. The federal government's big budget surpluses enabled the Treasury to reduce issuance of new bonds and to buy back some old ones. (Indeed, the Treasury announced it would stop issuing its 1-year note altogether.) The possibility that



                                     ----
                                      2
future surpluses would dry up the supply of Treasuries increased demand for the issues. The Lehman Brothers Long U.S. Treasury Bond Index returned 18.8% for the 12 months, thanks to the sharp price increases. As prices rose, yields fell, with the 30-year Treasury bond's yield declining 99 basis points to 5.50% and the 10-year note's yield falling 156 basis points to 5.11%. Meanwhile, the 3-month Treasury bill's yield, which tends to slightly lag changes in the Fed's interest rate target, fell 70 basis points to 4.99%.

     Higher-quality corporate bonds also performed well, although price gains were less than those for Treasury securities. The overall U.S. taxable bond market, as measured by the Lehman Aggregate Bond Index, returned a solid 13.8% for the fiscal year. However, lower-quality bonds lagged badly. It took a last-minute rally in January to push the Lehman High Yield Index into positive territory, with a 1.6% total return for the fiscal year. For most of the period, "junk" bonds suffered steep price declines because of rising default rates and fears that the economic slowdown would result in even more defaults. The number of corporate bonds whose credit ratings were reduced far exceeded the number that got upgrades.

     For stocks, strong gains were recorded early and late in the fiscal year. In between came some steep declines. Several broad market indexes hit all-time highs in March. But the picture quickly changed. The tech-heavy Nasdaq Composite Index fell -34% in the five weeks after its March peak. Investors questioned whether growth stocks could possibly fulfill the high expectations for earnings growth reflected in their lofty share prices, given the slowing economy and rising energy and labor costs.

     By the fiscal year-end, the Nasdaq had fallen -45% from its high in March 2000, and it posted a -28.9% return for the 12 months. Things were considerably better for the overall stock market, which ended the fiscal year with a -3.5% return, as measured by the Wilshire 5000 Total Market Index.

FISCAL 2001 PERFORMANCE OVERVIEW

In the previous fiscal year, when interest rates rose sharply, five of our funds had negative returns. During the past 12 months, by contrast, interest rates were falling--and seven of our funds recorded their highest returns in five years. In a reversal of the previous year's trend, long-term bonds and high-quality issues performed best in fiscal 2001. That fact is reflected in the returns of our funds.

     As you can see in the table at the top of page 4, price increases supplemented interest income for all of our funds except the High-Yield Corporate Fund. Not surprisingly, our Long-Term Treasury Fund enjoyed the best result. The fund's 18.6% return was almost 4 percentage points higher than that of

------------------------------------------------------------------------------
THE HIGHER A BOND'S QUALITY AND THE LONGER ITS MATURITY, THE HIGHER THE RETURN IN FISCAL 2001.
------------------------------------------------------------------------------




                                     ----

YIELDS AND RETURNS
                                                           COMPONENTS OF
                                         SEC 30-DAY        TOTAL RETURNS
                                         ANNUALIZED      FISCAL YEAR ENDED
                                         YIELDS ON       JANUARY 31, 2001
                                         JANUARY 31, -------------------------
                                        ------------  CAPITAL  INCOME    TOTAL
BOND FUND                                2000   2001   RETURN  RETURN   RETURN
------------------------------------------------------------------------------
SHORT-TERM FUNDS
Treasury                                6.44%  4.99%     4.1%    6.3%    10.4%
Federal                                 6.44   5.45      4.4     6.5     10.9
Corporate                               7.16   6.66      2.6     7.1      9.7
------------------------------------------------------------------------------
Inflation-Protected Securities*           --   3.60%     5.3%    2.8%     8.1%
------------------------------------------------------------------------------
INTERMEDIATE-TERM FUNDS
Treasury                                6.73%  5.15%     9.1%    7.0%    16.1%
Corporate                               7.82   7.11      5.4     7.8     13.2
GNMA                                    6.86   6.51      6.6     7.5     14.1
------------------------------------------------------------------------------
LONG-TERM FUNDS
Treasury                                6.59%  5.38%    11.7%    6.9%    18.6%
Corporate                               7.48   6.78      6.8     7.7     14.5
------------------------------------------------------------------------------
High-Yield Corporate                    9.54%  9.55%    -4.4%    9.1%     4.7%
------------------------------------------------------------------------------


INSTITUTIONAL SHARES
------------------------------------------------------------------------------
Short-Term Corporate                    7.27%  6.80%     2.6%    7.3%     9.9%
------------------------------------------------------------------------------

*Since inception: June 29, 2000.

its average peer. Contributing to this margin was the adviser's decision to maintain a longer average maturity than many competing funds do. The same was true of most of our long- and intermediate-term funds, though to a lesser degree.

     Our High-Yield Corporate Fund had the lowest return among our funds, but it had the largest lead over its average competitor. Our fund's return was almost 7 percentage points above that of the average "junk" bond fund. Here, we benefited from investing at the higher-quality end of the below-investment-grade market. More than half our holdings have a credit rating of Ba or better. Our competitors typically have most of their holdings in issues rated B or lower, or not rated at all. As noted earlier, prices fell further for more speculative bonds because investors feared that the issuers would default on their debt in a slowing economy.

     Mortgage-backed securities didn't appreciate as much as Treasuries, but their prices rose more than corporate bond prices. Consequently, the return of our GNMA Fund came in between those of our Intermediate-Term Treasury and Intermediate-Term Corporate Funds.

     Our Inflation-Protected Securities Fund, introduced on June 29, 2000, posted an 8.1% return--a terrific result for a seven-month period. Like their


                                     ----
                                      4
traditional Treasury counterparts, inflation-indexed Treasury securities enjoyed healthy price gains.

     Please see the advisers' reports on pages 8-12 for more details on the bond market and our portfolios.

     The board of trustees of the Short-Term Corporate and Intermediate-Term Corporate Funds recently approved a policy change that allows the funds to invest up to 5% of their assets in non-investment-grade or unrated securities. Previously, the funds were not allowed to invest in such bonds. The change gives the funds greater investment flexibility, though it could slightly increase the overall risk of the funds. The adviser will make such investments only when it believes the additional potential return more than offsets the increased risk.

LONG-TERM PERFORMANCE OVERVIEW

No performance evaluation is complete without a long-term view. Here again, each of our funds has outperformed its average peer. The table below presents the annualized returns for our funds and their average competitors for the decade ended January 31 (or since inception for younger funds; the Inflation-Protected Securities Fund is too new to be included). It also lists the results for a hypothetical $10,000 initial investment in each ($50 million for the Institutional Shares of our Short-Term Corporate Fund).

TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                JANUARY 31, 2001

                                       AVERAGE        FINAL VALUE OF A $10,000
                                    ANNUAL RETURN        INITIAL INVESTMENT
-------------------------------------------------------------------------------
                                             AVERAGE                    AVERAGE
                                  VANGUARD COMPETING     VANGUARD     COMPETING
BOND FUND                             FUND      FUND         FUND          FUND
-------------------------------------------------------------------------------
Short-Term Treasury*                  6.2%      5.7%      $17,465       $16,705
Short-Term Federal                    6.7       5.8        19,041        17,630
Short-Term Corporate                  7.0       6.2        19,631        18,174
-------------------------------------------------------------------------------
Intermediate-Term Treasury*           7.8%      6.9%      $20,061       $18,558
Intermediate-Term Corporate*          6.4       5.7        15,706        14,929
GNMA                                  7.8       7.0        21,248        19,587
-------------------------------------------------------------------------------
Long-Term Treasury                    9.4%      7.6%      $24,578       $20,790
Long-Term Corporate                   9.3       7.3        24,344        20,316
-------------------------------------------------------------------------------
High-Yield Corporate                 10.8%     10.6%      $27,973       $27,381
-------------------------------------------------------------------------------


INSTITUTIONAL SHARES
-------------------------------------------------------------------------------
Short-Term Corporate**                6.5%     5.7%   $61,743,710   $60,071,270
-------------------------------------------------------------------------------

 *Since inception: October 28, 1991, for the Short-Term Treasury and
  Intermediate-Term Treasury Funds; November 1, 1993, for the
  Intermediate-Term Corporate Fund.

**Since inception: September 30, 1997. Results are based on an initial investment of $50 million.

                                     ----

     We believe a key to our success is our low costs. Our expense ratios (expenses as a percentage of average net asset value) range from 0.22% to 0.30% (or 0.13% for our Institutional Shares)--a fraction of the 1.06% charged by the average fixed income fund, according to Lipper Inc. Vanguard Fixed Income Group and Wellington Management Company have made the most of our cost advantage through their astute management of the funds. We're confident that our lead over competitors will continue over the long run, given that it is difficult for portfolio managers to overcome the burden of higher costs year after year.

INTRODUCING ADMIRAL SHARES

As you may be aware, a new share class was introduced on February 12, 2001, for 13 Vanguard bond funds, including eight of the ten funds in this report. (The Inflation-Protected Securities Fund and the High-Yield Corporate Fund are the two exceptions.)

     The Admiral(TM) Shares program recognizes the substantial cost efficiencies created by large and long-standing retail accounts. Under the program, individual shareholders with accounts of a certain size, or combination of size and tenure, are eligible for this new share class, which lets them reap the benefit of the cost savings that they generate. The expense ratios for the Admiral Shares range from 0.13% to 0.24%--4 to 14 basis points lower than the expense ratios of the corresponding Investor Shares.

     Retail shareholders--with regular or IRA accounts--are eligible for Admiral Shares under the following circumstances:

     - The shareholder's fund account has a balance of $250,000 or more.

     - The shareholder established the fund account at least three years ago and has a balance of $150,000 or more, and is registered for online account access with our website, VANGUARD.COM.

     - The shareholder established the fund account at least ten years ago and has a balance of $50,000 or more, and is registered for online account access with VANGUARD.COM.

     Shareholders may convert their existing shares to Admiral Shares of the same fund without incurring any capital gains taxes. We encourage eligible shareholders to make conversion requests through VANGUARD.COM.

IN SUMMARY

Shareholders who stayed the course through a difficult fiscal 2000 were rewarded in fiscal 2001. We thank you for your patience and for entrusting your hard-earned dollars to our care. The performance of the financial markets over

------------------------------------------------------------------------------
ADMIRAL SHARES RECOGNIZE THE COST SAVINGS PROVIDED BY TENURED SHAREHOLDERS AND THOSE WITH SIZABLE ACCOUNTS.
------------------------------------------------------------------------------


                                     ----
the past 12 months--when once-hot stocks plummeted and bonds provided stellar returns--has shown that diversification and investing for the long run are not outmoded principles after all.

     Because the only certainty in financial markets is uncertainty, we recommend maintaining a balanced portfolio of diversified stock funds, bond funds, and short-term investments in proportions that fit your goals, financial situation, time horizon, and risk tolerance. Sticking with such a plan is the most prudent way to deal with turbulence in the financial markets.

Sincerely,

/s/ JOHN J. BRENNAN

February 16, 2001



                                                                       [PHOTO]


                                                               JOHN J. BRENNAN
                                                                  Chairman and
                                                       Chief Executive Officer

FUND STATISTICS

                                      NET ASSET VALUE              TWELVE MONTHS
                                         PER SHARE        ENDED JANUARY 31, 2001
                                 -----------------------  ----------------------
                                 JANUARY 31, JANUARY 31,         INCOME  CAPITAL
BOND FUND                               2000        2001      DIVIDENDS    GAINS
--------------------------------------------------------------------------------
Short-Term Treasury                  $  9.94      $10.35         $0.596       --
Short-Term Federal                      9.85       10.28          0.608       --
Short-Term Corporate                   10.49       10.76          0.712       --
--------------------------------------------------------------------------------
Inflation-Protected Securities       $ 10.03*     $10.55         $0.270    $0.01
--------------------------------------------------------------------------------
Intermediate-Term Treasury           $ 10.03      $10.94         $0.649       --
Intermediate-Term Corporate             9.13        9.62          0.664       --
GNMA                                    9.71       10.35          0.685       --
--------------------------------------------------------------------------------
Long-Term Treasury                   $  9.74      $10.88         $0.621       --
Long-Term Corporate                     8.08        8.63          0.573       --
--------------------------------------------------------------------------------
High-Yield Corporate                 $  7.28      $ 6.96         $0.638       --
--------------------------------------------------------------------------------


INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Short-Term Corporate                 $ 10.49      $10.76         $0.724       --
--------------------------------------------------------------------------------

*Net asset value as of inception on June 29, 2000.



                                     ----

REPORT
      from the Adviser                   VANGUARD FIXED INCOME GROUP





The 12 months ended January 31, 2001, featured a "perfect storm" in the financial markets that lifted the tide for bonds, particularly U.S. Treasury issues. The confluence of several favorable factors resulted in solid returns for bonds across all maturities:

     - The large government budget surplus allowed the U.S. Treasury to reduce its debt by shrinking the sizes of its auctions, eliminating new issues of some securities, and repurchasing long-term bonds.

     - Inflation remained relatively well-behaved throughout the fiscal year, even in the face of strong economic growth during the first half. (Inflation is the number-one enemy of bond investors because it diminishes the purchasing power of the income they receive.)

     - After the economy faltered late in 2000, the Federal Reserve Board eased monetary policy in January by cutting its target for short-term interest rates by 1 percentage point. The low level of inflation gave the Fed the flexibility to take such an aggressive approach.

THE ECONOMY AND MONETARY POLICY

During the early part of the fiscal year, the storm surge that would benefit bonds had yet to develop. Economic growth was extremely strong in the first six months of 2000. The nation's real (inflation-adjusted) gross domestic product grew at annualized rates of 4.8% in the first quarter and an even more impressive 5.6% in the second quarter. Fearful that such strong growth would trigger an uptick in inflation, the Fed raised its target for short-term interest rates by 25 basis points (0.25 percentage point) on February 2, 2000, by 25 basis points again in March, and by an additional 50 basis points in mid-May.

     As the summer began, the Fed's plan appeared to be working. Evidence of an economic slowdown began with a trickle in late summer--but it turned into a downpour as the year progressed. GDP came in at an annual rate of 2.2% in the third quarter and a paltry 1.1% from October through December. Consumer spending slowed, manufacturing activity and capital spending declined, and confidence in the economy plunged. Particularly alarming were reports indicating that the deceleration grew even more pronounced in January. At the same time, Fed Chairman Alan Greenspan warned that economic growth in early 2001 was likely to be "close to zero."


--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

  THE FUNDS REFLECT A BELIEF THAT NO ONE BOND PORTFOLIO IS RIGHT FOR ALL INVESTORS. THE FUNDS OFFER AN ARRAY OF PORTFOLIOS WITH SPECIFIC MATURITY AND QUALITY CHARACTERISTICS SO INVESTORS CAN SELECT THE PORTFOLIO OR COMBINATION OF PORTFOLIOS APPROPRIATE TO THEIR NEEDS.
--------------------------------------------------------------------------------

                                     ----

     The Fed reacted swiftly to the slowdown, lowering its target for short-term interest rates by 50 basis points (0.50 percentage point) on January 3--a surprise move that came between its regular Open Market Committee meetings--and then again by another 50 basis points to 5.50% at its regular meeting on January 31.

BOND MARKET SEGMENTS

In the U.S. Treasury market, changes in yields during the first half of the year were driven by the government's decision to repurchase $30 billion of its debt, mostly long-term Treasuries. As a result, investors bid up the prices, and the yield curve--a representation of the yields available on bonds of various maturities--inverted as long-term rates declined while short-term rates rose.

     The second half of the fiscal year was an entirely different story. As the economy slowed, investors focused on the likelihood that the Fed would begin easing monetary policy. Short-term rates led the charge lower--bonds with maturities of up to 5 years react to expectations of monetary policy changes more quickly than longer-term bonds--and the yield curve began to steepen. Over the course of the year, the yield of the 30-year U.S. Treasury bond declined 99 basis points (0.99 percentage point), from 6.49% to 5.50%, while the yield of the 2-year Treasury note declined from 6.60% to 4.60%. Currently, futures markets indicate that investors are expecting an additional drop of 50 basis points in short-term rates.

     The Treasury market received a boost from the reduced supply and from growing concerns that the economic slowdown would make lower-quality bonds a much riskier bet. Only asset-backed securities--bonds secured by such things as accounts receivable, auto loans, or credit card payments--managed to outperform Treasuries. In fact, relative to Treasuries, investment-grade corporate bonds had their worst year since 1989--the year Lehman Brothers began collecting comparative data. Here are a few reasons why:

     - Strong global competition hurt the ability of many companies to raise prices and increase profits. As a result, credit quality deteriorated. According to Moody's Investors Service, for every company that had its credit rating upgraded in 2000, 1.34 companies were downgraded.

     - Some companies took actions aimed at increasing shareholder value at the expense of credit quality. For example, companies took on debt to repurchase stock.

     - The supply of corporate bonds hit a record $325.6 billion in 2000, while Treasury issuance declined.

     - Wall Street firms committed less capital to the corporate markets.

OUR FUNDS

During most of the year, we kept the price sensitivity of our portfolios close to those of our market benchmarks.

                                     ----
                                      9

     The performance of our U.S. Treasury portfolios was aided by our avoidance of the most expensive Treasury issues--typically the most recently issued securities, which offer a slightly lower yield--and by our purchases of higher-yielding government agency paper. In the Short-Term Federal Portfolio, we earned a higher return than similar funds by overweighting noncallable agency securities--debt issued by government agencies that cannot be repurchased before its maturity date--and by underweighting Treasuries and mortgage-backed securities. The underweightings were especially helpful during the second half of the year.

     The outperformance of our corporate funds was due primarily to our selections among certain market sectors (mainly the solidly performing asset-backed sector) and by relatively strong selections of specific securities, which allowed us to avoid some of the year's biggest credit blowups. However, we suffered a bit late in 2000 when we purchased bonds issued by two California electric utilities, both of which had seen their yields rise as the state's power crisis escalated. (Electricity deregulation in the state capped the rate at which the utilities could sell power, but not the rate at which they could buy it. So when wholesale prices spiked, the utilities were forced to absorb huge costs that they weren't permitted to pass on to customers.) As it turns out, we were a little early on the decision to buy these bonds, which we did primarily because we expected a speedy political resolution. Though both utilities are technically in default, the prices of their bonds have recovered substantially from the levels to which they dropped in mid-January 2001. We're cautiously optimistic that a solution is forthcoming.

     As is always the case, our relative performance was aided by our low costs, which give us a substantial and enduring edge over funds with holdings of similar quality and maturity.

OUR OUTLOOK

Looking forward, we expect interest rates to remain in a fairly tight range over the next several months. We also expect to continue to find significant value in certain pockets of the U.S. bond market. For example, the extra yield available from investment-grade corporate bonds is very attractive. The yield on the average corporate bond is higher than that of comparable Treasury bonds by 170 basis points. This gap is wider than the spread during the 1990-1991 recession.

     Of course, all bond investors must balance the desire for income with the need for principal preservation. Because extra yield always comes at the price of extra risk, it's important to ensure that you're taking only as much risk as you need to reach your financial goals.

Ian A. MacKinnon, Managing Director
Robert F. Auwaerter, Principal
John W. Hollyer, Principal
David R. Glocke, Principal                                     February 7, 2001


                                     ----

REPORT
      from the Adviser            WELLINGTON MANAGEMENT COMPANY, LLP





THE INVESTMENT ENVIRONMENT

The overall picture for fixed income securities in the fiscal year ended January 31, 2001, was mixed. All three bond funds discussed below--GNMA, Long-Term Corporate, and High-Yield Corporate--are affected by changes in interest rates, but to varying degrees.

     During the fiscal year, interest rates on intermediate- and long-term Treasury securities fell by roughly 0.75% to 1.25%, depending on the maturity, creating a favorable environment for high-quality fixed income securities. At the same time, as the economy slowed from its torrid pace, corporate sales and profits began to decline, weakening the position of heavily indebted companies. Because the prices of lower-rated bonds are more sensitive to credit fundamentals than to the direction of interest rates, the economic slowdown hurt the high-yield market.

GNMA FUND

     THE FUND'S SUCCESSES. The fund's 14.1% total return for the fiscal year was ahead of the average return for peer funds. Despite the appreciable decline in Treasury bond yields during the period, the fund was largely able to avoid the effects of mortgage refinancing, which can reduce total return for mortgage-backed securities when interest rates are falling. Our ability to opportunistically reposition and add to the portfolio at favorable pricing levels was a clear plus.

     THE FUND'S SHORTFALLS. The past year rewarded portfolios with longer durations. Although the GNMA Fund performed well, results would have been even better had its duration been longer.

     THE FUND'S POSITIONING. The most obvious near-term threat to the GNMA Fund's return is that lower market interest rates could prompt homeowners to refinance their mortgage loans. Significant prepayments of old loans could lower the fund's income, as new mortgages would be issued at lower rates. We have attempted to position the fund to mitigate this risk. We believe that the GNMA Fund's yield advantage over Treasury securities more than compensates investors for such negative effects, and the fund is well positioned to provide a solid risk-adjusted return.

LONG-TERM CORPORATE FUND

     THE FUND'S SUCCESSES. The average duration of the fund's holdings--slightly above 9 years--is high. The longer a fund's duration, the more its price moves as interest rates fluctuate. A duration of 9 years means that the fund's share price will rise or fall about 9% in response to a 1-percentage-point change in long-term interest rates. With interest rates falling in fiscal 2001,


                                     ----
the fund's long duration helped it to achieve a 14.5% return. The fund also benefited from the excellent call protection of its holdings, which kept issuers from redeeming (calling) these bonds when rates fell. Good call protection implies that the fund's income stream won't decline along with market interest rates.

     THE FUND'S SHORTFALLS. The fund's guidelines allow us to fashion a portfolio with a duration up to 20% longer than that of our benchmark index. Therefore, we could have lengthened the fund's duration to about 11 years, which would have boosted returns even more as interest rates declined.

     THE FUND'S POSITIONING. Currently, the average duration for the entire bond market is roughly 5 years. With its duration of about 9 years, the Long-Term Corporate Fund's net asset value and total return are quite sensitive to changes in rates. Because of the fund's long duration, its main near-term risk is that higher interest rates would cause its share price to drop. However, because we believe that long-term rates will be stable or decline, we are keeping the duration similar to, or slightly longer than, that of our benchmark. A second risk that is always present in this fund is the possibility of deteriorating credit quality of bond issuers. To mitigate this risk, the fund is well diversified by issuer and industry. We do not own emerging-market debt or foreign bonds denominated in non-U.S. currencies. Also, we generally purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

     THE FUND'S SUCCESSES. The High-Yield Corporate Fund earned a 4.7% return during the fiscal year. We outperformed the average high-yield bond fund by a wide 6.8 percentage points because our holdings had, on average, significantly higher credit quality. The fund also had relatively less market exposure to telecommunications companies, which suffered last year from fierce pricing competition. The fund avoided many of the credit breakdowns that occurred as the economy began slowing in response to the Federal Reserve Board's tighter monetary stance.

     THE FUND'S SHORTFALLS. We remain committed to investing in established companies with operating histories in basic industries. However, we held bonds issued by a number of venerable companies hurt by asbestos liability claims, including Owens-Illinois, Crown Cork & Seal, and Federal-Mogul.

     THE FUND'S POSITIONING. The fund emphasizes cash-paying issues, almost all of which are rated B or better, placing them in the higher-quality realm of the below-investment-grade bond market. Also, we maintain a modest reserve of U.S. Treasury securities in case we need liquidity to meet redemptions.

Paul D. Kaplan, Senior Vice President and Portfolio Manager
Earl E. McEvoy, Senior Vice President and Portfolio Manager

February 13, 2001





                                     ----

FUND PROFILE                                            AS OF JANUARY 31, 2001
      for Short-Term Treasury Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

-----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                          LEHMAN
                              FUND       BEST FIT*        INDEX**
-----------------------------------------------------------------
 Number of Issues               38              59          6,097
 Yield                        5.0%            4.8%           6.1%
 Yield to Maturity            5.1%            4.8%           6.2%
 Average Coupon               6.0%            6.4%           6.9%
 Average Maturity        2.4 years       2.5 years      8.3 years
 Average Quality          Treasury        Treasury            Aaa
 Average Duration        2.1 years       2.3 years      4.5 years
 Expense Ratio               0.27%              --             --
 Cash Investments             1.5%              --             --
-----------------------------------------------------------------

 VOLATILITY MEASURES
---------------------------------------------
                                      LEHMAN
            FUND   BEST FIT*   FUND   INDEX**
---------------------------------------------
 R-Squared  0.98        1.00   0.87      1.00
 Beta       0.99        1.00   0.59      1.00
---------------------------------------------

--------------------------
 DISTRIBUTION BY
  CREDIT QUALITY
  (% OF PORTFOLIO)

 Treasury            85.4%
 Agency              14.6
--------------------------
 Total              100.0%
--------------------------

 *Lehman 1-5 Year U.S. Treasury Index.
**Lehman Aggregate Bond Index.

--------------------------
 DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

 Under 1 Year        13.1%
 1-3 Years           45.9
 3-5 Years           34.9
 Over 5 Years         6.1
--------------------------
 Total              100.0%
--------------------------

----------------------------
 INVESTMENT FOCUS
CREDIT QUALITY      TREASURY/AGENCY
AVERAGE MATURITY    SHORT
----------------------------

                               [COMPUTER GRAPHIC]            VISIT OUR WEBSITE
                                                              WWW.VANGUARD.COM
                                                         FOR REGULARLY UPDATED
                                                             FUND INFORMATION.


                                     ----

FUND PROFILE                                            AS OF JANUARY 31, 2001
      for Short-Term Federal Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

-----------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                    LEHMAN
                             FUND    BEST FIT*      INDEX**
-----------------------------------------------------------
 Number of Issues              44          571        6,097
 Yield                       5.5%         4.9%         6.1%
 Yield to Maturity           5.4%         5.0%         6.2%
 Average Coupon              5.8%         6.3%         6.9%
 Average Maturity       3.3 years    2.6 years    8.3 years
 Average Quality           Agency     Treasury          Aaa
 Average Duration       2.0 years    2.2 years    4.5 years
 Expense Ratio              0.28%           --           --
 Cash Investments            3.7%           --           --
-----------------------------------------------------------

--------------------------------------------
 VOLATILITY MEASURES

                                     LEHMAN
            FUND  BEST FIT*   FUND   INDEX**
--------------------------------------------
 R-Squared  0.95       1.00   0.87      1.00
 Beta       0.94       1.00   0.56      1.00
--------------------------------------------


 *Lehman 1-5 Year U.S. Government Fund.
**Lehman Aggregate Bond Index.

--------------------------
 DISTRIBUTION BY
  CREDIT QUALITY
  (% OF PORTFOLIO)
 Treasury            15.4%
 Agency              84.6
--------------------------
 Total              100.0%
--------------------------

--------------------------
 DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

 Under 1 Year        13.3%
 1-3 Years           38.4
 3-5 Years           39.3
 Over 5 Years         9.0
--------------------------
 Total              100.0%
--------------------------

---------------------------------
 INVESTMENT FOCUS
CREDIT QUALITY    TREASURY/AGENCY
AVERAGE MATURITY  SHORT
---------------------------------

                                     ----

FUND PROFILE                                           AS OF JANUARY 31, 2001
      for Short-Term Corporate Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

----------------------------------------------------------------
FINANCIAL ATTRIBUTES

                                                         LEHMAN
                                      FUND  BEST FIT*    INDEX**
----------------------------------------------------------------
 Number of Issues                      326      1,419      6,097
 Yield                                6.7%       6.2%       6.1%
 Yield--Institutional Shares          6.8%       6.2%       6.1%
 Yield to Maturity                    7.4%       6.2%       6.2%
 Average Coupon                       6.9%       7.0%       6.9%
 Average Maturity                2.5 years  3.1 years  8.3 years
 Average Quality                        A1         A1        Aaa
 Average Duration                2.1 years  2.7 years  4.5 years
 Expense Ratio                       0.24%         --         --
 Expense Ratio--
  Institutional Shares               0.13%         --         --
 Cash Investments                     2.1%         --         --
----------------------------------------------------------------

--------------------------------------------
 VOLATILITY MEASURES

                                     LEHMAN
            FUND  BEST FIT*   FUND   INDEX**
--------------------------------------------
 R-Squared  0.91       1.00   0.80      1.00
 Beta       0.80       1.00   0.53      1.00
--------------------------------------------

---------------------------------------
 DISTRIBUTION BY ISSUER
  (% OF PORTFOLIO)
 Asset-Backed                     20.3%
 Commercial Mortgage-Backed        0.0
 Finance                          31.2
 Foreign                           2.1
 Government Mortgage-Backed        0.0
 Industrial                       28.7
 Treasury/Agency                   2.2
 Utilities                        15.1
 Other                             0.4
---------------------------------------
 Total                           100.0%
---------------------------------------

 *Lehman 1-5 Year U.S. Treasury Index.
**Lehman Aggregate Bond Index.

--------------------------
 DISTRIBUTION BY
  CREDIT QUALITY
  (% OF PORTFOLIO)
 Treasury/Agency      2.2%
 Aaa                 19.3
 Aa                  15.8
 A                   34.8
 Baa                 25.7
 Ba                   0.0
 B                    0.0
 Not Rated            2.2
--------------------------
 Total              100.0%
--------------------------

--------------------------
 DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
 Under 1 Year        22.8%
 1-3 Years           41.6
 3-5 Years           24.3
 Over 5 Years        11.3
--------------------------
 Total              100.0%
--------------------------

-----------------------------------------------------------------
 INVESTMENT FOCUS

CREDIT QUALITY      INVESTMENT GRADE CORPORATE
AVERAGE MATURITY    SHORT
-----------------------------------------------------------------

                               [COMPUTER GRAPHIC]            VISIT OUR WEBSITE
                                                              WWW.VANGUARD.COM
                                                         FOR REGULARLY UPDATED
                                                             FUND INFORMATION.

                                     ----

FUND PROFILE                                           AS OF JANUARY 31, 2001
      for Inflation-Protected Securities Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

----------------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                         LEHMAN
                                FUND     BEST FIT*       INDEX**
----------------------------------------------------------------
 Number of Issues                  6             7         6,097
 Yield                         3.6%+          6.8%          6.1%
 Yield to Maturity             6.8%+          6.8%          6.2%
 Average Coupon                3.7%+          3.7%          6.9%
 Average Maturity         13.7 years    13.0 years     8.3 years
 Average Quality            Treasury      Treasury           Aaa
 Average Duration          2.1 years     2.0 years     4.5 years
 Expense Ratio               0.25%++            --            --
 Cash Investments               0.3%            --            --
----------------------------------------------------------------

  *Lehman U.S. Treasury Inflation Notes Index.
 **Lehman Aggregate Bond Index.
 +In real terms; not adjusted for projected inflation.
++Annualized.

--------------------------
 DISTRIBUTION BY
  CREDIT QUALITY
  (% OF PORTFOLIO)
 Treasury           100.0%
--------------------------

--------------------------
 DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
 Under 1 Year         0.1%
 1-5 Years           14.3
 5-10 Years          53.1
 10-20 Years          0.0
 20-30 Years         32.5
 Over 30 Years        0.0
--------------------------
 Total              100.0%
--------------------------

--------------------------------------
 INVESTMENT FOCUS
CREDIT QUALITY         TREASURY/AGENCY
AVERAGE DURATION       SHORT
--------------------------------------

                                     ----
                                      16

FUND PROFILE                                         AS OF JANUARY 31, 2001
      for Intermediate-Term Treasury Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

-----------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                    LEHMAN
                              FUND    BEST FIT*     INDEX**
-----------------------------------------------------------
 Number of Issues               41           24       6,097
 Yield                        5.2%         5.1%        6.1%
 Yield to Maturity            5.3%         5.3%        6.2%
 Average Coupon               7.1%         6.4%        6.9%
 Average Maturity        7.7 years    7.2 years   8.3 years
 Average Quality          Treasury     Treasury         Aaa
 Average Duration        5.2 years    5.4 years   4.5 years
 Expense Ratio               0.28%           --          --
 Cash Investments             3.0%           --          --
-----------------------------------------------------------

------------------------------------------
 VOLATILITY MEASURES

                                   LEHMAN
            FUND  BEST FIT*   FUND INDEX**
------------------------------------------
 R-Squared  0.98       1.00   0.91    1.00
 Beta       0.94       1.00   1.37    1.00
------------------------------------------

 *Lehman 5-10 Year U.S. Treasury Index.
**Lehman Aggregate Bond Index.

--------------------------
 DISTRIBUTION BY
  CREDIT QUALITY
  (% OF PORTFOLIO)
 Treasury            92.7%
 Agency               7.3
--------------------------
 Total              100.0%
--------------------------

--------------------------
 DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

 Under 1 Year         2.1%
 1-5 Years            8.1
 5-10 Years          79.3
 10-20 Years         10.5
 20-30 Years          0.0
 Over 30 Years        0.0
--------------------------
 Total              100.0%
--------------------------

---------------------------------------
 INVESTMENT FOCUS
CREDIT QUALITY          TREASURY/AGENCY
AVERAGE MATURITY        MEDIUM
---------------------------------------

                               [COMPUTER GRAPHIC]            VISIT OUR WEBSITE
                                                              WWW.VANGUARD.COM
                                                         FOR REGULARLY UPDATED
                                                             FUND INFORMATION.

                                     ----

FUND PROFILE                                           AS OF JANUARY 31, 2001
      for Intermediate-Term Corporate Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

--------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                  LEHMAN
                         FUND    BEST FIT*       INDEX**
--------------------------------------------------------
 Number of Issues         206        1,110         6,097
 Yield                   7.1%         6.9%          6.1%
 Yield to Maturity       7.8%         6.9%          6.2%
 Average Coupon          7.2%         7.2%          6.9%
 Average Maturity   7.2 years    7.7 years     8.3 years
 Average Quality           A1           A2           Aaa
 Average Duration   5.2 years    5.7 years     4.5 years
 Expense Ratio          0.22%           --            --
 Cash Investments        2.2%           --            --
--------------------------------------------------------

--------------------------------------------
  VOLATILITY MEASURES

                                     LEHMAN
            FUND  BEST FIT*   FUND   INDEX**
--------------------------------------------
 R-Squared  0.95       1.00   0.91      1.00
 Beta       0.91       1.00   1.26      1.00
--------------------------------------------

---------------------------------------
 DISTRIBUTION BY ISSUER
  (% OF PORTFOLIO)

 Asset-Backed                      6.9%
 Commercial Mortgage-Backed        0.0
 Finance                          30.1
 Foreign                           4.1
 Government Mortgage-Backed        0.0
 Industrial                       34.8
 Treasury/Agency                   7.8
 Utilities                        16.3
---------------------------------------
 Total                           100.0%
---------------------------------------

 *Lehman 5-10 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.

--------------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% OF PORTFOLIO)
 Treasury/Agency      7.8%
 Aaa                  6.9
 Aa                  19.5
 A                   41.5
 Baa                 21.5
 Ba                   0.0
 B                    0.0
 Not Rated            2.8
--------------------------
 Total              100.0%
--------------------------

--------------------------
 DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
 Under 1 Year         0.3%
 1-5 Years           24.6
 5-10 Years          70.5
 10-20 Years          4.6
 20-30 Years          0.0
 Over 30 Years        0.0
--------------------------
 Total              100.0%
--------------------------

-------------------------------------------------
 INVESTMENT FOCUS
CREDIT QUALITY         INVESTMENT GRADE CORPORATE
AVERAGE MATURITY       MEDIUM

-------------------------------------------------

                                     ----

FUND PROFILE                                           AS OF JANUARY 31, 2001
      for GNMA Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

--------------------------------------------------------

FINANCIAL ATTRIBUTES
                                                 LEHMAN
                             FUND  BEST FIT*     INDEX**
--------------------------------------------------------
 Number of Issues              24        166       6,097
 Yield                       6.5%       6.7%        6.1%
 Yield to Maturity           6.6%       6.7%        6.2%
 Average Coupon              7.0%       7.2%        6.9%
 Average Maturity       6.4 years  6.8 years   8.3 years
 Average Quality         Treasury   Treasury         Aaa
 Average Duration       2.8 years  2.7 years   4.5 years
 Expense Ratio              0.27%         --          --
 Cash Investments            2.3%         --          --
--------------------------------------------------------

--------------------------------------------
 VOLATILITY MEASURES

                                     LEHMAN
            FUND  BEST FIT*   FUND   INDEX**
--------------------------------------------
 R-Squared  0.98       1.00   0.80      1.00
 Beta       1.12       1.00   0.79      1.00
--------------------------------------------

 *Lehman GNMA Index.
**Lehman Aggregate Bond Index.

--------------------------
 DISTRIBUTION BY COUPON
  (% OF PORTFOLIO)
 Under 6%             0.4%

 6%-7%               34.0

 7%-8%               51.1

 8%-9%               13.2

 9%-10%               1.3

 10% and Over         0.0
--------------------------
 Total              100.0%
--------------------------

----------------------------------------
 INVESTMENT FOCUS
CREDIT QUALITY           TREASURY/AGENCY
AVERAGE MATURITY         MEDIUM
----------------------------------------

                               [COMPUTER GRAPHIC]             VISIT OUR WEBSITE
                                                               WWW.VANGUARD.COM
                                                          FOR REGULARLY UPDATED
                                                              FUND INFORMATION.

                                     ----

 FUND PROFILE                                         AS OF JANUARY 31, 2001
      for Long-Term Treasury Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

-----------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                    LEHMAN
                            FUND     BEST FIT*      INDEX**
-----------------------------------------------------------
 Number of Issues             18            44        6,097
 Yield                      5.4%          5.6%         6.1%
 Yield to Maturity          5.6%          5.7%         6.2%
 Average Coupon             7.6%          7.9%         6.9%
 Average Maturity     18.8 years    20.3 years    8.3 years
 Average Quality        Treasury      Treasury          Aaa
 Average Duration      9.9 years    10.8 years    4.5 years
 Expense Ratio             0.29%            --           --
 Cash Investments           2.2%            --           --
-----------------------------------------------------------

--------------------------------------------
 VOLATILITY MEASURES

                                     LEHMAN
            FUND  BEST FIT*   FUND   INDEX**
--------------------------------------------
 R-Squared  0.99       1.00   0.76      1.00
 Beta       0.98       1.00   1.80      1.00
--------------------------------------------

 *Lehman Long U.S. Treasury Index.
**Lehman Aggregate Bond Index.

--------------------------
 DISTRIBUTION BY
  CREDIT QUALITY
  (% OF PORTFOLIO)
 Treasury            96.1%
 Agency               3.9
--------------------------
 Total              100.0%
--------------------------

--------------------------
 DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)

 Under 1 Year         0.2%
 1-5 Years            0.0
 5-10 Years           9.2
 10-20 Years         35.0
 20-30 Years         55.6
 Over 30 Years        0.0
--------------------------
 Total              100.0%
--------------------------

------------------------------------
 INVESTMENT FOCUS

CREDIT QUALITY       TREASURY/AGENCY
AVERAGE MATURITY     LONG
------------------------------------

                                     ----

FUND PROFILE                                            AS OF JANUARY 31, 2001
      for Long-Term Corporate Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

-----------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                    LEHMAN
                          FUND     BEST FIT*        INDEX**
-----------------------------------------------------------
 Number of Issues          133           823          6,097
 Yield                    6.8%          7.2%           6.1%
 Yield to Maturity        6.9%          7.3%           6.2%
 Average Coupon           7.0%          7.3%           6.9%
 Average Maturity   20.2 years    25.0 years      8.3 years
 Average Quality           Aa3            A1            Aaa
 Average Duration    9.7 years     9.7 years      4.5 years
 Expense Ratio           0.30%            --             --
 Cash Investments         4.2%            --             --
-----------------------------------------------------------

------------------------------------------
 VOLATILITY MEASURES

                                    LEHMAN
            FUND  BEST FIT*   FUND INDEX**
------------------------------------------
 R-Squared  0.94       1.00   0.84    1.00
 Beta       0.88       1.00   1.61    1.00
------------------------------------------

---------------------------------------
 DISTRIBUTION BY ISSUER
  (% OF PORTFOLIO)

 Asset-Backed                      0.0%
 Commercial Mortgage-Backed        0.0
 Finance                          22.6
 Foreign                           0.7
 Government Mortgage-Backed        0.0
 Industrial                       52.7
 Treasury/Agency                  19.5
 Utilities                         4.5
---------------------------------------
 Total                           100.0%
---------------------------------------

 *Lehman Long Credit A or Better Index.
**Lehman Aggregate Bond Index.

--------------------------
 DISTRIBUTION BY
  CREDIT QUALITY
  (% OF PORTFOLIO)
 Treasury/Agency     19.5%
 Aaa                  5.1
 Aa                  21.8
 A                   38.1
 Baa                 15.5
 Ba                   0.0
 B                    0.0
 Not Rated            0.0
--------------------------
 Total              100.0%
--------------------------

--------------------------
 DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
 Under 1 Year         0.0%
 1-5 Years            5.2
 5-10 Years          16.8
 10-20 Years         11.1
 20-30 Years         64.9
 Over 30 Years        2.0
--------------------------
 Total              100.0%
--------------------------

------------------------------------------------
 INVESTMENT FOCUS
CREDIT QUALITY        INVESTMENT GRADE CORPORATE
AVERAGE MATURITY      LONG
-------------------------------------------------

                               [COMPUTER GRAPHIC]              VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

                                     ----
                                      21

FUND PROFILE                                            AS OF JANUARY 31, 2001
      for High-Yield Corporate Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 23.

-----------------------------------------------------------
FINANCIAL ATTRIBUTES
                                                    LEHMAN
                          FUND     BEST FIT*        INDEX**
-----------------------------------------------------------
 Number of Issues          224         1,099          6,097
 Yield                    9.6%         12.5%           6.1%
 Yield to Maturity        9.5%         12.4%           6.2%
 Average Coupon           8.7%          8.0%           6.9%
 Average Maturity    6.6 years     7.6 years      8.3 years
 Average Quality           Ba2            B1            Aaa
 Average Duration    4.5 years     4.7 years      4.5 years
 Expense Ratio           0.27%            --             --
 Cash Investments         4.4%            --             --
-----------------------------------------------------------

-------------------------------------------
 VOLATILITY MEASURES

                                     LEHMAN
            FUND  BEST FIT*   FUND  INDEX**
-------------------------------------------
 R-Squared  0.90       1.00   0.06     1.00
 Beta       0.78       1.00   0.49     1.00
-------------------------------------------

---------------------------------------
 DISTRIBUTION BY ISSUER
  (% OF PORTFOLIO)
 Asset-Backed                      0.0%
 Commercial Mortgage-Backed        0.0
 Finance                           2.4
 Foreign                           0.0
 Government Mortgage-Backed        0.0
 Industrial                       83.1
 Treasury/Agency                   7.0
 Utilities                         7.5
---------------------------------------
 Total                           100.0%
---------------------------------------

 *Lehman High Yield Index.
**Lehman Aggregate Bond Index.

--------------------------
 DISTRIBUTION BY
  CREDIT QUALITY
  (% OF PORTFOLIO)
 Treasury/Agency      7.0%
 Aaa                  0.0
 Aa                   0.0
 A                    0.0
 Baa                 12.4
 Ba                  35.4
 B                   44.8
 Caa                  0.4
 Not Rated            0.0
--------------------------
 Total              100.0%
--------------------------

--------------------------
 DISTRIBUTION BY MATURITY
  (% OF PORTFOLIO)
 Under 1 Year         0.0%
 1-5 Years           25.5
 5-10 Years          70.1
 10-20 Years          2.4
 20-30 Years          2.0
 Over 30 Years        0.0
--------------------------
 Total              100.0%
--------------------------

---------------------------------------------
 INVESTMENT FOCUS
CREDIT QUALITY         BELOW INVESTMENT GRADE
AVERAGE MATURITY       MEDIUM
---------------------------------------------

                                     ----

GLOSSARY
      of Investment Terms





AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

----------------------------------------------------------------------------

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

----------------------------------------------------------------------------

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

----------------------------------------------------------------------------

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

----------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.

----------------------------------------------------------------------------

CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

----------------------------------------------------------------------------

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

----------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

----------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.

----------------------------------------------------------------------------

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

----------------------------------------------------------------------------

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

----------------------------------------------------------------------------

                                     ----
                                      23

PERFORMANCE SUMMARY
      for Short-Term Treasury Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 OCTOBER 28, 1991-JANUARY 31, 2001


------------------------------------------------------------------------------
           SHORT-TERM TREASURY FUND                                    LEHMAN*
FISCAL    CAPITAL    INCOME     TOTAL                                    TOTAL
 YEAR      RETURN    RETURN    RETURN                                   RETURN
------------------------------------------------------------------------------
 1992        1.2%      1.4%      2.6%                                     3.0%
 1993        3.3       5.4       8.7                                      9.0
 1994        0.8       4.7       5.5                                      6.1
 1995       -4.8       5.2       0.4                                     -0.1
 1996        4.8       6.6      11.4                                     12.0

------------------------------------------------------------------------------
           SHORT-TERM TREASURY FUND                                    LEHMAN*
FISCAL    CAPITAL    INCOME     TOTAL                                    TOTAL
 YEAR      RETURN    RETURN    RETURN                                   RETURN
------------------------------------------------------------------------------
 1997       -1.9%      5.8%      3.9%                                     4.1%
 1998        1.1       6.0       7.1                                      7.9
 1999        1.2       5.5       6.7                                      7.0
 2000       -4.0       5.2       1.2                                      1.3
 2001        4.1       6.3      10.4                                     10.6
------------------------------------------------------------------------------

 *Lehman 1-5 Year Treasury Index.
 See Financial Highlights table on page 45 for dividend and capital gains information for the past five years.

                            [PERFORMANCE LINE GRAPH]

------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                      OCTOBER 28, 1991-JANUARY 31, 2001

              Short-Term  Average Short   Lehman 1-5 Year     Lehman Aggregate
               Treasury     Treasury         Treasury              Bond
                 Fund         Fund             Index               Index
10/28/91       $10000        $10000            $10000              $10000
1991  10        10045         10045             10045               10045
1992  01        10260         10271             10302               10296
1992  04        10357         10360             10404               10379
1992  07        10767         10684             10834               10939
1992  10        10893         10782             10965               11032
1993  01        11157         10974             11225               11426
1993  04        11425         11169             11481               11755
1993  07        11473         11233             11587               12051
1993  10        11650         11393             11793               12342
1994  01        11775         11499             11912               12471
1994  04        11513         11287             11607               11855
1994  07        11662         11418             11764               12062
1994  10        11681         11433             11751               11889
1995  01        11822         11560             11897               12183
1995  04        12199         11885             12291               12722
1995  07        12550         12142             12677               13282
1995  10        12820         12385             12958               13750
1996  01        13165         12701             13327               14248
1996  04        13019         12556             13182               13821
1996  07        13182         12703             13350               14018
1996  10        13520         13010             13715               14554
1997  01        13677         13136             13870               14712
1997  04        13791         13228             13984               14801
1997  07        14145         13573             14402               15526
1997  10        14368         13762             14652               15848
1998  01        14649         14008             14966               16289
1998  04        14773         14123             15081               16416
1998  07        14990         14326             15325               16748
1998  10        15545         14806             15926               17328
1999  01        15625         14868             16006               17605
1999  04        15643         14884             16017               17445
1999  07        15635         14891             16045               17165
1999  10        15828         15049             16232               17420
2000  01        15813         15282             16211               17280
2000  04        16075         15517             16482               17665
2000  07        16434         15816             16867               18190
2000  10        16815         16140             17248               18691
2001  01        17465         16705             17921               19668

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2001
                                 ------------------------------    FINAL VALUE
                                                         SINCE    OF A $10,000
                                 1 YEAR   5 YEARS   INCEPTION*      INVESTMENT
------------------------------------------------------------------------------
Short-Term Treasury Fund         10.45%     5.82%        6.21%         $17,465
Average Short Treasury Fund**     9.31      5.38         5.70           16,705
Lehman 1-5 Year Treasury Index   10.55      6.10         6.50           17,921
Lehman Aggregate Bond Index      13.82      6.66         7.58           19,668
------------------------------------------------------------------------------

  *October 28, 1991.
 **Derived from data provided by Lipper Inc.





                                     ----

 PERFORMANCE SUMMARY
      for Short-Term Federal Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                JANUARY 31, 1991-JANUARY 31, 2001

           SHORT-TERM FEDERAL FUND                                     LEHMAN*
FISCAL    CAPITAL    INCOME     TOTAL                                    TOTAL
 YEAR      RETURN    RETURN    RETURN                                   RETURN
------------------------------------------------------------------------------
 1992        3.1%      7.5%     10.6%                                    11.3%
 1993        2.3       6.2       8.5                                      8.9
 1994        1.1       5.1       6.2                                      6.1
 1995       -5.6       5.4      -0.2                                     -0.1
 1996        5.0       6.4      11.4                                     12.0

------------------------------------------------------------------------------
           SHORT-TERM FEDERAL FUND                                     LEHMAN*
FISCAL    CAPITAL    INCOME      TOTAL                                   TOTAL
 YEAR      RETURN    RETURN     RETURN                                  RETURN
------------------------------------------------------------------------------
 1997       -1.7%      6.2%       4.5%                                    4.1%
 1998        0.8       6.3        7.1                                     7.9
 1999        0.7       5.9        6.6                                     6.9
 2000       -4.0       5.6        1.6                                     1.3
 2001        4.4       6.5       10.9                                    10.8
------------------------------------------------------------------------------

 *Lehman 1-5 Year Government Index.
 See Financial Highlights table on page 46 for dividend information for the past five years.

                            [PERFORMANCE LINE GRAPH]

------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                      JANUARY 31, 1991-JANUARY 31, 2001

       Short-Term    Average 1-5 Year   Lehman 1-5 Year       Lehman Aggregate
        Federal        Government          Government              Bond
          Fund            Fund               Index                Index
------------------------------------------------------------------------------
1991 01  $10000           $10000             $10000               $10000
1991 04   10207            10203              10228                10265
1991 07   10405            10382              10417                10463
1991 10   10800            10768              10856                11027
1992 01   11060            10988              11132                11303
1992 04   11178            11091              11243                11393
1992 07   11641            11471              11703                12008
1992 10   11772            11565              11844                12111
1993 01   12000            11799              12121                12543
1993 04   12283            12043              12398                12904
1993 07   12407            12167              12511                13229
1993 10   12623            12352              12731                13548
1994 01   12748            12433              12860                13689
1994 04   12439            12114              12533                13014
1994 07   12574            12189              12704                13241
1994 10   12560            12191              12692                13051
1995 01   12720            12296              12848                13373
1995 04   13136            12661              13273                13965
1995 07   13509            12986              13688                14580
1995 10   13820            13318              13993                15093
1996 01   14174            13614              14386                15640
1996 04   14077            13471              14234                15172
1996 07   14252            13600              14419                15387
1996 10   14631            13985              14813                15976
1997 01   14813            14099              14982                16150
1997 04   14932            14224              15108                16247
1997 07   15326            14589              15556                17043
1997 10   15562            14848              15826                17397
1998 01   15858            15070              16158                17881
1998 04   16006            15197              16288                18020
1998 07   16242            15393              16550                18384
1998 10   16766            15852              17177                19021
1999 01   16900            15930              17271                19326
1999 04   16946            15986              17294                19150
1999 07   16882            15899              17315                18842
1999 10   17125            16125              17528                19122
2000 01   17168            16063              17499                18968
2000 04   17422            16349              17794                19391
2000 07   17800            16645              18205                19967

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2001    FINAL VALUE
                                 ------------------------------   OF A $10,000
                                      1 YEAR  5 YEARS   10 YEARS    INVESTMENT
------------------------------------------------------------------------------
Short-Term Federal Fund               10.91%    6.08%      6.65%        $19,041
Average 1-5 Year Government Fund*      9.76     5.31       5.83          17,630
Lehman 1-5 Year Government Index      10.80     6.15       6.85          19,389
Lehman Aggregate Bond Index           13.82     6.66       8.00          21,590
------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.

                                     ----
                                      25

 PERFORMANCE SUMMARY
      for Short-Term Corporate Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.

------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 JANUARY 31, 1991-JANUARY 31, 2001

------------------------------------------------------------------------------
           SHORT-TERM CORPORATE FUND                                   LEHMAN*
FISCAL   CAPITAL     INCOME     TOTAL                                    TOTAL
 YEAR     RETURN     RETURN    RETURN                                   RETURN
------------------------------------------------------------------------------
 1992       3.6%       8.1%     11.7%                                    13.4%
 1993       2.6        6.7       9.3                                      9.5
 1994       0.4        5.7       6.1                                      7.9
 1995      -4.9        5.5       0.6                                      0.3
 1996       5.2        6.8      12.0                                     13.8

------------------------------------------------------------------------------
           SHORT-TERM CORPORATE FUND                                  LEHMAN*
FISCAL    CAPITAL    INCOME     TOTAL                                   TOTAL
 YEAR     RETURN     RETURN    RETURN                                  RETURN
------------------------------------------------------------------------------
 1997      -1.7%      6.2%       4.5%                                    4.6%
 1998       1.1       6.4        7.5                                     8.0
 1999      -0.1       6.3        6.2                                     7.1
 2000      -3.4       6.2        2.8                                     1.5
 2001       2.6       7.1        9.7                                    10.7
------------------------------------------------------------------------------

 *Lehman 1-5 Year Credit Index.
 See Financial Highlights table on page 46 for dividend information for the past five years.

                            [PERFORMANCE LINE GRAPH]

------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                      JANUARY 31, 1991-JANUARY 31, 2001


        Short-Term       Avg. 1-5 Year      Lehman 1-5 Year  Lehman Aggregate
         Corporate      Investment-Grade         Credit           Bond
           Fund             Fund                 Index            Index
------------------------------------------------------------------------------
1991 01   $10000           $10000                $10000         $10000
1991 04    10277            10259                 10091          10265
1991 07    10468            10430                 10547          10463
1991 10    10884            10803                 10645          11027
1992 01    11170            11068                 10980          11303
1992 04    11289            11166                 11392          11393
1992 07    11783            11547                 11637          12008
1992 10    11887            11664                 12124          12111
1993 01    12208            11893                 12454          12543
1993 04    12472            12078                 12613          12904
1993 07    12565            12227                 13171          13229
1993 10    12795            12486                 13280          13548
1994 01    12954            12595                 13631          13689
1994 04    12672            12273                 14013          13014
1994 07    12851            12417                 14207          13241
1994 10    12861            12498                 14490          13051
1995 01    13032            12585                 14706          13373
1995 04    13477            12860                 14304          13965
1995 07    13886            13238                 14557          14580
1995 10    14198            13597                 14557          15093
1996 01    14590            13926                 14746          15640
1996 04    14472            13732                 15314          15172
1996 07    14658            13918                 15851          15387
1996 10    15055            14342                 16249          15976
1997 01    15250            14498                 16772          16150
1997 04    15380            14536                 16571          16247
1997 07    15826            14956                 16804          17043
1997 10    16072            15246                 17317          17397
1998 01    16399            15509                 17537          17881
1998 04    16570            15574                 17686          18020
1998 07    16828            15804                 18296          18384
1998 10    17163            16234                 18561          19021
1999 01    17408            16382                 18942          19326
1999 04    17536            16378                 19131          19150
1999 07    17510            16334                 19439          18842
1999 10    17755            16604                 19972          19122
2000 01    17890            16590                 20280          18968
2000 04    18046            16760                 20387          19391
2000 07    18498            17100                 20289          19967
2000 10    18850            17555                 20587          20518
2001 01    19631            18174                 20755          21590




                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2001   FINAL VALUE
                                  ------------------------------  OF A $10,000
                                       1 YEAR  5 YEARS  10 YEARS    INVESTMENT
------------------------------------------------------------------------------
Short-Term Corporate Fund               9.74%    6.12%     6.98%       $19,631
Average 1-5 Year Investment-Grade Fund* 9.55     5.47      6.16         18,174
Lehman 1-5 Year Credit Index           10.68     6.32      7.58         20,755
Lehman Aggregate Bond Index            13.82     6.66      8.00         21,590
==============================================================================
 *Derived from data provided by Lipper Inc.

                                     ----

 PERFORMANCE SUMMARY
      for Short-Term Corporate Fund Institutional Shares





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate. An investor's shares, when redeemed, could be worth more or less than their original cost.





------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)               SEPTEMBER 30, 1997-JANUARY 31, 2001
------------------------------------------------------------------------------
            SHORT-TERM CORPORATE FUND
              INSTITUTIONAL SHARES                                     LEHMAN*
FISCAL    CAPITAL    INCOME     TOTAL                                    TOTAL
 YEAR      RETURN    RETURN    RETURN                                   RETURN
------------------------------------------------------------------------------
 1998        0.6%      2.2%      2.8%                                     3.6%
 1999       -0.1       6.4       6.3                                      7.1

------------------------------------------------------------------------------
            SHORT-TERM CORPORATE FUND
              INSTITUTIONAL SHARES                                     LEHMAN*
FISCAL    CAPITAL    INCOME     TOTAL                                    TOTAL
 YEAR      RETURN    RETURN    RETURN                                   RETURN
------------------------------------------------------------------------------
 2000       -3.4%      6.3%      2.9%                                     1.5%
 2001        2.6       7.3       9.9                                     10.7
------------------------------------------------------------------------------

 *Lehman 1-5 Year Credit Index.
 See Financial Highlights table on page 47 for dividend information since inception.


                            [PERFORMANCE LINE GRAPH]

------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                    SEPTEMBER 30, 1997-JANUARY 31, 2001

         Short-Term      Avg. 1-5 Year     Lehman 1-5 Year    Lehman Aggregate
         Corporate      Investment-Grade       Credit             Bond
         Fund Inst           Fund              Index              Index
------------------------------------------------------------------------------
9/30/97 $50000000        $50000000           $50000000       $50000000
1997 10  50357578         50325000            50357578        50725000
1998 01  51397170         51260913            51389908        52141917
1998 04  51950999         51712708            51903807        52547397
1998 07  52772848         52448778            52739459        53610112
1998 10  53841123         53595645            54184520        55467335
1999 01  54626181         54146903            55018962        56354984
1999 04  55043333         54381084            55310562        55842119
1999 07  54978555         54205812            55045071        54945004
1999 10  55763639         54817625            55854234        55761312
2000 01  56203306         54834568            55859819        55312416
2000 04  56705459         55648163            56479863        56545729
2000 07  58139070         56748064            57970932        58225221
2000 10  59268063         57958675            59252089        59831887
2001 01  61743712         60071270            62304930        62956592
------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2001 FINAL VALUE OF
                                 ------------------------------  A $50,000,000
                                 1 YEAR        SINCE INCEPTION*     INVESTMENT
------------------------------------------------------------------------------
Short-Term Corporate
Fund Institutional Shares         9.86%                   6.53%    $61,743,710
Average 1-5 Year Investment-
  Grade Fund**                    9.55                    5.65      60,071,270
Lehman 1-5 Year Credit Index     10.68                    6.82      62,304,930
Lehman Aggregate Bond Index      13.82                    7.15      62,956,590
------------------------------------------------------------------------------


  *September 30, 1997.
 **Derived from data provided by Lipper Inc.

                                     ----

 PERFORMANCE SUMMARY
      for Inflation-Protected Securities Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.




------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 JUNE 29, 2000-JANUARY 31, 2001
------------------------------------------------------------------------------

                INFLATION-PROTECTED
                SECURITIES FUND                                       LEHMAN*
 FISCAL    CAPITAL  INCOME   TOTAL                                      TOTAL
 PERIOD    RETURN   RETURN   RETURN                                    RETURN
-------------------------------------------------------------------------------
 2001**      5.3%     2.8%     8.1%                                      8.3%
-------------------------------------------------------------------------------


  *Lehman Treasury Inflation Notes Index.
 **Since inception: June 29, 2000.
 See Financial Highlights table on page 47 for dividend and capital gains information since inception.


                            [PERFORMANCE LINE GRAPH]


-------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                          JUNE 29, 2000-JANUARY 31, 2001



                                                 Lehman Treasury
        Inflation Protected-  Avg. 1-5 Year  Inflation Notes   Lehman Aggregate
         Securities Fund     Government Fund      Index         Bond Index
-------------------------------------------------------------------------------
6/29/00    $10000              $10000           $10000           $10000
2000 07     10090               10090            10090            10090
2000 10     10341               10316            10341            10368
2001 01     10807               10672            10835            10920

-------------------------------------------------------------------------------

                                          TOTAL RETURNS
                                  PERIOD ENDED JANUARY 31, 2001     FINAL VALUE
                                  -----------------------------    OF A $10,000
                                        SINCE INCEPTION*             INVESTMENT
-------------------------------------------------------------------------------
Inflation-Protected Securities Fund                8.07%                $10,807
Average 1-5 Year Government Fund**                 6.72                  10,672
Lehman Treasury Inflation Notes Index              8.34                  10,835
Lehman Aggregate Bond Index                        9.20                  10,920
===============================================================================

  *June 29, 2000.
 **Derived from data provided by Lipper Inc.

                                     ----

 PERFORMANCE SUMMARY
      for Intermediate-Term Treasury Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 OCTOBER 28, 1991-JANUARY 31, 2001


-------------------------------------------------------------------------------
           INTERMEDIATE-TERM TREASURY FUND
                                                                       LEHMAN*
 FISCAL CAPITAL   INCOME    TOTAL                                        TOTAL
  YEAR   RETURN   RETURN    RETURN                                      RETURN
-------------------------------------------------------------------------------
 1992      1.9%     1.7%      3.6%                                         4.0%
 1993      6.1      7.0      13.1                                         13.2
 1994      4.1      6.0      10.1                                         10.6
 1995     -9.6      5.7      -3.9                                         -4.5
 1996     11.7      7.3      19.0                                         19.6


-------------------------------------------------------------------------------
           INTERMEDIATE-TERM
             TREASURY FUND                                              LEHMAN*
 FISCAL CAPITAL   INCOME    TOTAL                                         TOTAL
  YEAR   RETURN   RETURN    RETURN                                       RETURN
-------------------------------------------------------------------------------
 1997     -4.9%     6.2%      1.3%                                         1.3%
 1998      4.1      6.7      10.8                                         11.7
 1999      3.3      6.1       9.4                                         10.0
 2000    -10.1      5.5      -4.6                                         -5.0
 2001      9.1      7.0      16.1                                         15.8
-------------------------------------------------------------------------------


*Lehman 5-10 Year Treasury Index.
 See Financial Highlights table on page 48 for dividend information for the past five years.


                            [PERFORMANCE LINE GRAPH]


--------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                      OCTOBER 28, 1991-JANUARY 31, 2001

       Intermediate-Term Average Intermediate  Lehman 5-10 Year Lehman Aggregate
         Treasury Fund     Treasury Fund        Treasury Index   Bond Index
--------------------------------------------------------------------------------
10/28/91  $10000              $10000                $10000         $10000
1991  10   10105               10105                 10105          10105
1992  01   10359               10359                 10396          10358
1992  04   10376               10381                 10424          10442
1992  07   11128               11026                 11184          11005
1992  10   11260               11127                 11316          11099
1993  01   11721               11498                 11764          11495
1993  04   12178               11857                 12202          11826
1993  07   12431               12067                 12525          12124
1993  10   12793               12427                 12935          12416
1994  01   12904               12498                 13015          12546
1994  04   12144               11908                 12194          11927
1994  07   12331               12049                 12382          12135
1994  10   12115               11936                 12141          11960
1995  01   12401               12102                 12435          12256
1995  04   12993               12505                 13060          12798
1995  07   13636               12930                 13732          13362
1995  10   14185               13340                 14288          13832
1996  01   14753               13808                 14874          14333
1996  04   14098               13315                 14199          13904
1996  07   14268               13448                 14364          14102
1996  10   14849               13903                 14984          14641
1997  01   14941               13998                 15072          14800
1997  04   14999               14013                 15091          14890
1997  07   15711               14638                 15916          15619
1997  10   16045               14922                 16294          15943
1998  01   16551               15335                 16834          16387
1998  04   16591               15360                 16864          16515
1998  07   16950               15649                 17252          16849
1998  10   17989               16471                 18472          17432
1999  01   18114               16530                 18521          17711
1999  04   17711               16305                 18088          17550
1999  07   17344               16064                 17728          17268
1999  10   17540               16221                 17896          17525
2000  01   17283               16325                 17597          17384
2000  04   17766               16700                 18123          17771
2000  07   18299               17133                 18705          18299
2000  10   18930               17642                 19288          18804
2001  01   20061               18558                 20370          19786

                                   AVERAGE ANNUAL TOTAL RETURNS
                                  PERIODS ENDED JANUARY 31, 2001
                                  ------------------------------    FINAL VALUE
                                                           SINCE   OF A $10,000
                                     1 YEAR  5 YEARS  INCEPTION*     INVESTMENT
-------------------------------------------------------------------------------
Intermediate-Term Treasury Fund      16.07%    6.34%       7.81%        $20,061
Average Intermediate Treasury Fund** 13.68     5.74        6.91          18,558
Lehman 5-10 Year Treasury Index      15.76     6.49        7.99          20,370
Lehman Aggregate Bond Index          13.82     6.66        7.58          19,668
-------------------------------------------------------------------------------

  *October 28, 1991.
 **Derived from data provided by Lipper Inc.

                                     ----

 PERFORMANCE SUMMARY
      for Intermediate-Term Corporate Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.




-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 NOVEMBER 1, 1993-JANUARY 31, 2001
-------------------------------------------------------------------------------
           INTERMEDIATE-TERM CORPORATE FUND
                                                                       LEHMAN*
 FISCAL  CAPITAL   INCOME      TOTAL                                     TOTAL
 YEAR     RETURN   RETURN     RETURN                                    RETURN
-------------------------------------------------------------------------------
 1994      0.4%      1.3%       1.7%                                      2.4%
 1995     -9.7       6.0       -3.7                                      -4.0
 1996     12.1       7.8       19.9                                      21.1
 1997     -4.2       6.5        2.3                                       2.7


-------------------------------------------------------------------------------
           INTERMEDIATE-TERM CORPORATE FUND
                                                                       LEHMAN*
 FISCAL  CAPITAL   INCOME     TOTAL                                      TOTAL
 YEAR    RETURN    RETURN     RETURN                                    RETURN
-------------------------------------------------------------------------------
 1998      3.3%     6.9%       10.2%                                     10.4%
 1999      1.2      6.5         7.7                                       8.4
 2000     -8.9      6.2        -2.7                                      -3.7
 2001      5.4      7.8        13.2                                      14.3
-------------------------------------------------------------------------------

 *Lehman 5-10 Year Credit Index.
 See Financial Highlights table on page 48 for dividend and capital gains information for the past five years.


                            [PERFORMANCE LINE GRAPH]

-------------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                      NOVEMBER 1, 1993-JANUARY 31, 2001


-------------------------------------------------------------------------------------
      Intermediate-Term    Average Intermediate   Lehman 5-10 Year   Lehman Aggregate
        Corporate Fund    Investment-Grade Fund     Credit Index        Bond Index
-------------------------------------------------------------------------------------
11/1/93       $10000          $10000                $10000               $10000
1994 01        10166           10148                 10244                10170
1994 04         9583            9661                  9576                 9668
1994 07         9718            9773                  9782                 9837
1994 10         9563            9663                  9605                 9696
1995 01         9787            9842                  9831                 9935
1995 04        10300           10242                 10401                10375
1995 07        10834           10651                 10953                10832
1995 10        11267           10996                 11398                11213
1996 01        11738           11363                 11903                11619
1996 04        11246           11028                 11421                11272
1996 07        11388           11159                 11565                11432
1996 10        11884           11559                 12099                11869
1997 01        12007           11678                 12220                11998
1997 04        12054           11740                 12251                12071
1997 07        12674           12282                 12968                12662
1997 10        12906           12481                 13154                12924
1998 01        13237           12797                 13491                13284
1998 04        13345           12316                 13608                13388
1998 07        13585           13118                 13844                13658
1998 10        13977           13472                 14263                14132
1999 01        14260           13647                 14621                14358
1999 04        14070           12949                 14424                14227
1999 07        13758           13306                 14052                13998
1999 10        13935           13463                 14245                14206
2000 01        13875           13333                 14082                14092
2000 04        13983           12962                 14231                14406
2000 07        14431           13916                 14712                14834
2000 10        14805           14249                 15084                15244
2001 01        15706           14929                 16090                16040




                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2001
                                 --------------------------------   FINAL VALUE
                                                            SINCE  OF A $10,000
                                     1 YEAR    5 YEARS INCEPTION*    INVESTMENT
-------------------------------------------------------------------------------
Intermediate-Term Corporate Fund     13.20%      6.00%      6.43%       $15,706
Average Intermediate Investment-
  Grade Fund**                       11.97       5.61       5.68         14,929
Lehman 5-10 Year Credit Index        14.26       6.21       6.78         16,090
Lehman Aggregate Bond Index          13.82       6.66       6.73         16,040
-------------------------------------------------------------------------------

  *November 1, 1993.
 **Derived from data provided by Lipper Inc.


                                     ----

 PERFORMANCE SUMMARY
      for GNMA Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.


-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  JANUARY 31, 1991-JANUARY 31, 2001
-------------------------------------------------------------------------------
                GNMA FUND                                              LEHMAN*
 FISCAL CAPITAL  INCOME   TOTAL                                          TOTAL
 YEAR   RETURN   RETURN   RETURN                                        RETURN
-------------------------------------------------------------------------------
 1992     4.1%     8.9%    13.0%                                         12.9%
 1993     2.4      8.0     10.4                                          10.1
 1994    -1.0      6.2      5.2                                           6.1
 1995    -6.5      6.9      0.4                                          -0.3
 1996     7.6      8.0     15.6                                          15.5

-------------------------------------------------------------------------------
                GNMA FUND                                             LEHMAN*
 FISCAL CAPITAL  INCOME   TOTAL                                         TOTAL
 YEAR   RETURN   RETURN   RETURN                                       RETURN
-------------------------------------------------------------------------------
 1997    -2.1%     7.3%     5.2%                                          5.6%
 1998     2.5      7.4      9.9                                           9.8
 1999     0.0      6.8      6.8                                           6.7
 2000    -7.3      6.4     -0.9                                           0.3
 2001     6.6      7.5     14.1                                          14.0
-------------------------------------------------------------------------------

  *Lehman GNMA Index.
  See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.


                            [PERFORMANCE LINE GRAPH]


-------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                       JANUARY 31, 1991-JANUARY 31, 2001


                                                               Lehman Aggregate
         GNMA Fund  Average GNMA Fund*  Lehman GNMA Index            Bond Index
-------------------------------------------------------------------------------
1991 01   $10000         $10000             $10000                $10000
1991 04    10235          10209              10251                 10265
1991 07    10493          10439              10532                 10463
1991 10    11087          10945              11097                 11027
1992 01    11300          11140              11293                 11303
1992 04    11435          11267              11451                 11393
1992 07    11954          11767              11898                 12008
1992 10    12107          11859              12073                 12111
1993 01    12475          12218              12437                 12543
1993 04    12681          12466              12678                 12904
1993 07    12911          12729              12922                 13229
1993 10    12957          12822              12988                 13548
1994 01    13122          12937              13193                 13689
1994 04    12664          12415              12685                 13014
1994 07    12925          12627              12950                 13241
1994 10    12766          12427              12788                 13051
1995 01    13169          12731              13160                 13373
1995 04    13760          13272              13773                 13965
1995 07    14277          13795              14320                 14580
1995 10    14735          14176              14731                 15093
1996 01    15229          14599              15197                 15640
1996 04    14937          14300              15004                 15172
1996 07    15148          14476              15206                 15387
1996 10    15747          14963              15784                 15976
1997 01    16014          15156              16050                 16150
1997 04    16146          15272              16209                 16247
1997 07    16819          15946              16868                 17043
1997 10    17194          16218              17238                 17397
1998 01    17592          16563              17615                 17881
1998 04    17790          16737              17830                 18020
1998 07    18087          17032              18127                 18384
1998 10    18454          17316              18474                 19021
1999 01    18787          17560              18788                 19326
1999 04    18852          17617              18930                 19150
1999 07    18442          17299              18634                 18842
1999 10    18868          17572              19045                 19122
2000 01    18619          17337              18842                 18968
2000 04    19178          17788              19365                 19391
2000 07    19670          18256              19898                 19967
2000 10    20311          18765              20543                 20518
2001 01    21248          19587              21471                 21590

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2001     FINAL VALUE
                                 ------------------------------    OF A $10,000
                                     1 YEAR   5 YEARS   10 YEARS     INVESTMENT
-------------------------------------------------------------------------------
GNMA Fund                            14.12%     6.89%      7.83%        $21,248
Average GNMA Fund*                   12.98      6.06       6.95          19,587
Lehman GNMA Index                    13.95      7.16       7.94          21,471
Lehman Aggregate Bond Index          13.82      6.66       8.00          21,590
-------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.

                                     ----

 PERFORMANCE SUMMARY
      for Long-Term Treasury Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                 JANUARY 31, 1991-JANUARY 31, 2001


         LONG-TERM TREASURY FUND                                       LEHMAN*
 FISCAL CAPITAL  INCOME    TOTAL                                         TOTAL
 YEAR   RETURN   RETURN    RETURN                                       RETURN
-------------------------------------------------------------------------------
 1992      4.1%    8.3%     12.4%                                        13.4%
 1993      6.1     8.0      14.1                                         14.6
 1994      8.9     7.2      16.1                                         16.7
 1995    -13.0     6.3      -6.7                                         -7.5
 1996     18.7     8.0      26.7                                         27.4



         LONG-TERM TREASURY FUND                                       LEHMAN*
 FISCAL CAPITAL  INCOME    TOTAL                                         TOTAL
 YEAR   RETURN   RETURN    RETURN                                       RETURN
-------------------------------------------------------------------------------
 1997    -8.2%     6.4%     -1.8%                                        -1.6%
 1998     9.7      7.1      16.8                                         18.3
 1999     5.8      6.2      12.0                                         12.3
 2000   -13.7      5.3      -8.4                                         -8.3
 2001    11.7      6.9      18.6                                         18.8
-------------------------------------------------------------------------------

 *Lehman Long Treasury Index.
 See Financial Highlights table on page 49 for dividend and capital gains information for the past five years.



-------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                     JANUARY 31, 1991-JANUARY 31, 2001

            Long-Term    Average General  Lehman Long        Lehman Aggregate
          Treasury Fund  Treasury Fund   Treasury Index            Bond Index

------------------------------------------------------------------------------
1991 01      $10000           $10000         $10000           $10000
1991 04       10207            10177          10212            10265
1991 07       10267            10262          10278            10463
1991 10       10930            10915          10989            11027
1992 01       11244            11208          11343            11303
1992 04       11183            11077          11271            11393
1992 07       12080            11730          12240            12008
1992 10       12097            11824          12257            12111
1993 01       12833            12357          13004            12543
1993 04       13370            12652          13572            12904
1993 07       14174            13153          14421            13229
1993 10       14879            13835          15162            13548
1994 01       14897            13884          15179            13689
1994 04       13579            12779          13750            13014
1994 07       13799            12888          13987            13241
1994 10       13248            12716          13402            13051
1995 01       13902            13114          14042            13373
1995 04       14623            13453          14821            13965
1995 07       15678            14065          15885            14580
1995 10       16773            15020          17002            15093
1996 01       17616            15677          17894            15640
1996 04       16125            14565          16407            15172
1996 07       16386            14643          16673            15387
1996 10       17270            15544          17588            15976
1997 01       17291            15713          17611            16150
1997 04       17272            15364          17579            16247
1997 07       18699            16251          19180            17043
1997 10       19257            16949          19808            17397
1998 01       20204            17772          20827            17881
1998 04       20161            17406          20794            18020
1998 07       20905            17721          21589            18384
1998 10       22251            18946          23039            19021
1999 01       22632            19288          23380            19326
1999 04       21523            18283          22208            19150
1999 07       20817            17746          21520            18842
1999 10       20928            18184          21610            19122
2000 01       20728            18102          21447            18968
2000 04       21864            18453          22665            19391
2000 07       22595            18909          23466            19967
2000 10       23227            19751          24082            20518
2001 01       24578            20790          25475            21590

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2001     FINAL VALUE
                                 -------------------------------   OF A $10,000
                                     1 YEAR   5 YEARS   10 YEARS     INVESTMENT
-------------------------------------------------------------------------------
Long-Term Treasury Fund              18.57%     6.89%      9.41%        $24,578
Average General Treasury Fund*       14.85      5.81       7.59          20,790
Lehman Long Treasury Index           18.78      7.32       9.80          25,475
Lehman Aggregate Bond Index          13.82      6.66       8.00          21,590
-------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.


                                     ----

 PERFORMANCE SUMMARY
      for Long-Term Corporate Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                  JANUARY 31, 1991-JANUARY 31, 2001



-------------------------------------------------------------------------------
        LONG-TERM CORPORATE FUND                                       LEHMAN*
 FISCAL  CAPITAL INCOME    TOTAL                                         TOTAL
 YEAR    RETURN  RETURN    RETURN                                       RETURN
-------------------------------------------------------------------------------
 1992      7.6%    9.5%     17.1%                                        15.5%
 1993      6.6     8.5      15.1                                         13.8
 1994      6.5     7.3      13.8                                         12.6
 1995    -11.9     6.8      -5.1                                         -5.3
 1996     15.3     8.3      23.6                                         23.9



-------------------------------------------------------------------------------
        LONG-TERM CORPORATE FUND                                       LEHMAN*
 FISCAL  CAPITAL INCOME    TOTAL                                         TOTAL
 YEAR    RETURN  RETURN    RETURN                                       RETURN
-------------------------------------------------------------------------------
 1997     -6.0%    6.9%      0.9%                                         0.7%
 1998      7.9     7.6      15.5                                         15.3
 1999      2.9     6.6       9.5                                         10.3
 2000    -13.3     5.9      -7.4                                         -8.3
 2001      6.8     7.7      14.5                                         16.1
-------------------------------------------------------------------------------
 *Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit
  A or Better Index thereafter.
  See Financial Highlights table on page 50 for dividend and capital gains information for the past five years.
-------------------------------------------------------------------------------


                            [PERFORMANCE LINE GRAPH]

-----------------------------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                     JANUARY 31, 1991-JANUARY 31, 2001

          Long-Term     Average Corporate  Lehman Long Credit  Lehman Long Credit AA    Lehman Aggregate
        Corporate Fund     A-Rated Fund    A or Better Index    or Better Index           Bond Index
1991 01    $10000           $10000             $10000               $10000                $10000
1991 04     10437            10310              10355                10354                 10265
1991 07     10615            10468              10555                10555                 10463
1991 10     11289            11040              11205                11205                 11027
1992 01     11709            11348              11553                11553                 11303
1992 04     11809            11415              11622                11621                 11393
1992 07     12776            12122              12492                12492                 12008
1992 10     12767            12168              12492                12492                 12111
1993 01     13473            12617              13142                13142                 12543
1993 04     14058            13037              13581                13581                 12904
1993 07     14627            13431              14129                14129                 13229
1993 10     15221            13872              14681                14681                 13548
1994 01     15336            13955              14804                14803                 13689
1994 04     14255            13121              13705                13705                 13014
1994 07     14450            13277              13930                13929                 13241
1994 10     13993            13048              13435                13435                 13051
1995 01     14551            13344              14014                14014                 13373
1995 04     15366            13901              14851                14851                 13965
1995 07     16263            14510              15722                15721                 14580
1995 10     17205            15109              16594                16593                 15093
1996 01     17990            15615              17367                17367                 15640
1996 04     16909            14974              16300                16300                 15172
1996 07     17155            15202              16570                16570                 15387
1996 10     18034            15838              17466                17465                 15976
1997 01     18144            15956              17493                17493                 16150
1997 04     18155            15941              17524                17524                 16247
1997 07     19791            16855              19039                19038                 17043
1997 10     20240            17187              19412                19411                 17397
1998 01     20960            17609              20176                20176                 17881
1998 04     21116            17636              20372                20372                 18020
1998 07     21641            18041              20833                20832                 18384
1998 10     22025            18514              21292                21292                 19021
1999 01     22955            18827              22252                22252                 19326
1999 04     22105            18479              21357                21356                 19150
1999 07     21277            18160              20491                20490                 18842
1999 10     21433            18344              20784                20784                 19122
2000 01     21257            18144              20405                20405                 18968
2000 04     21495            18357              20704                20717                 19391
2000 07     22183            18905              21517                21544                 19967
2000 10     22742            19349              21857                22102                 20518
2001 01     24344            20316              23681                24019                 21590
-----------------------------------------------------------------------------------------------------

                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2001     FINAL VALUE
                                 -------------------------------   OF A $10,000
                                     1 YEAR   5 YEARS   10 YEARS     INVESTMENT
-------------------------------------------------------------------------------
Long-Term Corporate Fund               14.52%   6.24%     9.30%         $24,344
Average Corporate A-Rated Fund*        11.97    5.40      7.35           20,316
Lehman Long Credit A or Better Index** 16.06    6.40      9.00           23,681
Lehman Long Credit AA or Better Index  17.69    6.70      9.16           24,019
Lehman Aggregate Bond Index            13.82    6.66      8.00           21,590
-------------------------------------------------------------------------------

  *Derived from data provided by Lipper Inc.
 **Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit
   A or Better Index thereafter.


                                     ----

 PERFORMANCE SUMMARY
      for High-Yield Corporate Fund





All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.



-------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                JANUARY 31, 1991-JANUARY 31, 2001
-------------------------------------------------------------------------------
       HIGH-YIELD CORPORATE FUND                                        LEHMAN*
 FISCAL CAPITAL  INCOME     TOTAL                                         TOTAL
 YEAR    RETURN  RETURN    RETURN                                        RETURN
-------------------------------------------------------------------------------
 1992     17.4%   13.9%     31.3%                                         47.3%
 1993      4.0    10.7      14.7                                          15.1
 1994      7.7     9.8      17.5                                          16.3
 1995    -11.1     8.6      -2.5                                          -1.8
 1996      9.0    10.0      19.0                                          19.7



-------------------------------------------------------------------------------
       HIGH-YIELD CORPORATE FUND                                        LEHMAN*
 FISCAL CAPITAL  INCOME    TOTAL                                          TOTAL
 YEAR    RETURN  RETURN    RETURN                                        RETURN
-------------------------------------------------------------------------------
 1997     -0.3%    9.3%      9.0%                                         10.5%
 1998      3.8     9.3      13.1                                          13.7
 1999     -3.0     8.3       5.3                                           1.6
 2000     -7.8     8.0       0.2                                           0.5
 2001     -4.4     9.1       4.7                                           1.6
-------------------------------------------------------------------------------

  * Lehman High Yield Index.
  See Financial Highlights table on page 50 for dividend and capital gains information for the past five years.



                           [PERFORMANCE LINE GRAPH]



-------------------------------------------------------------------------------
 CUMULATIVE PERFORMANCE                       JANUARY 31, 1991-JANUARY 31, 2001


                           Average High
          High-Yield         Current        Lehman High        Lehman Aggregate
        Corporate Fund      Yield Fund      Yield Index              Bond Index
1991 01    $10000            $10000           $10000                     $10000
1991 04     11245             11685            12229                      10265
1991 07     11792             12347            13017                      10463
1991 10     12485             13203            13953                      11027
1992 01     13127             13982            14728                      11303
1992 04     13521             14594            15337                      11393
1992 07     14199             15232            15937                      12008
1992 10     14181             15311            16080                      12111
1993 01     15055             16212            16948                      12543
1993 04     15764             16900            17620                      12904
1993 07     16472             17754            18381                      13229
1993 10     17153             18384            18959                      13548
1994 01     17695             19271            19705                      13689
1994 04     16487             18279            18782                      13014
1994 07     16779             18299            19010                      13241
1994 10     16938             18309            19190                      13051
1995 01     17249             18248            19346                      13373
1995 04     18338             19292            20741                      13965
1995 07     19176             20191            21728                      14580
1995 10     19781             20640            22146                      15093
1996 01     20528             21545            23157                      15640
1996 04     20315             21802            23205                      15172
1996 07     20643             22188            23645                      15387
1996 10     21527             23251            24604                      15976
1997 01     22378             24237            25586                      16150
1997 04     22512             24257            25888                      16247
1997 07     23926             26033            27541                      17043
1997 10     24356             26613            27979                      17397
1998 01     25319             27596            29087                      17881
1998 04     25707             28281            29644                      18020
1998 07     26208             28415            30020                      18384
1998 10     25187             25721            27840                      19021
1999 01     26670             27339            29538                      19326
1999 04     27062             28264            30213                      19150
1999 07     26511             27872            29858                      18842
1999 10     26296             27421            29048                      19122
2000 01     26716             27965            29673                      18968
2000 04     26707             27540            29146                      19391
2000 07     27355             27700            29658                      19967
2000 10     26927             26662            28580                      20518
2001 01     27973             27381            30157                      21590
-------------------------------------------------------------------------------






                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED JANUARY 31, 2001     FINAL VALUE
                                 -------------------------------   OF A $10,000
                                     1 YEAR   5 YEARS   10 YEARS     INVESTMENT
-------------------------------------------------------------------------------
High-Yield Corporate Fund*            4.70%     6.38%     10.83%        $27,973
Average High Current Yield Fund**    -2.09      4.91      10.60          27,381
Lehman High Yield Index               1.63      5.42      11.67          30,157
Lehman Aggregate Bond Index          13.82      6.66       8.00          21,590
-------------------------------------------------------------------------------

 *Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.
 **Derived from data provided by Lipper Inc.


                                     ----
                                      34

FINANCIAL STATEMENTS
   January 31, 2001


The Statements of Net Assets, integral parts of the Financial Statements for each of the Vanguard Bond Funds, are included as an insert to this report (except for the GNMA Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE          MARKET
                                                                                MATURITY              AMOUNT          VALUE-
GNMA FUND                                         COUPON                            DATE               (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (97.7%)
----------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                 5.50%            3/15/2013--2/15/2014 (1)          63,279          62,241
Government National Mortgage Assn.                 6.00%             3/15/2019--2/1/2031 (1)     $ 1,476,340     $ 1,452,346
Government National Mortgage Assn.                 6.50%           6/15/2008--11/15/2029 (1)       3,319,432       3,326,241
Government National Mortgage Assn.                 7.00%           4/15/2007--12/15/2030 (1)       3,739,231       3,809,476
Government National Mortgage Assn.                 7.25%           12/15/2026--2/15/2027 (1)           2,624           2,683
Government National Mortgage Assn.                 7.50%          12/15/2001--10/15/2030 (1)       3,264,057       3,359,186
Government National Mortgage Assn.                 7.75%                       2/15/2027 (1)           5,824           6,010
Government National Mortgage Assn.                 8.00%           1/15/2002--10/15/2030 (1)       1,582,278       1,641,598
Government National Mortgage Assn.                 8.25%            8/15/2004--7/15/2008 (1)           2,319           2,420
Government National Mortgage Assn.                 8.50%           10/15/2005--7/15/2030 (1)         193,582         203,730
Government National Mortgage Assn.                 9.00%            9/15/2008--2/15/2023 (1)         115,112         122,259
Government National Mortgage Assn.                 9.25%            5/15/2016--5/15/2018 (1)             748             800
Government National Mortgage Assn.                 9.50%            7/15/2009--7/15/2022 (1)          55,291          58,700
Government National Mortgage Assn.                10.00%            7/20/2014--8/20/2018 (1)           1,051           1,106
Government National Mortgage Assn.                11.00%            7/15/2010--2/20/2016 (1)             349             383
Government National Mortgage Assn.                11.25%            9/20/2015--2/20/2016 (1)             270             291
Government National Mortgage Assn.                11.50%           1/15/2013--11/20/2015 (1)             384             427
Government National Mortgage Assn.                12.00%           10/15/2010--1/20/2016 (1)             619             688
Government National Mortgage Assn.                12.50%           12/20/2013--7/20/2015 (1)             403             462
Government National Mortgage Assn.                13.00%            1/15/2011--1/20/2015 (1)             304             349
Government National Mortgage Assn.                13.25%                      10/15/2014 (1)              38              44
Government National Mortgage Assn.                13.50%           5/15/2010--12/15/2014 (1)             104             123

                                     ------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                        FACE          MARKET
                                                                                MATURITY              AMOUNT          VALUE-
GNMA FUND                                         COUPON                            DATE               (000)           (000)
----------------------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn.                14.00%            6/15/2011--9/15/2012 (1)     $       104     $       123
Government National Mortgage Assn.                15.00%                       5/15/2012 (1)              45              53
----------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
   (COST $13,784,933)                                                                                             14,051,739
----------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.2%)
----------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
   Pooled Cash Account
   (COST $310,237)                                 5.70%                        2/1/2001             310,237         310,237
----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
   (COST $14,095,170)                                                                                             14,361,976
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
----------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                 107,899
Liabilities                                                                                                          (91,600)
                                                                                                                ------------
                                                                                                                      16,299
                                                                                                                ------------
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------------------------------------------------------
Applicable to 1,389,082,656 outstanding $.001 par value shares of beneficial interest
   (unlimited authorization)                                                                                     $14,378,275
============================================================================================================================

NET ASSET VALUE PER SHARE                                                                                             $10.35
============================================================================================================================
*See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

----------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT             PER
                                                                                                       (000)           SHARE
----------------------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                                 $14,163,284          $10.20
 Undistributed Net Investment Income                                                                      --              --
 Accumulated Net Realized Losses--Note G                                                             (51,815)           (.04)
 Unrealized Appreciation--Note H                                                                     266,806             .19
----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $14,378,275          $10.35
============================================================================================================================


                                     ------

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

----------------------------------------------------------------------------------------------------------------------------
                                                       SHORT-TERM        SHORT-TERM        SHORT-TERM    INFLATION-PROTECTED
                                                         TREASURY           FEDERAL         CORPORATE             SECURITIES
                                                             FUND              FUND              FUND                   FUND
                                                       ----------------------------------------------       JUNE 5, 2000* TO
                                                                    YEAR ENDED JANUARY 31, 2001                JAN. 31, 2001
                                                       ---------------------------------------------------------------------
                                                            (000)             (000)             (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                             $   71,669        $   93,349          $514,812                 $3,842
  Security Lending                                            213               164               215                     --
----------------------------------------------------------------------------------------------------------------------------
    Total Income                                           71,882            93,513           515,027                  3,842
----------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                            133               168               834                      5
  The Vanguard Group--Note C
    Management and Administrative--
      Investor Shares                                       2,808             3,552            14,936                    134
    Management and Administrative--
      Institutional Shares**                                   --                --               394                     --
    Marketing and Distribution--Investor Shares               165               205               900                      3
    Marketing and Distribution--
      Institutional Shares**                                   --                --                62                     --
  Custodian Fees                                               18                40                49                      2
  Auditing Fees                                                 7                 7                11                     --
  Shareholders' Reports--Investor Shares                       54                70               157                     --
  Shareholders' Reports--Institutional Shares**                --                --                 1                     --
  Trustees' Fees and Expenses                                   2                 2                10                     --
----------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                          3,187             4,044            17,354                    144
    Expenses Paid Indirectly--Note D                           --                --               (30)                    --
----------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                            3,187             4,044            17,324                    144
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                      68,695            89,469           497,703                  3,698
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                2,155             2,742           (50,586)                   500
  Futures Contracts                                          (289)           (5,592)          (17,412)                    --
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                    1,866            (2,850)          (67,998)                   500
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                                    44,812            67,297           279,627                  4,245
  Futures Contracts                                            --              (298)          (21,628)                    --
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                           44,812            66,999           257,999                  4,245
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                              $115,373          $153,618          $687,704                 $8,443
============================================================================================================================

 *Commencement of operations.
**Only the Short-Term Corporate Fund offers Institutional Shares.

                                     ------

STATEMENT OF OPERATIONS (continued)

----------------------------------------------------------------------------------------------------------------------------
                                                    INTERMEDIATE-     INTERMEDIATE-                                LONG-TERM
                                                    TERM TREASURY    TERM CORPORATE              GNMA               TREASURY
                                                             FUND              FUND              FUND                   FUND
                                                    ------------------------------------------------------------------------
                                                                          YEAR ENDED JANUARY 31, 2001
                                                    ------------------------------------------------------------------------
                                                            (000)             (000)             (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                               $107,400          $123,636      $    919,078             $   75,896
  Security Lending                                            729               448                --                    189
----------------------------------------------------------------------------------------------------------------------------
    Total Income                                          108,129           124,084           919,078                 76,085
----------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                            188               185             1,460                    136
  The Vanguard Group--Note C
    Management and Administrative--Investor Shares          4,060             3,249            29,630                  3,066
    Management and Administrative--
      Institutional Shares*                                    --                --                --                     --
    Marketing and Distribution--Investor Shares               236               200             1,614                    173
    Marketing and Distribution--
      Institutional Shares*                                    --                --                --                     --
  Custodian Fees                                               17                25             1,435                     15
  Auditing Fees                                                 7                 7                14                      7
  Shareholders' Reports--Investor Shares                       82                37               415                     68
  Shareholders' Reports--Institutional Shares*                 --                --                --                     --
  Trustees' Fees and Expenses                                   3                 2                18                      2
----------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                          4,593             3,705            34,586                  3,467
    Expenses Paid Indirectly--Note D                           --                (4)             (237)                    --
----------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                            4,593             3,701            34,349                  3,467
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                     103,536           120,383           884,729                 72,618
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                4,470           (22,286)          (41,124)                 1,085
  Futures Contracts                                           (37)              307                --                    141
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                    4,433           (21,979)          (41,124)                 1,226
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)
  Investment Securities                                   139,543           120,376           873,040                133,631
  Futures Contracts                                           246                --                --                     38
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                          139,789           120,376           873,040                133,669
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                              $247,758          $218,780        $1,716,645               $207,513
============================================================================================================================

*Only the Short-Term Corporate Fund offers Institutional Shares.

                                     ------


----------------------------------------------------------------------------------------------------------------------------
                                                                                            LONG-TERM             HIGH-YIELD
                                                                                            CORPORATE              CORPORATE
                                                                                                 FUND                   FUND
                                                                                            --------------------------------
                                                                                               YEAR ENDED JANUARY 31, 2001
                                                                                            --------------------------------
                                                                                                (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Interest                                                                                  $ 263,659              $ 507,555
  Security Lending                                                                                152                  1,871
----------------------------------------------------------------------------------------------------------------------------
    Total Income                                                                              263,811                509,426
----------------------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B                                                                993                  1,914
  The Vanguard Group--Note C
    Management and Administrative--Investor Shares                                              9,147                 12,144
    Management and Administrative--Institutional Shares*                                           --                     --
    Marketing and Distribution--Investor Shares                                                   384                    629
    Marketing and Distribution--Institutional Shares*                                              --                     --
  Custodian Fees                                                                                   19                     37
  Auditing Fees                                                                                     9                     10
  Shareholders' Reports--Investor Shares                                                          137                    194
  Shareholders' Reports--Institutional Shares*                                                     --                     --
  Trustees' Fees and Expenses                                                                       5                      7
----------------------------------------------------------------------------------------------------------------------------
    Total Expenses                                                                             10,694                 14,935
    Expenses Paid Indirectly--Note D                                                               --                    (15)
----------------------------------------------------------------------------------------------------------------------------
    Net Expenses                                                                               10,694                 14,920
----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                         253,117                494,506
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                                                  (21,507)              (317,941)
  Futures Contracts                                                                                --                     --
----------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                                      (21,507)              (317,941)
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                                       263,327                 69,248
  Futures Contracts                                                                                --                     --
----------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                              263,327                 69,248
----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         $494,937               $245,813
============================================================================================================================

*Only the Short-Term Corporate Fund offers Institutional Shares.

                                     ------

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund's Distributions--Net Investment Income and all funds' amounts of Distributions--Realized Capital Gains may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.


----------------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM                              SHORT-TERM
                                                               TREASURY FUND                            FEDERAL FUND
                                                 ---------------------------------------------------------------------------
                                                                               YEAR ENDED JANUARY 31,
                                                 ---------------------------------------------------------------------------
                                                         2001                  2000              2001                   2000
                                                        (000)                 (000)             (000)                  (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                          $     68,695         $      64,457    $       89,469          $      90,099
  Realized Net Gain (Loss)                              1,866               (13,242)           (2,850)               (11,043)
  Change in Unrealized Appreciation
    (Depreciation)                                     44,812               (35,630)           66,999                (56,052)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                       115,373                15,585           153,618                 23,004
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--Investor Shares              (68,695)              (64,457)          (89,469)               (90,099)
  Realized Capital Gain--Investor Shares                   --                (2,006)               --                     --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (68,695)              (66,463)          (89,469)               (90,099)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                              351,899               493,555           398,595                500,838
  Issued in Lieu of Cash Distributions                 60,385                58,717            76,266                 77,158
  Redeemed                                           (422,240)             (522,209)         (473,577)              (676,926)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)
      from Capital Share Transactions                  (9,956)               30,063             1,284                (98,930)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                            36,722               (20,815)           65,433               (166,025)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                               1,176,680             1,197,495         1,478,386              1,644,411
----------------------------------------------------------------------------------------------------------------------------
    End of Year                                    $1,213,402            $1,176,680        $1,543,819             $1,478,386
============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                               34,928                48,673            39,900                 49,885
  Issued in Lieu of Cash Distributions                  5,990                 5,805             7,646                  7,709
  Redeemed                                            (41,988)              (51,627)          (47,556)               (67,718)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares
     Outstanding                                       (1,070)                2,851               (10)               (10,124)
============================================================================================================================

                                     ------

----------------------------------------------------------------------------------------------------------------------------
                                                               SHORT-TERM
                                                              CORPORATE FUND
                                                      ----------------------------- INFLATION-PROTECTED
                                                           YEAR ENDED JANUARY 31,       SECURITIES FUND
                                                      -----------------------------    JUNE 5, 2000* TO
                                                             2001              2000       JAN. 31, 2001
                                                            (000)             (000)               (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                               $   497,703      $    408,690         $     3,698
  Realized Net Gain (Loss)                                (67,998)          (17,320)                500
  Change in Unrealized Appreciation (Depreciation)        257,999          (204,552)              4,245
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                           687,704           186,818               8,443
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--
    Investor Shares                                      (470,708)         (380,725)             (3,199)
    Institutional Shares**                                (26,995)          (27,965)                 --
  Realized Capital Gain--
    Investor Shares                                            --                --                (137)
    Institutional Shares**                                     --                --                  --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (497,703)         (408,690)             (3,336)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                                1,957,496         3,115,955             171,789
  Issued in Lieu of Cash Distributions                    410,313           327,828               3,149
  Redeemed                                             (1,837,894)       (2,035,862)            (10,005)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares              529,915         1,407,921             164,933
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES2**
  Issued                                                   72,693           154,440                  --
  Issued in Lieu of Cash Distributions                     24,834            24,323                  --
  Redeemed                                               (181,496)         (149,708)                 --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)--Institutional Shares         (83,969)           29,055                  --
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                               635,947         1,215,104             170,040
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                   7,165,026         5,949,922                  --
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                        $7,800,973        $7,165,026            $170,040
============================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
  Issued                                                  186,034           292,972              16,787
  Issued in Lieu of Cash Distributions                     38,971            30,867                 306
  Redeemed                                               (174,577)         (191,362)               (969)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding          50,428           132,477              16,124
============================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
  Issued                                                    6,905            14,448                  --
  Issued in Lieu of Cash Distributions                      2,361             2,290                  --
  Redeemed                                                (17,244)          (14,133)                 --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding          (7,978)            2,605                  --
============================================================================================================================

 *Commencement of operations.
**Only the Short-Term Corporate Fund offers Institutional Shares.

                                     ------


----------------------------------------------------------------------------------------------------------------------------
                                                              INTERMEDIATE-TERM                       INTERMEDIATE-TERM
                                                                TREASURY FUND                           CORPORATE FUND
                                                   --------------------------------         --------------------------------
                                                                                YEAR ENDED JANUARY 31,
                                                   -------------------------------------------------------------------------
                                                          2001                 2000                2001                 2000
                                                         (000)                (000)               (000)                (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                            $   103,536           $  106,734         $   120,383         $     90,558
  Realized Net Gain (Loss)                               4,433              (40,368)            (21,979)             (23,536)
  Change in Unrealized Appreciation (Depreciation)     139,789             (150,680)            120,376             (102,228)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        247,758              (84,314)            218,780              (35,206)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--
    Investor Shares                                   (103,536)            (106,734)           (120,383)             (90,558)
    Institutional Shares*                                   --                   --                  --                   --
  Realized Capital Gain--
    Investor Shares                                         --                   --                  --               (6,097)
    Institutional Shares*                                   --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (103,536)            (106,734)           (120,383)             (96,655)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                               415,536              589,034             745,104              686,374
  Issued in Lieu of Cash Distributions                  79,690               83,033              94,289               77,875
  Redeemed                                            (497,252)            (704,496)           (343,126)            (391,479)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares            (2,026)             (32,429)            496,267              372,770
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*
  Issued                                                    --                   --                  --                   --
  Issued in Lieu of Cash Distributions                      --                   --                  --                   --
  Redeemed                                                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)--Institutional Shares           --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                            142,196             (223,477)            594,664              240,909
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                  1,652,427            1,875,904           1,475,001            1,234,092
----------------------------------------------------------------------------------------------------------------------------
  End of Year                                       $1,794,623           $1,652,427          $2,069,665           $1,475,001
============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                39,927               55,941              80,548               72,380
  Issued in Lieu of Cash Distributions                   7,660                7,963              10,199                8,252
  Redeemed                                             (48,143)             (67,380)            (37,208)             (41,610)
----------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding             (556)              (3,476)             53,539               39,022
============================================================================================================================

(2)Shares Issued (Redeemed)
  Issued                                                    --                   --                  --                   --
  Issued in Lieu of Cash Distributions                      --                   --                  --                   --
  Redeemed                                                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding           --                   --                  --                   --
============================================================================================================================

*Only the Short-Term Corporate Fund offers Institutional Shares.

                                     ------

----------------------------------------------------------------------------------------------------------------------------
                                                                                                          LONG-TERM
                                                                  GNMA FUND                             TREASURY FUND
                                                -----------------------------------       ----------------------------------
                                                                                YEAR ENDED JANUARY 31,
                                                ----------------------------------------------------------------------------
                                                          2001                 2000                2001                 2000
                                                         (000)                (000)               (000)                (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                         $      884,729       $      815,386       $      72,618        $      79,156
  Realized Net Gain (Loss)                             (41,124)             (10,888)              1,226              (14,911)
  Change in Unrealized Appreciation
     (Depreciation)                                    873,040             (903,452)            133,669             (186,917)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                      1,716,645              (98,954)            207,513             (122,672)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--
    Investor Shares                                   (884,729)            (815,386)            (72,618)             (79,156)
    Institutional Shares*                                   --                   --                  --                   --
  Realized Capital Gain--
    Investor Shares                                         --                   --                  --              (15,831)
    Institutional Shares*                                   --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (884,729)            (815,386)            (72,618)             (94,987)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                             3,056,481            4,252,898             379,925              481,535
  Issued in Lieu of Cash Distributions                 671,761              618,474              59,050               78,170
  Redeemed                                          (2,409,442)          (3,083,447)           (386,553)            (614,225)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares         1,318,800            1,787,925              52,422              (54,520)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*
  Issued                                                    --                   --                  --                   --
  Issued in Lieu of Cash Distributions                      --                   --                  --                   --
  Redeemed                                                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)--Institutional Shares           --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                          2,150,716              873,585             187,317             (272,179)
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                 12,227,559           11,353,974           1,178,080            1,450,259
----------------------------------------------------------------------------------------------------------------------------
  End of Year                                      $14,378,275          $12,227,559          $1,365,397           $1,178,080
============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                               305,064              419,825              36,345               46,580
  Issued in Lieu of Cash Distributions                  67,130               61,578               5,689                7,639
  Redeemed                                            (241,895)            (307,505)            (37,525)             (60,257)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding      130,299              173,898               4,509               (6,038)
============================================================================================================================

(2)Shares Issued (Redeemed)
  Issued                                                    --                   --                  --                   --
  Issued in Lieu of Cash Distributions                      --                   --                  --                   --
  Redeemed                                                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding           --                   --                  --                   --
============================================================================================================================

*Only the Short-Term Corporate Fund offers Institutional Shares.

                                     ------


STATEMENT OF CHANGES IN NET ASSETS (continued)
----------------------------------------------------------------------------------------------------------------------------
                                                                  LONG-TERM                               HIGH-YIELD
                                                               CORPORATE FUND                           CORPORATE FUND
                                                  ---------------------------------        ---------------------------------
                                                                                YEAR ENDED JANUARY 31,
                                                  --------------------------------------------------------------------------
                                                          2001                 2000                2001                 2000
                                                         (000)                (000)               (000)                (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                           $    253,117         $    259,173        $    494,506         $    477,653
  Realized Net Gain (Loss)                             (21,507)              (5,745)           (317,941)            (129,511)
  Change in Unrealized Appreciation
    (Depreciation)                                     263,327             (564,573)             69,248             (338,694)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                        494,937             (311,145)            245,813                9,448
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income--
    Investor Shares                                   (253,117)            (259,173)           (494,506)            (477,653)
    Institutional Shares*                                   --                   --                  --                   --
  Realized Capital Gain--
    Investor Shares                                         --              (25,075)                 --                   --
    Institutional Shares*                                   --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
    Total Distributions                               (253,117)            (284,248)           (494,506)            (477,653)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
  Issued                                               566,343              670,244           1,587,781            1,473,307
  Issued in Lieu of Cash Distributions                 210,169              237,321             327,429              325,084
  Redeemed**                                          (879,494)            (862,409)         (1,355,054)          (1,308,221)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)--Investor Shares          (102,982)              45,156             560,156              490,170
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)*
  Issued                                                    --                   --                  --                   --
  Issued in Lieu of Cash Distributions                      --                   --                  --                   --
  Redeemed                                                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease)--Institutional Shares           --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                            138,838             (550,237)            311,463               21,965
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                  3,681,465            4,231,702           5,570,808            5,548,843
----------------------------------------------------------------------------------------------------------------------------
  End of Year                                       $3,820,303           $3,681,465          $5,882,271           $5,570,808
============================================================================================================================

(1)Shares Issued (Redeemed)
  Issued                                                68,864               78,102             227,458              193,710
  Issued in Lieu of Cash Distributions                  25,657               27,955              46,838               43,198
  Redeemed                                            (107,282)            (101,837)           (194,069)            (174,292)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding      (12,761)               4,220              80,227               62,616
============================================================================================================================

(2)Shares Issued (Redeemed)
  Issued                                                    --                   --                  --                   --
  Issued in Lieu of Cash Distributions                      --                   --                  --                   --
  Redeemed                                                  --                   --                  --                   --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding           --                   --                  --                   --
============================================================================================================================

 *Only the Short-Term Corporate Fund offers Institutional Shares.
**The High-Yield Corporate Fund redemptions are net of redemption fees of $1,192,000 and $1,651,000.

                                     ------

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


---------------------------------------------------------------------------------------------------------
                                                                     SHORT-TERM TREASURY FUND
                                                                      YEAR ENDED JANUARY 31,
                                                       --------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR               2001      2000      1999       1998      1997
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $  9.94    $10.37    $10.27     $10.16    $10.36
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                    .596      .534       .545      .590      .586
  Net Realized and Unrealized Gain (Loss) on
    Investments                                            .410     (.413)      .122      .110     (.200)
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      1.006      .121       .667      .700      .386
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.596)    (.534)     (.545)    (.590)    (.586)
  Distributions from Realized Capital Gains                  --     (.017)     (.022)       --        --
---------------------------------------------------------------------------------------------------------
    Total Distributions                                   (.596)    (.551)     (.567)    (.590)    (.586)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $10.35   $  9.94     $10.37    $10.27    $10.16
=========================================================================================================

TOTAL RETURN                                            10.45%     1.20%      6.66%     7.11%     3.89%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                    $1,213    $1,177     $1,197    $1,009      $970
  Ratio of Total Expenses to Average Net Assets          0.27%     0.27%      0.27%     0.27%     0.25%
  Ratio of Net Investment Income to Average Net Assets   5.91%     5.27%      5.27%     5.80%     5.77%
  Portfolio Turnover Rate                                 296%      124%       132%       83%       86%
=========================================================================================================


                                     ------
                                       45


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                SHORT-TERM FEDERAL FUND
                                                                                 YEAR ENDED JANUARY 31,
                                                                 ------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2001          2000          1999         1998         1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                             $  9.85        $10.26        $10.19       $10.11       $10.28
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                            .608          .567          .581         .611         .615
  Net Realized and Unrealized Gain (Loss) on Investments           .430         (.410)         .070         .080        (.170)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                              1.038          .157          .651         .691         .445
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                            (.608)        (.567)        (.581)       (.611)       (.615)
  Distributions from Realized Capital Gains                          --            --            --           --           --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                           (.608)        (.567)        (.581)       (.611)       (.615)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $10.28       $  9.85        $10.26       $10.19       $10.11
===================================================================================================================================

TOTAL RETURN                                                    10.91%         1.59%         6.57%        7.06%        4.51%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                            $1,544        $1,478        $1,644       $1,460       $1,348
  Ratio of Total Expenses to Average Net Assets                  0.28%         0.27%         0.27%        0.27%        0.25%
  Ratio of Net Investment Income to Average Net Assets           6.10%         5.64%         5.68%        6.04%        6.09%
  Portfolio Turnover Rate                                         169%           93%          107%          94%          57%
===================================================================================================================================



------------------------------------------------------------------------------------------------------------------------------------
                                                                            SHORT-TERM CORPORATE FUND INVESTOR SHARES
                                                                                       YEAR ENDED JANUARY 31,
                                                                --------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                      2001          2000          1999         1998         1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                $10.49        $10.86        $10.87       $10.75       $10.94
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                              .712          .660          .660         .664          .663
  Net Realized and Unrealized Gain (Loss) on Investments             .270         (.370)        (.010)        .120         (.190)
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                 .982          .290          .650         .784          .473
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                              (.712)        (.660)        (.660)       (.664)        (.663)
  Distributions from Realized Capital Gains                            --            --            --           --            --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                             (.712)        (.660)        (.660)       (.664)        (.663)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                      $10.76        $10.49        $10.86       $10.87        $10.75
====================================================================================================================================

TOTAL RETURN                                                       9.74%         2.77%         6.16%        7.53%         4.52%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                              $7,442        $6,731        $5,529       $4,709        $4,531
  Ratio of Total Expenses to Average Net Assets                    0.24%         0.25%         0.27%        0.28%         0.25%
  Ratio of Net Investment Income to Average Net Assets             6.76%         6.21%         6.08%        6.17%         6.18%
  Portfolio Turnover Rate                                            54%           52%           46%          45%           45%
====================================================================================================================================

                                     ------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         SHORT-TERM CORPORATE FUND INSTITUTIONAL SHARES
                                                                        YEAR ENDED JANUARY 31,
                                                            ------------------------------------------------
                                                                                                                SEP. 30, 1997* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2001                2000                 1999           JAN. 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $10.49              $10.86               $10.87                  $10.80
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                      .724                .673                 .673                    .229
  Net Realized and Unrealized Gain (Loss) on Investments     .270               (.370)               (.010)                   .070
-----------------------------------------------------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS                         .994                .303                 .663                    .299
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (.724)              (.673)               (.673)                  (.229)
  Distributions from Realized Capital Gains                    --                  --                   --                      --
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                     (.724)              (.673)               (.673)                  (.229)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $10.76              $10.49              $10.86                  $10.87
===================================================================================================================================

TOTAL RETURN                                                9.86%               2.89%               6.28%                   2.79%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $359                $434                $421                    $263
  Ratio of Total Expenses to Average Net Assets             0.13%               0.13%               0.15%                 0.15%**
  Ratio of Net Investment Income to Average Net Assets      6.86%               6.31%               6.19%                 6.28%**
  Portfolio Turnover Rate                                     54%                 52%                 46%                     45%
===================================================================================================================================

 *Inception.
**Annualized.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                INFLATION-PROTECTED SECURITIES FUND
                                                                                                                   JUNE 5, 2000* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                                         JAN. 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                                        $10.00
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                                                                        .30
  Net Realized and Unrealized Gain (Loss) on Investments                                                                       .53
------------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                                                                                           .83
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                                                                        (.27)
  Distributions from Realized Capital Gains                                                                                   (.01)
------------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                                                                                       (.28)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                              $10.55
====================================================================================================================================

TOTAL RETURN                                                                                                                 8.07%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                                                                        $170
  Ratio of Total Expenses to Average Net Assets                                                                            0.25%**
  Ratio of Net Investment Income to Average Net Assets                                                                     6.38%**
  Portfolio Turnover Rate                                                                                                     122%
====================================================================================================================================

 *Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.
**Annualized.

                                     ------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                              INTERMEDIATE-TERM TREASURY FUND
                                                                                    YEAR ENDED JANUARY 31,
                                                       ----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             2001           2000             1999             1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                     $10.03         $11.16           $10.80           $10.37        $10.90
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .649           .625             .630             .647          .649
  Net Realized and Unrealized Gain (Loss) on
   Investments                                            .910         (1.130)            .360             .430         (.530)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.559          (.505)            .990            1.077          .119
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.649)         (.625)           (.630)           (.647)        (.649)
  Distributions from Realized Capital Gains                 --             --               --               --            --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.649)         (.625)           (.630)           (.647)        (.649)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $10.94         $10.03           $11.16           $10.80        $10.37
===================================================================================================================================

TOTAL RETURN                                           16.07%         -4.59%            9.44%           10.78%         1.28%
===================================================================================================================================


RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                   $1,795         $1,652           $1,876           $1,595        $1,279
  Ratio of Total Expenses to Average Net Assets         0.28%          0.27%            0.27%            0.27%         0.25%
  Ratio of Net Investment Income to Average Net Assets  6.25%          5.96%            5.76%            6.19%         6.26%
  Portfolio Turnover Rate                                 56%            66%              63%              30%          42%
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                          INTERMEDIATE-TERM CORPORATE FUND
                                                                               YEAR ENDED JANUARY 31,
                                                       ----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             2001           2000             1999             1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $9.13         $10.07           $10.03          $  9.72        $10.17
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .664           .623             .627             .638          .639
  Net Realized and Unrealized Gain (Loss) on Investments  .490          (.894)            .122             .321         (.430)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.154          (.271)            .749             .959          .209
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.664)         (.623)           (.627)           (.638)        (.639)
  Distributions from Realized Capital Gains                 --          (.046)           (.082)           (.011)        (.020)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.664)         (.669)           (.709)           (.649)        (.659)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $9.62        $  9.13           $10.07           $10.03       $  9.72
===================================================================================================================================


TOTAL RETURN                                           13.20%         -2.70%            7.73%           10.24%         2.29%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                   $2,070         $1,475           $1,234             $899           $592
  Ratio of Total Expenses to Average Net Assets         0.22%          0.25%            0.27%            0.26%          0.25%
  Ratio of Net Investment Income to Average Net Assets  7.17%          6.60%            6.25%            6.51%          6.61%
  Portfolio Turnover Rate                                 85%            67%              71%              69%            85%
====================================================================================================================================

                                     ------



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      GNMA FUND
                                                                                 YEAR ENDED JANUARY 31,
                                                      ----------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             2001           2000             1999             1998          1997
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  9.71         $10.47           $10.48           $10.23        $10.45
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .685            .669            .687             .718          .727
  Net Realized and Unrealized Gain (Loss) on
    Investments                                           .640           (.760)           .002             .253         (.220)
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.325           (.091)           .689             .971          .507
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.685)          (.669)          (.687)           (.718)        (.727)
  Distributions from Realized Capital Gains                 --              --           (.012)           (.003)           --
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.685)          (.669)          (.699)           (.721)        (.727)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $10.35         $  9.71          $10.47           $10.48        $10.23
====================================================================================================================================

TOTAL RETURN                                           14.12%          -0.89%           6.79%            9.86%         5.15%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                  $14,378         $12,228         $11,354           $8,894        $7,400
  Ratio of Total Expenses to Average Net Assets         0.27%           0.27%           0.30%            0.31%          0.27%
  Ratio of Net Investment Income to Average Net Assets  6.85%           6.63%           6.56%            6.97%          7.16%
  Portfolio Turnover Rate                                  8%              5%              7%               3%            12%
===================================================================================================================================




-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 LONG-TERM TREASURY FUND
                                                                                  YEAR ENDED JANUARY 31,
                                                    -------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             2001           2000             1999             1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                    $  9.74         $11.42           $10.79          $  9.84        $10.73
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .621           .611             .629             .643          .655
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          1.140         (1.560)            .630             .950         (.877)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.761          (.949)           1.259            1.593         (.222)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.621)         (.611)           (.629)           (.643)        (.655)
  Distributions from Realized Capital Gains                 --          (.120)              --               --         (.013)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.621)         (.731)           (.629)           (.643)        (.668)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $10.88        $  9.74           $11.42           $10.79       $  9.84
===================================================================================================================================

TOTAL RETURN                                           18.57%          -8.41%          12.02%           16.85%        -1.85%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                   $1,365          $1,178          $1,450           $1,061          $898
  Ratio of Total Expenses to Average Net Assets         0.29%           0.28%           0.27%            0.27%         0.25%
  Ratio of Net Investment Income to Average Net Assets  6.00%           5.98%           5.69%            6.38%         6.66%
  Portfolio Turnover Rate                                 49%             43%             22%              18%           31%
====================================================================================================================================

                                     ------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                 LONG-TERM CORPORATE FUND
                                                                                  YEAR ENDED JANUARY 31,
                                                      ------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             2001           2000             1999             1998          1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $8.08          $9.38            $9.32            $8.71         $9.43
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
  Net Investment Income                                   .573           .561             .582             .613          .619
  Net Realized and Unrealized Gain (Loss) on Investments  .550         (1.245)            .266             .685         (.566)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                     1.123          (.684)            .848            1.298          .053
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.573)         (.561)           (.582)           (.613)        (.619)
  Distributions from Realized Capital Gains                 --          (.055)           (.206)           (.075)        (.154)
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.573)         (.616)           (.788)           (.688)        (.773)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $8.63          $8.08            $9.38            $9.32         $8.71
===================================================================================================================================

TOTAL RETURN                                           14.52%         -7.40%            9.52%           15.52%         0.86%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                   $3,820         $3,681           $4,232           $3,720        $3,324
  Ratio of Total Expenses to Average Net Assets         0.30%          0.30%            0.30%            0.32%         0.28%
  Ratio of Net Investment Income to Average Net Assets  7.02%          6.59%            6.26%            6.87%         7.06%
  Portfolio Turnover Rate                                 17%             7%              43%              33%           30%
===================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                HIGH-YIELD CORPORATE FUND
                                                                                 YEAR ENDED JANUARY 31,
                                                     ------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR             2001          2000              1999             1998          1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                      $7.28         $7.90             $8.17            $7.87         $7.89
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                   .638          .631              .659             .688          .688
  Net Realized and Unrealized Gain (Loss) on
    Investments                                          (.320)        (.620)            (.245)            .300         (.020)
-----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                      .318          .011              .414             .988          .668
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                   (.638)        (.631)            (.659)           (.688)        (.688)
  Distributions from Realized Capital Gains                 --            --             (.025)              --            --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions                                  (.638)        (.631)            (.684)           (.688)        (.688)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $6.96         $7.28             $7.90            $8.17         $7.87
===================================================================================================================================

TOTAL RETURN*                                           4.70%         0.17%             5.34%           13.14%         9.01%
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                   $5,882        $5,571            $5,549           $4,747        $3,674
  Ratio of Total Expenses to Average Net Assets         0.27%         0.28%             0.29%            0.28%         0.29%
  Ratio of Net Investment Income to Average Net Assets  9.07%         8.34%             8.26%            8.63%         8.92%
  Portfolio Turnover Rate                                 16%           20%               31%              45%           23%
===================================================================================================================================

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year.

                                     ------

NOTES TO FINANCIAL STATEMENTS

Vanguard Bond Funds comprise the Vanguard Short-Term Treasury, Short-Term Federal, Short- Term Corporate, Inflation-Protected Securities, Intermediate-Term Treasury, Intermediate-Term Corporate, GNMA, Long-Term Treasury, Long-Term Corporate, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.


       1. SECURITY VALUATION: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

       2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

       3. REPURCHASE AGREEMENTS: Each fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

       4. FUTURES CONTRACTS: Each fund may use Municipal Bond Index, U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest-rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

       Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

       5. CREDIT DEFAULT SWAPS: The Short-Term Corporate and Intermediate-Term Corporate Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be too expensively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation

                                     ------
acceleration) during the term of the swap. Payments to the fund are accrued daily and are included in interest income on the Statement of Operations. The notional amounts of the swaps are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with these swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid.

       6. DISTRIBUTIONS: Distributions from net investment income are declared daily by all funds except Vanguard Inflation-Protected Securities Fund, and paid on the first business day of the following month. Quarterly income dividends from Vanguard Inflation-Protected Securities Fund, and all funds' annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

       7. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Fees assessed on redemptions of Vanguard High-Yield Corporate Fund capital shares are credited to paid-in capital.

B. The Vanguard Group furnishes investment advisory services to the Vanguard Short-Term Treasury, Short-Term Federal, Short-Term Corporate, Inflation-Protected Securities, Intermediate-Term Treasury, Intermediate-Term Corporate, and Long-Term Treasury Funds on an at-cost basis.

       Wellington Management Company, LLP, provides investment advisory services to the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the year ended January 31, 2001, the investment advisory fees of the Vanguard GNMA, Long-Term Corporate, and High-Yield Corporate Funds represented effective annual rates of 0.01%, 0.03%, and 0.04%, respectively, of average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At January 31, 2001, the funds had contributed capital to Vanguard (included in Other Assets) of:


           --------------------------------------------------------------------------------------------------
                                                    CAPITAL CONTRIBUTION     PERCENTAGE       PERCENTAGE OF
                                                             TO VANGUARD        OF FUND          VANGUARD'S
           BOND FUND                                               (000)     NET ASSETS      CAPITALIZATION
           --------------------------------------------------------------------------------------------------
           Short-Term Treasury                                   $   228           0.02%                0.2%

           Short-Term Federal                                        285           0.02                 0.3

           Short-Term Corporate                                    1,461           0.02                 1.5

           Inflation-Protected Securities                             28           0.02                  --

           Intermediate-Term Treasury                                334           0.02                 0.3

           Intermediate-Term Corporate                               365           0.02                 0.4

           GNMA                                                    2,642           0.02                 2.6

           Long-Term Treasury                                        258           0.02                 0.3

           Long-Term Corporate                                       703           0.02                 0.7

           High-Yield Corporate                                    1,001           0.02                 1.0
           --------------------------------------------------------------------------------------------------


The funds' trustees and officers are also directors and officers of Vanguard.

                                     ------

D. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in their non-interest-bearing custody accounts. For the year ended January 31, 2001, the custodian fee offset arrangements reduced expenses for the Short-Term Corporate, Intermediate-Term Corporate, GNMA, and High-Yield Corporate Funds by $30,000, $4,000, $237,000 and $15,000, respectively.

E. The Short-Term Corporate Fund offers two classes of shares, Investor Shares and Institutional Shares. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $50 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights as to assets and earnings, except that each class bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expense and shareholder reporting.) Marketing and distribution expenses are allocated to each class based on a method approved by the board of trustees. Income, other non-class-specific expenses, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

F. During the year ended January 31, 2001, purchases and sales of investment securities other than U.S. government securities and temporary cash investments were:


           --------------------------------------------------------------------------------------------------------
                                                                                                  (000)
                                                                                  ---------------------------------
           BOND FUND                                                                PURCHASES                SALES
           --------------------------------------------------------------------------------------------------------
           Short-Term Corporate                                                    $3,807,229           $3,482,923

           Intermediate-Term Corporate                                              1,372,980              954,932

           Long-Term Corporate                                                         81,784              444,335

           High-Yield Corporate                                                     1,243,148              810,292
           --------------------------------------------------------------------------------------------------------

Purchases and sales of U.S. government securities were:


           --------------------------------------------------------------------------------------------------------
                                                                                                (000)
                                                                                  ---------------------------------
           BOND FUND                                                                PURCHASES                SALES
           --------------------------------------------------------------------------------------------------------
           Short-Term Treasury                                                     $3,368,668           $3,442,315

           Short-Term Federal                                                       2,509,636            2,420,654

           Short-Term Corporate                                                       525,498              390,682

           Inflation-Protected Securities                                             241,820               96,623

           Intermediate-Term Treasury                                                 904,016              902,506

           Intermediate-Term Corporate                                                503,065              444,187

           GNMA                                                                     3,475,536              969,192

           Long-Term Treasury                                                         648,955              578,302

           Long-Term Corporate                                                        526,592              261,718

           High-Yield Corporate                                                        54,457               49,313
           --------------------------------------------------------------------------------------------------------

G. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Short-Term Treasury, Short-Term Federal, Short-Term Corporate, and Long-Term Treasury Funds had realized losses through January 31, 2001, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes by $203,000, $677,000, $4,166,000, and $2,854,000, respectively.

                                     ------

       At January 31, 2001, the funds had the following capital losses available to offset future net capital gains:


           --------------------------------------------------------------------------------------------------------
                                                                                         CAPITAL LOSS
                                                                          -----------------------------------------
                                                                             AMOUNT     EXPIRATION: FISCAL YEAR(s)
           BOND FUND                                                          (000)              ENDING JANUARY 31
           --------------------------------------------------------------------------------------------------------

           Short-Term Treasury                                            $  11,174                      2008-2010

           Short-Term Federal                                                33,008                      2003-2010

           Short-Term Corporate                                             111,367                      2003-2010

           Intermediate-Term Treasury                                        44,312                      2003-2009

           Intermediate-Term Corporate                                       46,474                      2008-2010

           GNMA                                                              52,012                      2008-2010

           Long-Term Treasury                                                14,271                      2008-2009

           Long-Term Corporate                                               27,266                      2008-2010

           High-Yield Corporate                                             492,952                      2008-2010
           --------------------------------------------------------------------------------------------------------


H. At January 31, 2001, net unrealized appreciation (depreciation) of investment securities for federal income tax purposes was:


           ------------------------------------------------------------------------------------------------------------------
                                                                                               (000)
                                                                        -----------------------------------------------------
                                                                                                              NET UNREALIZED
                                                                        APPRECIATED         DEPRECIATED         APPRECIATION
           BOND FUND                                                     SECURITIES          SECURITIES       (DEPRECIATION)
           ------------------------------------------------------------------------------------------------------------------

           Short-Term Treasury*                                           $  21,646        $       (373)           $  21,273

           Short-Term Federal*                                               29,623                (648)              28,975

           Short-Term Corporate*                                            149,047             (35,955)             113,092

           Inflation-Protected Securities                                     4,245                  --                4,245

           Intermediate-Term Treasury                                        89,012                (239)              88,773

           Intermediate-Term Corporate                                       63,430             (19,000)              44,430

           GNMA                                                             284,878             (18,072)             266,806

           Long-Term Treasury*                                              115,839              (1,077)             114,762

           Long-Term Corporate                                              110,068            (105,825)               4,243

           High-Yield Corporate                                              93,063            (322,457)            (229,394)
           ------------------------------------------------------------------------------------------------------------------

*See Note G.


       At January 31, 2001, the aggregate settlement value of open futures contracts expiring in March 2001 and the related unrealized appreciation (depreciation) were:


           ------------------------------------------------------------------------------------------------------------------
                                                                                                          (000)
                                                                                           ----------------------------------
                                                                          NUMBER OF           AGGREGATE           UNREALIZED
                                                                       LONG (SHORT)          SETTLEMENT         APPRECIATION
           BOND FUND/FUTURES CONTRACTS                                    CONTRACTS               VALUE       (DEPRECIATION)
           ------------------------------------------------------------------------------------------------------------------
           Short-Term Federal/

             2-Year Treasury Note                                               370           $  75,711             $    459

             5-Year Treasury Note                                              (277)             28,834                 (770)

             U.S. Treasury Note                                                (150)             15,783                   13

           Short-Term Corporate/

             10-Year U.S. Agency                                             (1,981)            200,081               (8,335)

             5-Year Treasury Note                                            (2,088)            217,348                4,462

             U.S. Treasury Note                                              (1,830)            192,550               (6,192)
             ----------------------------------------------------------------------------------------------------------------

                                     ------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

I. The market values of securities on loan to broker/dealers at January 31, 2001, and collateral received with respect to such loans, were:


           -------------------------------------------------------------------------------------------------------------------
                                                                                                 (000)
                                                                      --------------------------------------------------------
                                                                                          COLLATERAL RECEIVED
                                                                      --------------------------------------------------------
                                                                       MARKET VALUE                                    U.S.
                                                                          OF LOANED                                 TREASURY
           BOND FUND                                                     SECURITIES                CASH           SECURITIES
           -------------------------------------------------------------------------------------------------------------------

           Short-Term Treasury                                             $110,629           $  68,788              $44,048

           Short-Term Federal                                                17,047              16,256                1,080

           Short-Term Corporate                                             129,458             131,977                   --

           Intermediate-Term Treasury                                       253,579             256,782                   --

           Intermediate-Term Corporate                                       99,782             101,591                   --

           Long-Term Treasury                                                72,710              74,249                   --

           High-Yield Corporate                                             452,881             464,174                   --
           -------------------------------------------------------------------------------------------------------------------


The funds invest cash collateral received in repurchase agreements, and record a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

J. At January 31, 2001, the funds had the following open credit default swap agreements with Morgan Stanley Credit Products, Ltd. as counterparty:

           ------------------------------------------------------------------------------------------------------------------
                                                                                       FIXED
                                                                       NOTIONAL         RATE
                                      TERMINATION       REFERENCE        AMOUNT          PER       INTEREST       UNREALIZED
           FUND                              DATE          ENTITY         (000)        ANNUM     RECEIVABLE     APPRECIATION
           ------------------------------------------------------------------------------------------------------------------
           Short-Term                                      Philip
            Corporate                   1/31/2002     Morris Cos.       $40,130        1.00%        $54,000               --

           Intermediate-Term                               Philip
            Corporate                   1/31/2002     Morris Cos.         9,870        1.00          13,000               --
           ------------------------------------------------------------------------------------------------------------------



                                     ------

REPORT
  of Independent Accountants



To the Shareholders and Trustees of Vanguard Bond Funds

In our opinion, the statements of net assets appearing herein and in the insert to this annual report and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Treasury Fund, Vanguard Short-Term Federal Fund, Vanguard Short-Term Corporate Fund, Vanguard Inflation-Protected Securities Fund, Vanguard Intermediate-Term Treasury Fund, Vanguard Intermediate-Term Corporate Fund, Vanguard GNMA Fund, Vanguard Long-Term Treasury Fund, Vanguard Long-Term Corporate Fund, and Vanguard High-Yield Corporate Fund (separate funds of Vanguard Bond Funds, hereafter referred to as the "Funds") at January 31, 2001, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2001 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

March 7, 2001

                                     ------

THE PEOPLE
  Who Govern Your Fund


The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

    Seven of Vanguard's eight board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

    Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JoANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of
Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

-------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
-------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DiSTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MacKINNON, Fixed Income Group.

F. WILLIAM McNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

-------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&PMidCap 400, and S&PSmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR
SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q280 032001









 .

VANGUARD BOND FUNDS
        Statement of Net Assets - January 31, 2001





The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, Notes to Financial Statements, and Report of Independent Accountants, all of which appear in the accompanying report. The Statement of Net Assets for the GNMA Fund begins on page 35 of that report.

      This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, foreign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Undistributed Net Investment Income is usually zero for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

CONTENTS

Short-Term Treasury Fund............  1
Short-Term Federal Fund ............  4
Short-Term Corporate Fund ..........  7
Inflation-Protected Securities Fund. 16
Intermediate-Term Treasury Fund .... 17

Intermediate-Term Corporate Fund.... 19
Long-Term Treasury Fund ............ 25
Long-Term Corporate Fund ........... 27
High-Yield Corporate Fund........... 31

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
SHORT-TERM TREASURY FUND                                     COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (98.5%)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (84.0%)
U.S. Treasury Bond                                            4.25%        11/15/2003          $104,500        $103,078
U.S. Treasury Inflation-Indexed Note                          3.50%         1/15/2011            26,008          25,976
U.S. Treasury Inflation-Indexed Note                         3.875%         1/15/2009            13,801          14,159
U.S. Treasury Note                                            5.50%         8/31/2001            29,300          29,391
U.S. Treasury Note                                           5.625%         9/30/2001           113,000         113,519
U.S. Treasury Note                                           5.875%         2/15/2004 (4)        30,000          30,905
U.S. Treasury Note                                           5.875%        11/15/2004 (4)        98,700         102,130
U.S. Treasury Note                                            6.25%         6/30/2002            28,000          28,569
U.S. Treasury Note                                            6.25%         8/31/2002            30,000          30,676
U.S. Treasury Note                                           6.375%         6/30/2002 (4)        35,000          35,769
U.S. Treasury Note                                            6.50%         3/31/2002            32,000          32,611



                                    -----
                                      1

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
SHORT-TERM TREASURY FUND                                     COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------

U.S. Treasury Note                                           6.625%         3/31/2002          $136,700      $  139,511
U.S. Treasury Note                                           6.625%         4/30/2002             5,000           5,110
U.S. Treasury Note                                           7.875%        11/15/2004            87,000          95,889
Bariven, SA Eximbank Guaranteed Export Financing
(U.S. Government Guaranteed)                                 6.277%         4/15/2001 (1)(3)      1,700           1,703
EximBank Guaranteed Export (U.S. Government Guaranteed)       5.73%         1/15/2003 (1)(2)     21,601          21,618
Guaranteed Export Trust (U.S. Government Guaranteed)          7.46%        12/15/2005 (1)         5,217           5,422
Guaranteed Trade Trust (U.S. Government Guaranteed)          6.104%         7/15/2003 (1)        13,958          14,074
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                5.10%         6/30/2007 (1)        15,599          15,306
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                               5.696%          2/1/2005 (1)         5,999           6,003
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                               5.735%         1/15/2002 (1)         2,633           2,635
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                               5.926%         6/15/2005 (1)        10,534          10,623
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                7.45%        12/15/2010 (1)        13,636          14,787
Private Export Funding Corp. (U.S. Government Guaranteed)     5.65%         3/15/2003 (1)         2,658           2,679
Private Export Funding Corp. (U.S. Government Guaranteed)     5.73%         1/15/2004            58,385          59,025
Private Export Funding Corp. (U.S. Government Guaranteed)     6.31%         9/30/2004            10,000          10,315
Private Export Funding Corp. (U.S. Government Guaranteed)     6.45%         9/30/2004            40,000          41,444
Private Export Funding Corp. (U.S. Government Guaranteed)     7.65%         5/15/2006            15,500          17,069
Private Export Funding Corp. (U.S. Government Guaranteed)     8.40%         7/31/2001             5,000           5,074
Vendee Mortgage Trust (U.S. Government Guaranteed)            7.25%        12/15/2015 (1)         4,040           4,126
                                                                                                            -----------
                                                                                                              1,019,196
                                                                                                            -----------
AGENCY BONDS AND NOTES (8.0%)
Federal Home Loan Bank                                       5.675%         8/18/2003            15,800          16,007
Federal Home Loan Mortgage Corp.                             6.875%         1/15/2005            15,500          16,320
Federal Home Loan Mortgage Corp.                              7.00%         7/15/2005            20,500          21,798
Federal Home Loan Mortgage Corp.
  Structured Pass-Through Certificates                       5.969%         2/25/2016 (1)         6,250           6,250
Federal National Mortgage Assn.                              5.125%         2/13/2004             6,000           5,990
Federal National Mortgage Assn.                               6.13%          6/3/2004            30,000          30,282
                                                                                                            -----------
                                                                                                                 96,647
                                                                                                            -----------
MORTGAGE-BACKED SECURITIES (6.5%)
Federal Home Loan Mortgage Corp.                              6.00%          8/1/2006 (1)        40,770          40,636
Federal National Mortgage Assn.                               6.00%          4/1/2006 (1)        14,632          14,588
Federal National Mortgage Assn.                               7.00%          1/1/2025 (1)        23,500          23,937
                                                                                                            -----------
                                                                                                                 79,161
                                                                                                            -----------
-----------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,173,528)                                                                                           1,195,004
-----------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.0%)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                         5.70%          2/1/2001            28,768          28,768
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                                 5.71%          2/1/2001            68,788          68,788
-----------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $97,556)                                                                                                 97,556
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (106.5%)
  (COST $1,271,084)                                                                                           1,292,560
-----------------------------------------------------------------------------------------------------------------------



                                    -----
                                      2

------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                  VALUE-
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.5%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                        $    24,354
Security Lending Collateral Payable to Brokers--Note I                                                          (68,788)
Other Liabilities                                                                                               (34,724)
                                                                                                             -----------
                                                                                                                (79,158)
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 117,258,346 outstanding $.001 par value
shares of beneficial interest
  (unlimited authorization)                                                                                  $1,213,402
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                        $10.35
========================================================================================================================

 -See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2001, the aggregate value of this security was $21,618,000, representing 1.8% of net assets.

(3) Restricted security representing 0.1% of net assets at January 31, 2001.

(4) All or part of security position is on loan to broker/dealers.

    See Note I in Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                      AMOUNT        PER
                                                                                                       (000)      SHARE
------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                  $1,203,408     $10.26
 Undistributed Net Investment Income                                                                       -          -
 Accumulated Net Realized Losses--Note G                                                             (11,482)      (.09)
 Unrealized Appreciation--Note H                                                                      21,476        .18

------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                       $1,213,402     $10.35
========================================================================================================================






                                    -----
                                      3

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
SHORT-TERM TREASURY FUND                                     COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.3%)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (12.5%)
U.S. Treasury Inflation Indexed Bond                          3.875%         4/15/2029         $ 31,772      $    33,261
U.S. Treasury Inflation Indexed Note                           3.50%         1/15/2011           30,010           29,973
U.S. Treasury Inflation Indexed Note                          3.875%         1/15/2009           47,772           49,011
U.S. Treasury Note                                            5.875%        11/15/2004 (3)        1,000            1,035
Guaranteed Export Trust (U.S. Government Guaranteed)           5.23%         5/15/2005 (1)       10,340           10,325
Private Export Funding Corp. (U.S. Government Guaranteed)      6.31%         9/30/2004 (2)       10,000           10,315
Private Export Funding Corp. (U.S. Government Guaranteed)      7.03%        10/31/2003            5,000            5,243
Private Export Funding Corp. (U.S. Government Guaranteed)      7.65%         5/15/2006           20,000           22,024
Vendee Mortgage Trust (U.S. Government Guaranteed)             6.50%         4/15/2014 (1)       19,697           19,879
Vendee Mortgage Trust (U.S. Government Guaranteed)             6.50%         9/15/2015 (1)       11,651           11,806
                                                                                                             -----------
                                                                                                                 192,872
                                                                                                             -----------

AGENCY BONDS AND NOTES (70.0%)
Bank United (Federal Home Loan Bank of Atlanta)                5.40%          2/2/2004 LOC      128,425          128,489
Federal Home Loan Bank                                         5.50%         1/21/2003           12,000           12,092
Federal Home Loan Bank                                        6.875%         8/15/2005           30,000           31,702
Federal Home Loan Bank                                         7.25%         5/15/2003           60,000           62,663
Federal Home Loan Mortgage Corp.                               5.00%         1/15/2004          184,000          183,082
Federal Home Loan Mortgage Corp.                               5.75%         7/15/2003            2,000            2,029
Federal Home Loan Mortgage Corp.                               7.00%         2/15/2003            4,000            4,149
Federal Home Loan Mortgage Corp.
  Structured Pass Through Certificates                         5.81%         4/25/2014 (1)       20,000           19,994
Federal Home Loan Mortgage Corp.
  Structured Pass Through Certificates                        5.969%         2/25/2016 (1)        8,000            8,000
Federal Home Loan Mortgage Corp.
  Structured Pass Through Certificates                         6.11%         6/25/2013 (1)       41,100           41,280
Federal Home Loan Mortgage Corp.
  Structured Pass Through Certificates                         6.35%         9/25/2013 (1)        5,024            5,065
Federal Home Loan Mortgage Corp.
  Structured Pass Through Certificates                         6.43%         2/25/2013 (1)       12,088           12,133
Federal Home Loan Mortgage Corp.
  Structured Pass Through Certificates                         7.00%         1/15/2019 (1)       13,000           13,134
Federal Home Loan Mortgage Corp.
  Structured Pass Through Certificates                         6.53%        11/25/2010 (1)          461              460
Federal Home Loan Mortgage Corp.
  Structured Pass Through Certificates                         7.07%         9/25/2015 (1)       14,000           14,258
Federal National Mortgage Assn.                                4.75%        11/14/2003           12,000           11,859
Federal National Mortgage Assn.                               5.125%         2/13/2004          161,000          160,736
Federal National Mortgage Assn.                               5.625%         5/14/2004          150,000          152,010
Federal National Mortgage Assn.                                5.75%         4/15/2003           26,000           26,360
Federal National Mortgage Assn.                                5.86%         8/20/2003           46,835           46,929
Federal National Mortgage Assn.                                5.90%         4/12/2004            8,565            8,571
Federal National Mortgage Assn.                                6.00%         1/14/2005           14,980           15,048
Federal National Mortgage Assn.                                6.10%         5/21/2003           20,000           20,040
Federal National Mortgage Assn.                                6.13%          6/3/2004           18,315           18,487
Federal National Mortgage Assn.                                6.17%         8/15/2008 (1)       16,599           16,800
Federal National Mortgage Assn.                               6.366%          3/2/2003           26,000           26,496
Federal National Mortgage Assn.                                7.00%         7/15/2005 (3)       15,000           15,953
Federal National Mortgage Assn.                                7.20%          5/4/2031 (1)       23,000           23,668
                                                                                                             -----------
                                                                                                               1,081,487
                                                                                                             -----------



                                    -----
                                      4

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
                                                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES (13.8%)
Federal Home Loan Mortgage Corp.                             6.00%           7/1/2005 (1)       $ 7,840        $   7,836
Federal Home Loan Mortgage Corp.                             6.00%           8/1/2005 (1)        28,169           28,155
Federal National Mortgage Assn.                              6.00%          10/1/2005 (1)        12,391           12,393
Federal National Mortgage Assn.                              6.00%          11/1/2005 (1)        10,537           10,538
Federal National Mortgage Assn.                              7.00%           1/1/2016 (1)        25,000           25,465
Federal National Mortgage Assn.                              7.00%           1/1/2025 (1)        30,000           30,558
Federal National Mortgage Assn.                              7.50%           3/1/2015 (1)        12,430           12,778
Federal National Mortgage Assn.                              7.50%           7/1/2015 (1)         9,072            9,326
Federal National Mortgage Assn.                              7.50%           8/1/2015 (1)         2,669            2,744
Federal National Mortgage Assn.                              8.00%          10/1/2014 (1)        27,029           27,942
Federal National Mortgage Assn.                              8.00%           4/1/2015 (1)           699              723
Federal National Mortgage Assn.                              8.00%           5/1/2015 (1)         4,297            4,442
Federal National Mortgage Assn.                              8.00%           6/1/2015 (1)        16,486           17,043
Federal National Mortgage Assn.                              8.00%           8/1/2015 (1)        22,202           22,951
                                                                                                             -----------
                                                                                                                 212,894
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,457,601)                                                                                            1,487,253
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.4%)
------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                        5.70%           2/1/2001            82,305           82,305
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                                5.71%           2/1/2001            16,256           16,256
------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $98,561)                                                                                                  98,561
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (102.7%)
  (COST $1,556,162)                                                                                            1,585,814
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-2.7%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              31,872
Liabilities--Note I                                                                                              (73,867)
                                                                                                             -----------
                                                                                                                 (41,995)
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------

Applicable to 150,130,675 outstanding $.001
par value shares of beneficial interest
  (unlimited authorization)                                                                                   $1,543,819
========================================================================================================================
NET ASSET VALUE PER SHARE                                                                                         $10.28
========================================================================================================================

-See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Securities with a value of $1,546,000 have been segregated as initial margin for open futures contracts.

(3) All or part of security position is on loan to broker/dealers. See Note I in Notes to Financial Statements.

LOC-Letter of Credit.




                                    -----
                                      5

------------------------------------------------------------------------------------------------------------------------
                                                                                                                     PER
                                                                                                 AMOUNT            SHARE
SHORT-TERM FEDERAL FUND                                                                           (000)            (000)
------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
 Paid in Capital                                                                                 $1,547,978      $10.31
 Undistributed Net Investment Income                                                                      -           -
 Accumulated Net Realized Losses--Note G                                                            (33,513)       (.22)
 Unrealized Appreciation (Depreciation)--Note H
  Investment Securities                                                                              29,652         .19
  Futures Contracts                                                                                    (298)

------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                      $1,543,819      $10.28
========================================================================================================================




                                    -----
                                      6

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
SHORT-TERM CORPORATE FUND                                    COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (93.2%)
------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (19.9%)
ANRC Auto Owner Trust                                        6.75%          12/15/2003 (1)       $ 36,250       $ 36,648
ARG Funding Corp.                                            5.88%           5/20/2003 (1)(2)(5)   45,000         45,203
Advanta Mortgage Loan Trust                                  5.98%           6/25/2014 (1)(5)      25,591         25,574
American Express Credit Account Master Trust                 5.85%          11/15/2006 (1)         32,200         32,313
AmSouth Auto Trust                                           6.67%           7/15/2004 (1)         34,705         35,414
BMW Vehicle Owner Trust                                      6.41%           4/25/2003 (1)         89,750         90,482
BMW Vehicle Owner Trust                                      6.91%           5/25/2006 (1)         22,900         23,402
Banc One Financial Services HEL                              6.69%           8/25/2013 (1)(6)      23,000         23,086
CIT Home Equity Loan Trust                                   6.08%           1/15/2013 (1)         12,262         12,375
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E 1                               6.42%           9/25/2008 (1)         50,455         50,913
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SCE 1                                6.28%           9/25/2005 (1)         20,000         20,153
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SCE 1                                6.38%           9/25/2008 (1)         10,168         10,248
Capital Auto Receivables Asset Trust                         6.25%           3/15/2003 (1)         25,000         25,025
Capital Auto Receivables Asset Trust                         6.46%           1/15/2004 (1)         25,300         25,684
Chase Manhattan Auto Trust                                   6.65%           9/15/2003 (1)         17,576         17,676
Citibank Credit Card Issuance Trust                          7.05%           9/15/2005 (1)         14,875         15,435
Citibank Credit Card Issuance Trust                          7.45%           9/15/2005 (1)         24,790         25,635
Citibank Credit Card Master Trust                            5.55%            1/9/2006 (1)         15,187         15,035
Citibank Credit Card Master Trust                            5.95%            2/7/2005 (1)         10,400         10,417
Citibank Credit Card Master Trust                            6.70%           2/15/2004 (1)         13,000         13,152
ComEd Transitional Funding Trust                             5.34%           3/25/2004 (1)         25,000         24,994
ComEd Transitional Funding Trust                             5.39%           6/25/2005 (1)         50,000         49,922
Countrywide Asset Backed Certificates                        6.24%           9/25/2018 (1)         25,522         25,604
Credit Card Merchant Voucher Receivables Master Trust        6.23%            8/1/2002 (1)(2)(7)    8,772          8,800
DaimlerChrysler Auto Trust                                   6.11%           1/24/2003 (1)         24,800         25,544
Dealer Auto Receivables Owner Trust                          7.07%           5/17/2004 (1)         38,600         39,485
EQCC Home Equity Loan Trust                                 6.223%           6/25/2011 (1)(6)      19,650         19,728
Ford Credit Auto Owner Trust                                 6.15%           9/15/2002 (1)         25,000         25,093
Ford Credit Auto Owner Trust                                 6.99%           2/15/2005 (1)         42,000         43,306
Ford Credit Auto Owner Trust                                 7.40%           4/15/2005 (1)         22,524         23,597
Ford Credit Auto Owner Trust                                 7.50%          10/15/2004 (1)          4,900          5,106
Green Tree Home Equity Loan Trust                            7.05%          10/15/2013 (1)         29,750         30,157
Honda Auto Lease Trust                                       6.45%           3/15/2001 (1)         24,600         24,797
Illinois Power Special Purpose Trust                         5.26%           6/25/2003 (1)          3,720          3,718
MBNA Master Credit Card Trust                                6.70%           1/18/2005 (1)         26,000         26,438
MBNA Master Credit Card Trust                                7.15%           1/15/2008 (1)         59,500         62,048
Mellon Bank Home Equity Installment Loan Trust               6.21%           8/25/2009 (1)          8,284          8,259
Mellon Residential Funding Corp. Mortgage
  Pass Through Certificate                                  6.832%           2/25/2030 (1)         23,223         23,418
Morgan Stanley, Dean Witter Capital                          5.98%            2/1/2031 (1)         23,700         23,863
Navistar Financial Corp. Owner Trust                         5.95%           4/15/2003 (1)         39,650         39,813
Navistar Financial Corp. Owner Trust                         6.22%          10/17/2005 (1)          2,921          2,942
Navistar Financial Corp. Owner Trust                         7.20%           5/17/2004 (1)         10,000         10,286
Navistar Financial Corp. Owner Trust                         7.47%           2/15/2007 (1)          8,311          8,565
Nissan Auto Receivables Owners Trust                         7.01%           9/15/2003 (1)         29,750         30,394
Onyx Acceptance Owner Trust                                  6.82%          11/15/2003 (1)(5)      17,275         17,546
Option One Mortgage Loan Trust                               5.92%           5/25/2009 (1)(8)      25,450         25,390
PECO Energy Transition Trust                                 6.05%            3/1/2009 (1)         29,200         29,124
PP&L Transition Bond Co. LLC                                 6.96%          12/26/2007 (1)         53,000         55,002




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                                      7


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
------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
SHORT-TERM CORPORATE FUND                                    COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
PP&L Transition Bond Co. LLC                                 7.05%           6/25/2009 (1)      $  20,550      $  21,394
Premier Auto Trust                                           6.55%            9/6/2003 (1)          5,000          5,003
Providian Master Trust                                       6.25%           6/15/2007 (1)         35,000         35,299
Providian Master Trust                                       6.45%           6/15/2007 (1)         10,000         10,130
Residential Asset Securities Corp.                           6.00%           4/25/2020 (1)(6)      73,650         73,676
TIAA Structured Finance CDO I, Ltd.                          7.06%           4/10/2008 (1)         15,400         15,887
UAC Securitization Corp.                                     5.57%            9/8/2003 (1)(5)      17,048         17,043
UAC Securitization Corp.                                     6.31%           12/8/2006 (1)(5)      16,836         17,084
USAA Auto Owner Trust                                        6.95%           6/15/2004 (1)         22,000         22,526
WFS Financial                                                6.32%          10/20/2003 (1)(8)      22,328         22,504
World Financial Network Credit Card Master Trust             6.70%           2/15/2004 (1)         41,000         41,140
                                                                                                             -----------
                                                                                                               1,548,495
                                                                                                             -----------

FINANCE (30.5%)
  BANKING (12.2%)
  BCH Cayman Islands Ltd.                                    6.50%           2/15/2006             13,290         13,222
  BNP Paribas Capital Trust                                 9.003%          10/27/2010 (2)         24,785         26,272
  CIBC Capital Funding LP                                    6.25%          12/17/2002 (2)         24,500         24,804
  Capital One Bank                                           6.57%           1/27/2003             15,750         15,723
  Capital One Bank                                           6.60%           8/20/2001             10,200         10,197
  Capital One Bank                                           6.62%            8/4/2003             23,825         23,747
  Citicorp Lease Pass Through Trust                          7.22%           6/15/2005 (1)(2)      24,044         24,709
  Citigroup                                                  6.75%           12/1/2005             24,350         25,060
  Citigroup                                                  7.45%            6/6/2002             99,275        101,776
  Compass Bank                                               6.45%            5/1/2009             13,400         12,439
  Dime Bancorp Inc.                                          7.00%           7/25/2001             15,000         14,953
  First Maryland Bancorp                                     7.20%            7/1/2007              7,705          7,788
  First Union Corp.                                         8.125%           6/24/2002              5,000          5,148
  First USA Bank                                             7.65%            8/1/2003              7,000          7,285
  Firstar Bank NA                                            7.80%            7/5/2010             25,600         27,044
  Firstar Corp.                                              6.35%           7/13/2001             25,000         25,079
  Firstar Corp.                                              6.50%           7/15/2002             20,000         20,248
  ING Capital Funding Trust III                             8.439%          12/31/2010             21,600         22,302
  Korea Development Bank                                    7.125%           9/17/2001             42,820         43,035
  Long Island Savings Bank                                   6.20%            4/2/2001             12,000         12,000
  Mellon Financial Co.                                       5.75%          11/15/2003              9,000          9,007
  Mercantile Bancorp                                         6.80%           6/15/2001             15,512         15,570
  National City Bank Cleveland                               6.35%           3/15/2001             36,860         36,873
  National Westminster Bancorp Inc.                          9.45%            5/1/2001              8,881          8,956
  Northern Trust Co.                                         6.50%            5/1/2003              5,000          5,081
  Norwest Corp.                                              7.75%            3/1/2002              5,000          5,116
  PNC Funding Corp.                                         9.875%            3/1/2001              5,565          5,578
  Popular Inc.                                               6.20%           4/30/2001             37,700         37,715
  Providian National Bank                                    6.75%           3/15/2002             52,455         52,205
  Santander Financial Issuances Ltd.                         7.00%            4/1/2006             12,945         13,143
  Security Pacific Corp.                                    11.00%            3/1/2001             15,907         15,963
  Shawmut National Corp.                                     7.20%           4/15/2003              7,000          7,198
  Southern National Corp.                                    7.05%           5/23/2003             38,469         39,184
  Synovus Financial Corp.                                    7.25%          12/15/2005             19,750         20,248
  UBS Preferred Funding Trust I                             8.622%           10/1/2010              7,933          8,684
  US Bancorp                                                6.875%           12/1/2004             13,550         13,811
  US Bank NA Minnesota                                       5.25%            6/4/2003             20,000         19,678
  Wells Fargo Co.                                            6.50%            9/3/2002            125,000        126,894
  Wells Fargo Co.                                           6.875%           4/15/2003              5,000          5,135
  Westpac Banking                                           9.125%           8/15/2001             43,566         44,316




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                                      8

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
                                                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  BROKERAGE (6.4%)
  Amvescap PLC                                              6.375%           5/15/2003           $ 20,250      $  20,324
  Amvescap PLC                                               6.60%           5/15/2005                500            502
  Dean Witter Discover & Co.                                 6.30%           1/15/2006              8,000          7,974
  Donaldson Lufkin & Jenrette, Inc.                          8.00%            3/1/2005             67,400         72,173
  Lehman Brothers Holdings Inc.                              6.20%           1/15/2002             35,000         35,167
  Lehman Brothers Holdings Inc.                              6.25%            4/1/2003             61,800         62,033
  Lehman Brothers Holdings Inc.                             7.375%           5/15/2004              9,930         10,252
  Merrill Lynch & Co. Inc.                                   6.15%           7/26/2001             19,800         19,877
  Merrill Lynch & Co. Inc.                                   7.36%           7/24/2002             14,500         14,883
  Merrill Lynch & Co. Inc.                                   7.85%           5/30/2003             50,000         52,449
  Morgan Stanley, Dean Witter & Co.                         7.125%           1/15/2003             44,995         46,270
  Morgan Stanley, Dean Witter & Co.                         7.125%           8/15/2003             52,880         54,759
  Morgan Stanley Group                                       5.75%           2/15/2001             10,500         10,501
  Charles Schwab Corp.                                       8.05%            3/1/2010             20,000         21,271
  Spear, Leeds & Kellogg LP                                  8.25%           8/15/2005 (2)         56,775         61,840
  Topaz Ltd.                                                 6.92%           3/10/2007 (1)(2)      11,586         11,885

  FINANCE COMPANIES (6.1%)
  AT&T Capital Corp.                                         6.70%           2/15/2001             50,000         49,994
  American Express Credit Corp.                             6.125%          11/15/2001             10,000         10,067
  American Express Credit Corp.                             6.875%           11/1/2005             19,800         20,626
  Aristar Inc.                                              7.375%            9/1/2004              9,750         10,053
  Associates Corp. of North America                          5.75%           11/1/2003             38,000         37,812
  Boeing Capital Corp.                                       6.68%           12/1/2003             67,270         69,334
  Comdisco Inc.                                              5.75%           2/15/2001             15,000         14,962
  Comdisco Inc.                                              6.68%           6/29/2001              9,800          9,555
  Ford Motor Credit Co.                                      6.70%           7/16/2004             10,000         10,124
  Ford Motor Credit Co.                                      7.25%           1/15/2003             22,000         22,499
  Ford Motor Credit Co.                                      7.50%           6/15/2003             30,000         30,944
  General Electric Capital Corp.                             5.35%          11/18/2002             35,500         35,580
  General Electric Capital Corp.                             6.80%           11/1/2005             24,570         25,716
  General Electric Capital Corp.                             7.25%            5/3/2004             49,600         52,064
  General Motors Acceptance Corp.                            6.38%           1/30/2004             39,620         39,833
  Heller Financial Inc.                                      6.40%           1/15/2003             29,750         29,822
  Norwest Financial Corp.                                    7.95%           5/15/2002              4,200          4,321
  Sears Roebuck Acceptance Corp.                             6.69%           4/30/2001                400            401

  INSURANCE (3.6%)
  AIG SunAmerica Global Financing I                          7.40%            5/5/2003 (2)         19,700         20,495
  AIG SunAmerica Global Financing II                         7.60%           6/15/2005 (2)         24,750         26,461
  Conseco Inc.                                               6.40%           2/10/2003             30,000         26,700
  Conseco Inc.                                               7.60%           6/21/2001             15,000         14,775
  Conseco Inc.                                               8.50%          10/15/2002             15,000         14,400
  Conseco Inc.                                               9.00%          10/15/2006             20,500         18,245
  Liberty Financial Co.                                      6.75%          11/15/2008              8,000          7,679
  Monumental Global Funding II                               6.05%           1/19/2006 (2)         12,880         12,912
  Monumental Global Funding II                               6.95%           10/1/2003 (2)         49,590         51,123
  Progressive Corp.                                          7.30%            6/1/2006             12,290         12,617
  Prudential Insurance Co. of America                       6.375%           7/23/2006 (2)         30,000         29,589
  SunAmerica Inc.                                            6.58%           1/15/2002              5,000          5,063
  USAA Capital Corp.                                         7.05%           11/8/2006             10,000         10,466
  USAA Capital Corp.                                         7.54%           3/30/2005 (2)         25,000         26,543




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
------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
SHORT-TERM CORPORATE FUND                                    COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  REAL ESTATE INVESTMENT TRUST (2.2%)
  Bradley Operating LP                                       7.00%          11/15/2004           $  8,000       $  7,465
  Cabot Industrial Properties LP                            7.125%            5/1/2004             16,670         16,924
  Equity Residential Properties Trust Operating LP           7.95%           4/15/2002              7,000          7,150
  First Industrial LP                                        7.00%           12/1/2006             17,000         16,640
  First Industrial LP                                        7.15%           5/15/2002              8,150          8,200
  First Industrial LP                                       7.375%           5/15/2004 (2)         12,000         12,181
  Oasis Residential Inc.                                     6.75%          11/15/2001             22,600         22,692
  Post Apartment Homes LP                                    7.02%            4/2/2001             20,000         20,022
  Reckson Operating Partnership LP                           7.40%           3/15/2004             10,000         10,069
  Reckson Operating Partnership LP                           7.75%           3/15/2009             21,000         21,076
  Security Capital Group                                     7.75%          11/15/2003             20,000         20,222
  Trinet Corp. Realty Trust                                  7.30%           5/15/2001              5,500          5,426
  Wellsford Residential Property Trust                      9.375%            2/1/2002              5,175          5,338
                                                                                                             -----------
                                                                                                               2,379,526
                                                                                                             -----------
INDUSTRIAL (28.0%)
  BASIC INDUSTRIES (2.2%)
  Corporacion Nacional del Cobre de Chile                   7.375%            5/1/2009 (2)         26,860         26,399
  E.I. du Pont de Nemours & Co.                              6.75%          10/15/2004              6,500          6,734
  Noranda, Inc.                                              8.00%            6/1/2003             20,000         20,429
  Noranda, Inc.                                             8.625%           7/15/2002             15,000         15,366
  Pharmacia Corp.                                           5.375%           12/1/2001             24,000         23,954
  Pohang Iron & Steel Co. Ltd.                              7.125%           7/15/2004             13,015         13,024
  Pohang Iron & Steel Co. Ltd.                               7.50%            8/1/2002 (4)         11,320         11,451
  Praxair, Inc.                                              6.70%           4/15/2001             52,000         52,072

  CAPITAL GOODS (3.1%)
  Bombardier Capital Inc.                                    7.30%          12/15/2002 (2)         35,225         36,174
  Lockheed Martin Corp.                                      6.50%           4/15/2003             16,834         17,044
  PanAmSat Corp.                                             6.00%           1/15/2003              9,375          9,211
  Raytheon Co.                                               5.70%           11/1/2003             32,085         31,782
  Raytheon Co.                                               6.30%           3/15/2005             14,770         14,763
  Raytheon Co.                                               7.90%            3/1/2003              4,750          4,923
  Republic Services Inc.                                    6.625%           5/15/2004             16,800         16,659
  Republic Services Inc.                                    7.125%           5/15/2009              6,625          6,450
  Tyco International Group SA                               6.125%           6/15/2001             15,000         15,020
  Tyco International Group SA                               6.875%            9/5/2002             50,000         50,763
  USA Waste Services                                         6.50%          12/15/2002             27,190         27,118
  Waste Management Inc.                                      7.70%           10/1/2002              9,760          9,917

  COMMUNICATIONS (6.1%)
  British Telecommunications PLC                            7.625%          12/15/2005             19,825         20,456
  Comcast Cable Communication                               6.375%           1/30/2006             15,850         15,918
  Continental Cablevision                                    8.30%           5/15/2006              2,575          2,750
  Deutsche Telekom International Finance                     7.75%           6/15/2005             24,800         25,719
  GTE Corp.                                                  6.36%           4/15/2006              7,950          7,973
  Knight Ridder, Inc.                                        8.50%            9/1/2001 (1)          4,256          4,312
  Koninklijke KPN NV                                         7.50%           10/1/2005 (2)          9,920         10,011
  NYNEX Corp.                                                9.55%           8/15/2005              5,625          6,334
  TCI Communications, Inc.                                  6.375%            5/1/2003             19,400         19,390
  TCI Communications, Inc.                                   7.25%            8/1/2005              5,000          5,142
  TCI Communications, Inc.                                   8.00%            8/1/2005             10,000         10,571
  TCI Communications, Inc.                                   8.25%           1/15/2003             44,445         45,969




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
------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
                                                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  TPSA Finance BV                                            7.75%          12/10/2008 (2)      $  27,000       $ 25,917
  Telecomunicaciones de Puerto Rico                          6.15%           5/15/2002              5,000          4,988
  Telefonica Europe BV                                       7.35%           9/15/2005             20,000         20,697
  US West Capital Funding, Inc.                             6.125%           7/15/2002             32,000         32,067
  US West Capital Funding, Inc.                              6.25%           7/15/2005             15,000         14,850
  US West Capital Funding, Inc.                             6.875%           8/15/2001             45,500         45,672
  US West Communications Inc.                               7.625%            6/9/2003             26,425         27,304
  Verizon Global Funding Corp.                               6.75%           12/1/2005 (2)         54,400         55,737
  Vodafone AirTouch PLC                                     7.625%           2/15/2005             44,700         47,083
  WorldCom Inc.                                             7.375%           1/15/2006 (2)         29,750         30,689

  CONSUMER CYCLICAL (2.1%)
  DaimlerChrysler                                            6.67%           9/25/2001             26,000         26,210
  Dillard's Inc.                                             5.79%          11/15/2001             25,000         24,394
  Harrahs Operating Co., Inc.                                7.50%           1/15/2009             38,220         37,291
  International Speedway Corp.                              7.875%          10/15/2004             14,750         14,994
  Park Place Entertainment                                   7.95%            8/1/2003             29,225         29,719
  Park Place Entertainment                                   8.50%          11/15/2006             13,860         14,342
  VF Corp.                                                   7.60%           10/1/2002             18,635         18,775

  CONSUMER NONCYCLICAL (3.1%)
  American Stores Co.                                        7.40%           5/15/2005             20,700         21,074
  Boston Scientific Corp.                                   6.625%           3/15/2005             28,767         26,782
  Diageo PLC                                                6.125%           8/15/2005             12,125         12,140
  Diageo PLC                                                6.625%           6/24/2004             12,700         12,964
  Food Lion, Inc.                                            8.41%           9/26/2001              5,000          5,047
  Imperial Tobacco                                          7.125%            4/1/2009             18,695         17,988
  Kimberly Clark de Mexico                                  8.875%            8/1/2009 (2)          7,860          8,225
  Kroger Co.                                                 6.34%            6/1/2001              9,575          9,581
  The Upjohn Co. ESOP Trust                                  9.79%            2/1/2004 (1)          7,781          8,490
  Unilever Capital Corp.                                     6.75%           11/1/2003             97,170        100,019
  Zeneca Wilmington                                          6.30%           6/15/2003             20,400         20,766

  ENERGY (1.8%)
  Baker Hughes, Inc.                                         5.80%           2/15/2003             16,850         16,907
  Baker Hughes, Inc.                                        7.875%           6/15/2004              4,250          4,509
  Dresser Industries, Inc.                                   8.00%           4/15/2003             20,067         21,004
  Oil Enterprises Ltd.                                      6.239%           6/30/2008 (1)(2)(5)   33,514         33,249
  Petroliam Nasional Bhd.                                   7.125%          10/18/2006 (2)         26,450         26,573
  Tosco Corp.                                                8.25%           5/15/2003             22,250         23,320
  Tosco Trust 2000 E Co.                                     8.58%            3/1/2010 (2)         10,000         10,998

  OTHER (1.1%)
  Cooper Tire & Rubber Co.                                   7.25%          12/16/2002             30,000         29,784
  Parker Retirement Savings Plan Trust                       6.34%           7/15/2008 (1)(2)      19,499         19,373
  Minnesota Mining & Manufacturing ESOP Trust                5.62%          7/15/2009  (1)(2)      41,292         40,604

  TECHNOLOGY (5.4%)
  CSC Enterprises                                            6.50%          11/15/2001 (2)         29,200         29,230
  Comdisco Inc.                                              6.00%           1/30/2002             28,800         25,632
  Comdisco Inc.                                              7.25%           9/20/2001             29,725         28,090
  Computer Sciences Corp.                                    6.25%           3/15/2009              9,150          8,732
  Computer Sciences Corp.                                    7.50%            8/8/2005             39,135         40,718
  Hewlett Packard Co.                                        7.15%           6/15/2005             74,515         78,185



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
------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
SHORT-TERM CORPORATE FUND                                    COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  International Business Machines Credit Corp.               6.64%          10/29/2001          $  65,000       $ 65,640
  International Business Machines Credit Corp.               7.00%           1/28/2002             45,000         45,652
  Marconi PLC                                                7.75%           9/15/2010             13,625         13,894
  Samsung Electronics America                                9.75%            5/1/2003 (2)         32,865         34,561
  Samsung Electronics Co.                                    7.45%           10/1/2002 (2)          6,150          6,191
  Samsung Electronics Co.                                    8.50%           11/1/2002 (2)(4)       5,000          5,119
  Texas Instruments Inc.                                     7.00%           8/15/2004             39,600         40,669

  TRANSPORTATION (3.1%)
  Continental Airlines, Inc. Pass Through Trust             6.331%           7/19/2001 (1)          7,681          7,503
  Continental Airlines, Inc. Pass Through Trust             6.465%           4/15/2006 (1)          9,892          9,871
  Continental Airlines, Inc. Pass Through Trust             6.541%           9/15/2018 (1)         13,458         13,178
  Continental Airlines, Inc. Pass Through Trust              6.80%            7/2/2007 (1)         10,029          9,903
  Continental Airlines, Inc. Pass Through Trust             7.434%           3/15/2006 (1)          6,700          6,778
  Delta Air Lines Inc.                                       6.65%           3/15/2004             20,400         19,818
  ERAC USA Finance Co.                                      6.625%           5/15/2006 (2)         35,000         33,618
  Federal Express Corp.                                     9.875%            4/1/2002              8,195          8,530
  Hertz Corp.                                               6.625%           5/15/2008              5,000          4,823
  Hertz Corp.                                                7.00%            5/1/2002              5,000          5,045
  Hertz Corp.                                               7.375%           6/15/2001              8,275          8,309
  Hertz Corp.                                                8.25%            6/1/2005             27,350         28,745
  Southwest Air                                              9.40%            7/1/2001              6,500          6,595
  TTX Co.                                                    7.02%          11/15/2001 (2)         50,000         50,448
  United Airlines Pass Through Certificates                 7.783%            7/1/2015 (1)         23,223         24,576
  United Airlines Pass Through Certificates                  8.03%            1/1/2013 (1)          4,867          5,053
                                                                                                             -----------
                                                                                                               2,189,030
                                                                                                             -----------
UTILITIES (14.8%)
AEP Resources Inc.                                           6.50%           12/1/2003 (2)         50,000         49,874
Alabama Power Co.                                            7.85%           5/15/2003             34,650         35,995
Baltimore Gas & Electric Co.                                 6.68%          10/11/2001 (3)         16,000         16,082
Boston Edison Co.                                            6.80%           3/15/2003             14,000         14,227
Coastal Corp.                                               10.00%            2/1/2001              1,000          1,000
Connectiv Inc.                                               6.73%           9/12/2003 (1)         63,000         63,527
Consolidated Edison Inc.                                     6.50%            2/1/2001              5,000          4,999
Consolidated Edison Inc.                                    7.625%            3/1/2004              2,900          3,020
Detroit Edison Co.                                           6.56%            5/1/2001             10,750         10,762
Dominion Resources Inc.                                      6.00%           1/31/2003             64,325         64,319
East Coast Power                                            6.737%            4/6/2005 (1)          7,868          7,786
Edison Mission Energy Funding Corp.                          6.77%           9/15/2003 (1)(2)      15,140         13,172
Emerson Electric Co.                                        7.875%            6/1/2005             16,055         17,412
Enterprise Products                                          8.25%           3/15/2005             41,350         43,538
FPL Group Capital                                           7.625%           9/15/2006             34,700         36,868
Georgia Power Co.                                            5.75%           1/31/2003             39,620         39,769
Israel Electric Corp.                                        7.25%          12/15/2006 (2)          8,260          8,333
Israel Electric Corp.                                        7.75%            3/1/2009 (2)         30,550         30,535
Kansas City Power & Light Co.                                6.50%          11/14/2001              5,000          5,014
Kern River Funding Corp.                                     6.42%           3/31/2001 (1)(2)       2,229          2,222
Kern River Funding Corp.                                     6.72%           9/30/2001 (2)         48,085         47,912
Keyspan Corp.                                                7.25%          11/15/2005             14,875         15,660
Korea Electric Power                                         7.00%           10/1/2002              6,000          6,036
Korea Electric Power                                        10.00%            4/1/2001 (2)         22,330         22,429
LG&E Capital Corp.                                          6.205%            5/1/2004 (2)         21,700         20,920
Limestone Electron Trust                                    8.625%           3/15/2003             64,500         66,943


                                    ------
                                      12

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
                                                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
MCN Investment Corp.                                         6.03%            2/1/2001         $    4,000      $   3,999
NRG Energy, Inc.                                             7.50%           6/15/2007 (1)          5,000          5,009
NRG Northeast Generating LLC                                8.065%          12/15/2004 (1)         12,234         12,510
NRG South Central Generating LLC                            8.962%           3/15/2016 (1)(2)      23,949         26,518
New York State Electric & Gas                                6.75%          10/15/2002              7,140          7,218
Osprey Trust                                                 8.31%           1/15/2003 (2)         39,875         40,978
Pacific Gas & Electric Co.                                  7.375%           11/1/2005 *(2)        28,560         22,848
Peoples Energy Corp.                                         6.90%           1/15/2011 (2)         10,000          9,959
Potomac Capital Investment Corp.                             7.55%          11/19/2001 (2)         36,850         37,168
PPL Capital Funding                                          7.75%           4/15/2005             24,800         25,770
Progress Capital Holdings                                    6.88%            8/1/2001 (2)         20,000         20,042
PSE&G Capital Corp.                                          6.25%           5/15/2003 (2)         38,500         38,103
PSE&G Capital Corp.                                          6.74%          10/23/2001 (2)         26,000         26,024
Reliant Energy Mid Atlantic Power Holdings                  8.554%            7/2/2005 (1)(2)      44,650         45,895
Reliant Energy Resources                                    8.125%           7/15/2005             24,800         25,951
Sempra Energy                                                7.95%            3/1/2010             10,000          9,931
South Carolina Electric & Gas                                7.50%           6/15/2005              9,930         10,504
Southern California Edison Co.                               7.20%           11/3/2003 *           40,935         32,748
Trans Canada Pipelines                                       6.77%           4/30/2001              5,000          5,007
Trans Canada Pipelines                                      7.875%          12/15/2002             14,000         14,492
Transcontinental Gas Pipeline                               8.875%           9/15/2002             15,150         15,793
Virginia Electric Power                                      6.30%           6/21/2001             19,750         19,788
Williams Cos.                                                6.75%           1/15/2006             29,000         28,949
Yosemite Security Trust                                      8.25%          11/15/2004 (2)         19,900         20,789
                                                                                                             -----------
                                                                                                               1,154,347
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $7,161,217)                                                                                            7,271,398
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (2.2%)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (1.9%)
U.S. Treasury Note                                           5.50%           1/31/2003 (4)         25,000         25,380
U.S. Treasury Note                                           5.75%          11/15/2005 (4)         68,100         70,797
U.S. Treasury Note                                           5.75%           8/15/2010 (4)(9)      35,550         37,122
U.S. Treasury Note                                           6.50%           8/15/2005 (4)          7,500          7,985
U.S. Treasury Note                                           6.50%          10/15/2006              5,000          5,368
                                                                                                             -----------
                                                                                                                 146,652
                                                                                                             -----------
AGENCY BONDS AND NOTES (0.3%)
Federal Home Loan Mortgage Corp. Structured
  Pass Through Certificates                                  6.11%           6/25/2013 (1)         21,007         21,099
Federal Home Loan Mortgage Corp. Structured
  Pass Through Certificates                                  6.43%           2/25/2013 (1)          3,777          3,792
                                                                                                             -----------
                                                                                                                  24,891
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $169,332)                                                                                                171,543
------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR DENOMINATED)(2.1%)
------------------------------------------------------------------------------------------------------------------------
Federation of Malaysia                                       8.75%            6/1/2009              8,050          8,842
Pemex Finance Ltd.                                          6.125%          11/15/2003 (1)          4,680          4,710
Pemex Finance Ltd.                                           9.14%           8/15/2004 (1)         44,350         46,419
Pemex Finance Ltd.                                           9.69%           8/15/2009 (1)         41,000         44,726
Province of Quebec                                           5.75%           2/15/2009              9,910          9,719
Republic of Argentina                                        0.00%          10/15/2001             16,800         15,792
Republic of Chile                                           6.875%           4/28/2009              4,125          4,040



                                    ------
                                      13

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            FACE           MARKET
                                                                                      MATURITY            AMOUNT           VALUE-
SHORT-TERM CORPORATE FUND                                             COUPON              DATE             (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
The State of Qatar                                                     9.50%        5/21/2009 (2)     $  14,775        $   15,951
United Mexican States                                                  8.50%         2/1/2006            11,210            11,485
---------------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $153,727)                                                                                                         161,684
---------------------------------------------------------------------------------------------------------------------------------
TAXABLE MUNICIPAL BOND (0.4%)
---------------------------------------------------------------------------------------------------------------------------------
Power Auth. of the State of New York
  (COST $32,373)                                                       6.05%       11/15/2001            32,550            32,721
---------------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.6%)
---------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (0.2%)
Southern California Edison Co.                                       0.00%**        3/13/2001            19,840            16,864
                                                                                                                       ----------


REPURCHASE AGREEMENTS (3.4%)
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                                  5.70%         2/1/2001 (9)       129,936           129,936
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                                  5.70% - 5.71%         2/1/2001           131,977           131,977
                                                                                                                      -----------
                                                                                                                          261,913
                                                                                                                      -----------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $282,216)                                                                                                         278,777
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.5%)
  (COST $7,798,865)                                                                                                     7,916,123

----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.5%)
----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                                      170,213
Liabilities--Note I                                                                                                      (285,363)
                                                                                                                       -----------
                                                                                                                         (115,150)
                                                                                                                       -----------
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                                                      $7,800,973
---------------------------------------------------------------------------------------------------------------------------------

 - See Note A in Notes to Financial Statements.

 * Non income producing security  interest payments in default.

** In accordance with the fund's valuation policy, this security is no longer accruing income.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2001, the aggregate value of these securities was $1,365,605,000, representing 17.5% of net assets.

(3) Securities with a value of $8,069,000 have been segregated as initial margin for open futures contracts.

(4) All or part of security position is on loan to broker/dealers. See Note I in Notes to Financial Statements.

(5) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

(6) Scheduled principal and interest payments are guaranteed by Ambac Assurance Corporation.

(7) Scheduled principal and interest payments are guaranteed by Capital Markets Assurance Corporation.

(8) Scheduled principal and interest payments are guaranteed by Financial Security Assurance Corporation.

(9) Securities with a value of $40,130,000 have been segregated in connection with credit default swaps. See Note J in Notes to Financial Statements.



                                    ------
                                      14

------------------------------------------------------------------------------------------------------------------------

                                                                                                                  AMOUNT
                                                                                                                   (000)
------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                                              $7,799,249
 Undistributed Net Investment Income                                                                                  --
 Accumulated Net Realized Losses--Note G                                                                        (105,469)
 Unrealized Appreciation (Depreciation)--Note H
  Investment Securities                                                                                          117,258
  Futures Contracts                                                                                              (10,065)
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                                   $7,800,973
========================================================================================================================


 Investor Shares--Net Assets applicable
  to 691,911,968 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                            $7,442,155
------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INVESTOR SHARES                                                                       $10.76
========================================================================================================================


 Institutional Shares--Net Assets applicable
  to 33,359,996 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                              $358,818
------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES                                                                  $10.76
========================================================================================================================




                                    ------
                                      15

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
INFLATION-PROTECTED SECURITIES FUND                          COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (99.7%)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Inflation-Indexed Bond                         3.53%         1/15/2011           $32,350         $  32,320
U.S. Treasury Inflation-Indexed Bond                         3.92%         4/15/2028            23,875            25,772
U.S. Treasury Inflation-Indexed Bond                         4.36%         1/15/2010            15,975            17,461
U.S. Treasury Inflation-Indexed Note                         3.94%         1/15/2008            37,325            40,664
U.S. Treasury Inflation-Indexed Note                         3.97%         7/15/2002            22,225            24,401
U.S. Treasury Inflation-Indexed Note                         4.12%         4/15/2029            26,100            28,937
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $165,310)                                                                                                169,555
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (0.2%)
------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $261)                                                5.70%          2/1/2001               261               261
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (COST $165,571)                                                                                                169,816
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                               1,212
Liabilities                                                                                                         (988)
                                                                                                             -----------
                                                                                                                     224
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 16,123,874 outstanding $.001
par value shares of beneficial interest
  (unlimited authorization)                                                                                     $170,040
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $10.55
========================================================================================================================
-See Note A in Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------
AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                 AMOUNT              PER
                                                                                                  (000)            SHARE
------------------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                              $164,933            $10.23
 Undistributed Net Investment Income                                                               499               .03
 Accumulated Net Realized Gains                                                                    363               .02
 Unrealized Appreciation--Note H                                                                 4,245               .27
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                   $170,040            $10.55
========================================================================================================================



                                    ------
                                      16

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
INTERMEDIATE-TERM TREASURY FUND                              COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.0%)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (89.8%)
U.S. Treasury Bond                                             7.50%       11/15/2016         $  75,670      $   90,940
U.S. Treasury Bond                                            9.875%       11/15/2015            17,650          25,373
U.S. Treasury Bond                                           10.375%       11/15/2012           224,300         289,439
U.S. Treasury Bond                                            11.25%        2/15/2015             5,100           7,971
U.S. Treasury Inflation Indexed Bond                          3.875%        4/15/2029            57,255          59,940
U.S. Treasury Inflation Indexed Note                           3.50%        1/15/2011             9,003           8,992
U.S. Treasury Note                                            5.625%        5/15/2008             2,000           2,064
U.S. Treasury Note                                             5.75%        8/15/2010 (3)        10,000          10,442
U.S. Treasury Note                                             6.00%        8/15/2009            80,600          85,181
U.S. Treasury Note                                            6.125%        8/15/2007 (3)       208,800         221,034
U.S. Treasury Note                                             6.50%       10/15/2006            76,750          82,403
U.S. Treasury Note                                             6.50%        2/15/2010            31,050          33,971
U.S. Treasury Note                                            6.625%        5/15/2007             8,000           8,674
U.S. Treasury Note                                            6.875%        5/15/2006            40,450          44,043
U.S. Treasury Note                                             7.00%        7/15/2006           203,200         222,539
Export Funding Trust (U.S. Government Guaranteed)              8.21%       12/29/2006 (1)         1,225           1,328
Government Export Trust (U.S. Government Guaranteed)           6.00%        3/15/2005 (1)         8,854           8,954
Guaranteed Export Trust (U.S. Government Guaranteed)           7.46%       12/15/2005 (1)        16,739          17,396
Guaranteed Trade Trust (U.S. Government Guaranteed)            6.69%        1/15/2009 (1)(2)     23,314          24,253
Guaranteed Trade Trust (U.S. Government Guaranteed)            7.02%         9/1/2004 (1)         7,083           7,281
Guaranteed Trade Trust (U.S. Government Guaranteed)            7.39%        6/26/2006 (1)         2,814           2,944
Guaranteed Trade Trust (U.S. Government Guaranteed)            7.80%        8/15/2006 (1)         5,381           5,722
Guaranteed Trade Trust (U.S. Government Guaranteed)            8.17%        1/15/2007 (1)         4,500           4,846
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                 5.94%        6/20/2006 (1)        11,579          11,682
Overseas Private Investment Corp.
   (U.S. Government Guaranteed)                                6.08%        8/15/2004 (1)        14,372          14,530
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                6.726%        9/15/2010 (1)        14,783          15,347
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                 6.75%       12/15/2008 (1)         8,867           9,218
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                 7.05%       11/15/2013 (1)        27,857          29,576
Overseas Private Investment Corp.
  (U.S. Government Guaranteed)                                 7.60%       12/15/2012 (1)        14,000          15,303
Private Export Funding Corp. (U.S. Government Guaranteed)      5.25%        5/15/2005            17,350          17,266
Private Export Funding Corp. (U.S. Government Guaranteed)      5.75%        1/15/2008            33,000          33,110
Private Export Funding Corp. (U.S. Government Guaranteed)      5.87%        7/31/2008            73,300          74,076
Private Export Funding Corp. (U.S. Government Guaranteed)      6.49%        7/15/2007             8,500           8,922
Private Export Funding Corp. (U.S. Government Guaranteed)      7.11%        4/15/2007            14,210          15,348
Private Export Funding Corp. (U.S. Government Guaranteed)      7.20%        1/15/2010             7,200           7,866
Private Export Funding Corp. (U.S. Government Guaranteed)      7.25%        6/15/2010            75,420          83,339
Private Export Funding Corp. (U.S. Government Guaranteed)      7.65%        5/15/2006             8,325           9,168
                                                                                                             -----------
                                                                                                              1,610,481
                                                                                                             -----------
AGENCY BONDS AND NOTES (7.2%)
Federal Home Loan Mortgage Corp.                               7.00%        3/15/2010            20,130          21,744
Federal National Mortgage Assn.                               6.625%       11/15/2010 (3)        82,600          87,388


                                    ------
                                      17

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
INTERMEDIATE-TERM TREASURY FUND                              COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.                              7.00%         7/15/2005           $  2,430       $    2,584
Federal National Mortgage Assn.                              7.30%         5/25/2010             16,500           17,849
                                                                                                             -----------
                                                                                                                 129,565
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,651,273)                                                                                           $1,740,046
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (16.3%)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                        5.70%          2/1/2001             37,086           37,086
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                                5.71%          2/1/2001            256,782          256,782
------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $293,868)                                                                                                293,868
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (113.3%)
  (COST $1,945,141)                                                                                            2,033,914
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-13.3%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              58,742
Security Lending Collateral Payable to Brokers--Note I                                                          (256,782)
Other Liabilities                                                                                                (41,251)
                                                                                                             -----------
                                                                                                                (239,291)
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 164,117,134 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                                                                   $1,794,623
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $10.94
========================================================================================================================

-See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2001, the value of this security was
    $24,253,000, representing 1.4% of net assets.

(3) All or part of security position is on loan to broker/dealers. See Note I in Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------

                                                                                                 AMOUNT             PER
                                                                                                  (000)           SHARE
------------------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                            $1,750,170           $10.67
 Undistributed Net Investment Income                                                                --               --
 Accumulated Net Realized Losses--Note G                                                       (44,320)            (.27)
 Unrealized Appreciation--Note H                                                                88,773              .54
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                 $1,794,623           $10.94
========================================================================================================================




                                    ------
                                      18

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
INTERMEDIATE-TERM CORPORATE FUND                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (86.2%)
------------------------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES (6.8%)
American Express Credit Account Master Trust                 5.85%         11/15/2006 (1)     $  5,000         $   5,018
Bear Stearns Commercial Mortgage Securities Inc.             7.32%          10/1/2010 (1)       15,000            15,750
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E-1                               6.32%          9/25/2005 (1)        1,650             1,673
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust PG&E-1                               6.42%          9/25/2008 (1)        1,800             1,816
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SCE-1                                6.38%          9/25/2008 (1)       15,000            15,118
California Infrastructure & Econ. Dev. Bank
  Special Purpose Trust SDG&E-1                              6.31%          9/25/2008 (1)        4,409             4,431
Citibank Credit Card Master Trust                            6.30%          5/15/2008 (1)       10,000            10,018
ComEd Transitional Funding Trust                             5.63%          6/25/2009 (1)       15,000            14,746
Illinois Power Special Purpose Trust                         5.54%          6/25/2009 (1)        7,000             6,819
MBNA Master Credit Card Trust II                             7.15%          1/15/2008 (1)       15,000            15,642
Morgan Stanley, Dean Witter Capital                          5.98%           2/1/2031 (1)        6,075             6,117
PECO Energy Transition Trust                                 6.05%           3/1/2009 (1)       10,675            10,647
PP&L Transitional Bond Co. LLP                               7.05%          6/25/2009 (1)        4,325             4,503
PSE&G Transition Bonds                                       6.61%          6/15/2015 (1)       15,000            15,139
Standard Credit Master Trust                                 7.25%           4/7/2008 (1)        3,200             3,377
TIAA Structured Finance CDO I, Ltd.                          7.06%         11/15/2012 (1)        9,500             9,801
                                                                                                             -----------
                                                                                                                 140,615
                                                                                                             -----------
FINANCE (29.4%)
  BANKING (16.5%)
  BCH Cayman Islands Ltd.                                    6.50%          2/15/2006            5,000             4,974
  BSCH Issuances Ltd.                                       7.625%          11/3/2009           10,000            10,331
  BNP Paribas Capital Trust                                 9.003%         10/27/2010 (2)       15,000            15,900
  Banc One Corp.                                            7.875%           8/1/2010            8,000             8,584
  Banco Santiago SA                                          7.00%          7/18/2007            8,875             8,304
  The Bank of New York Co., Inc.                             8.50%         12/15/2004           10,000            10,847
  Capital One Bank                                           6.70%          5/15/2008           12,178            11,362
  Citicorp Lease Pass-Through Trust                          7.22%          6/15/2005 (1)(2)     1,734             1,782
  Commonwealth Bank of Australia                             8.50%           6/1/2010 (3)       10,000            11,190
  Compass Bank                                               6.45%           5/1/2009           15,000            13,924
  DBS Group Holdings Ltd.                                   7.875%          4/15/2010 (2)       16,700            17,610
  The Development Bank of Singapore Ltd.                    7.875%          8/10/2009 (2)        7,000             7,408
  First Bank N.A.                                            6.00%         10/15/2003            4,200             4,188
  First Bank System, Inc.                                   6.875%          9/15/2007           10,000            10,077
  First Maryland Bancorp                                    6.875%           6/1/2009           15,000            14,856
  First Security Corp.                                      6.875%         11/15/2006           10,917            11,274
  First Tennessee Bank                                       5.75%          12/1/2008            5,000             4,561
  First Union Bank                                           7.80%          8/18/2010           10,000            10,645
  Firstar Bank N.A.                                          7.80%           7/5/2010           10,000            10,564
  Fleet Boston Financial Corp.                               6.50%          3/15/2008           12,665            12,461
  ING Capital Funding Trust III                             8.439%         12/31/2010           13,200            13,629
  Mellon Bank Corp.                                          7.00%          3/15/2006           10,500            10,829
  Mellon Bank Corp.                                         7.625%          9/15/2007            5,000             5,250
  Mercantile Bancorp (Firstar)                               7.30%          6/15/2007            6,175             6,320
  Meridian Bancorp, Inc.                                    6.625%          3/15/2003            3,000             3,043
  JP Morgan Chase & Co.                                      6.75%           2/1/2011            8,000             8,081
  National Australia Bank                                    8.60%          5/19/2010           25,000            28,045
  National City Corp.                                       6.625%           3/1/2004            6,700             6,766
  PNC Bank N.A.                                             7.875%          4/15/2005            5,000             5,306




                                    ------
                                      19

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
INTERMEDIATE-TERM CORPORATE FUND                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  Southern National Corp.                                    7.05%          5/23/2003        $  13,000         $  13,242
  SunTrust Banks                                             7.75%           5/1/2010            5,000             5,291
  UBS Preferred Funding Trust I                             8.622%          10/1/2010           17,000            18,610
  US Bancorp                                                6.875%          12/1/2004            6,000             6,116
  Wells Fargo Co.                                            6.25%          4/15/2008           10,000             9,842

  BROKERAGE (5.8%)
  Amvescap PLC                                              6.375%          5/15/2003            5,000             5,018
  Amvescap PLC                                               6.60%          5/15/2005            5,825             5,851
  Donaldson Lufkin & Jenrette, Inc.                          6.50%           4/1/2008            5,000             4,922
  Goldman Sachs & Co.                                       6.875%          1/15/2011           15,000            15,083
  Lehman Brothers Holdings Inc.                             6.625%           2/5/2006           13,000            13,035
  Merrill Lynch & Co., Inc.                                  6.15%          7/26/2001           20,000            20,078
  Salomon Smith Barney Inc.                                  6.50%          2/15/2008           31,500            31,290
  Charles Schwab Corp.                                       8.05%           3/1/2010           10,000            10,636
  Spear, Leeds & Kellogg LP                                  8.25%          8/15/2005 (2)        5,000             5,446
  Topaz Ltd.                                                 6.92%          3/20/2004 (2)        8,472             8,691

  FINANCE COMPANIES (1.5%)
  Boeing Capital                                            7.375%          9/27/2010            7,000             7,634
  Heller Financial Inc.                                     7.375%          11/1/2009            4,000             4,037
  Norwest Financial, Inc.                                    7.20%           5/1/2007            5,000             5,157
  Norwest Financial, Inc.                                    7.50%          4/15/2005            5,000             5,264
  Sears Roebuck Acceptance Corp.                             6.69%          4/30/2001            5,000             5,014
  Sears Roebuck Acceptance Corp.                             6.80%          10/9/2002            5,000             5,069


  INSURANCE (3.8%)
  AIG SunAmerica Global Financing II                         7.60%          6/15/2005 (2)       10,000            10,691
  Conseco Inc.                                               6.40%          2/10/2003           10,000             8,900
  Conseco Inc.                                               9.00%         10/15/2006            9,361             8,331
  John Hancock Global Funding II                             7.90%           7/2/2010 (2)       10,000            11,035
  Monumental Global Funding II                               6.05%          1/19/2006 (2)       12,000            12,029
  NAC Re Corp.                                               7.15%         11/15/2005            6,500             6,699
  Prudential Insurance Co. of America                       6.375%          7/23/2006 (2)       10,800            10,652
  Reinsurance Group of America Inc.                          7.25%           4/1/2006 (2)       10,000            10,117

  REAL ESTATE INVESTMENT TRUST (1.8%)
  Cabot Industrial Properties LP                            7.125%           5/1/2004            8,000             8,122
  Evans Withycombe Residential, Inc.                         7.50%          4/15/2004            3,000             3,094
  First Industrial LP                                        7.00%          12/1/2006            1,500             1,468
  First Industrial LP                                        7.60%          5/15/2007            3,000             3,001
  Irvine Apartment Communities Inc.                          7.00%          10/1/2007            5,000             4,823
  Merry Land & Investment Co., Inc.                         6.875%          11/1/2004            2,000             2,029
  Merry Land & Investment Co., Inc.                          6.90%           8/1/2007            5,000             5,003
  Oasis Residential Inc.                                     6.75%         11/15/2001            2,500             2,510
  Reckson Operating Partnership LP                           7.40%          3/15/2004            5,000             5,035
  Security Capital Group                                     7.15%          6/15/2007            2,000             1,896
                                                                                                             -----------
                                                                                                                 608,872
                                                                                                             -----------
INDUSTRIAL (34.0%)
  BASIC INDUSTRIES (2.1%)
  Corporacion Nacional del Cobre de Chile                   7.375%           5/1/2009 (2)       13,890            13,651
  E.I. du Pont de Nemours & Co.                             6.875%         10/15/2009           12,000            12,597
  Hercules Inc.                                              6.60%           8/1/2007            2,500             1,938




                                    ------
                                      20

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
                                                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  Pohang Iron & Steel Co. Ltd.                               6.625%          7/1/2003         $   5,400         $  5,379
  Pohang Iron & Steel Co. Ltd.                               7.125%         7/15/2004             2,200            2,202
  Pohang Iron & Steel Co. Ltd.                               7.125%         11/1/2006             5,445            5,345
  Waste Management Inc.                                       7.00%         10/1/2004             2,295            2,306

  CAPITAL GOODS (2.6%)
  Allied Signal Inc.                                          6.20%          2/1/2008            13,300           13,377
  Emerson Electric Co.                                        6.30%         11/1/2005             5,000            5,135
  Emerson Electric Co.                                       7.125%         8/15/2010            12,500           13,474
  Raytheon Co.                                                6.75%         8/15/2007             5,450            5,491
  Raytheon Co.                                                8.30%          3/1/2010             5,000            5,552
  Republic Service                                           7.125%         5/15/2009            11,650           11,343

  COMMUNICATIONS (9.8%)
  Alltel Ohio LP                                              8.00%         8/15/2010 (2)        10,000           10,717
  Ameritech Capital Funding                                   6.15%         1/15/2008            10,000            9,830
  BellSouth Capital Funding                                   7.75%         2/15/2010            15,000           16,279
  British Telecommunications PLC                             7.625%        12/15/2005            12,000           12,382
  Continental Cablevision                                     8.30%         5/15/2006            21,000           22,429
  Cox Enterprises                                            7.875%         9/15/2010 (2)        10,000           10,386
  Deutsche Telekom International Finance                      8.00%         6/15/2010             7,000            7,333
  GTE Corp.                                                   6.36%         4/15/2006             5,000            5,014
  GTE Northwest Inc.                                          5.55%        10/15/2008            15,000           14,184
  GTE South Inc.                                              6.00%         2/15/2008             7,000            6,783
  Koninklijke KPN NV                                          8.00%         10/1/2010 (2)        10,000           10,027
  PanAmSat Corp.                                             6.375%         1/15/2008             5,000            4,591
  Qwest Capital Funding, Inc.                                 7.90%         8/15/2010 (2)        20,000           21,441
  Southwestern Bell Telephone                                 6.59%         9/29/2008             5,650            5,684
  TCI Communications, Inc.                                    7.25%          8/1/2005             7,000            7,198
  TPSA Finance BV                                             7.75%        12/10/2008 (2)        13,000           12,478
  Telefonica Europe BV                                        7.75%         9/15/2010             5,000            5,210
  Vodafone AirTouch PLC                                       7.75%         2/15/2010            15,000           16,088
  WorldCom Inc.                                               8.25%         5/15/2010             5,000            5,407

  CONSUMER CYCLICAL (3.0%)
  General Motors Corp.                                        7.20%         1/15/2011             5,000            5,115
  Harrahs Operating Co. Inc.                                  8.00%          2/1/2011            18,000           18,077
  International Speedway Corp.                               7.875%        10/15/2004             5,000            5,083
  Park Place Entertainment                                    8.50%        11/15/2006            10,610           10,979
  Wal-Mart Stores, Inc.                                      6.875%         8/10/2009            22,000           23,198



  CONSUMER NONCYCLICAL (5.5%)
  American Stores Co.                                         7.40%         5/15/2005             5,000            5,090
  Anheuser-Busch Cos., Inc.                                   6.75%          6/1/2005 (1)         2,000            2,060
  Anheuser-Busch Cos., Inc.                                   7.10%         6/15/2007 (1)        10,000           10,367
  Boston Scientific Corp.                                    6.625%         3/15/2005             7,620            7,094
  Cardinal Health, Inc.                                       6.00%         1/15/2006             8,845            8,674
  Cardinal Health, Inc.                                       6.50%         2/15/2004             3,500            3,524
  Diageo PLC                                                  7.25%         11/1/2009            20,000           21,112
  Imperial Tobacco                                           7.125%          4/1/2009            10,800           10,392
  Kimberly-Clark de Mexico                                   8.875%          8/1/2009 (2)         4,090            4,280
  Unilever Capital Corp.                                     6.875%         11/1/2005            34,000           35,618
  The Upjohn Co. ESOP Trust                                   9.79%          2/1/2004 (1)         4,967            5,419



                                    ------
                                      21

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
INTERMEDIATE-TERM CORPORATE FUND                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  ENERGY (1.9%)
  Baker Hughes, Inc.                                         7.875%         6/15/2004          $  2,000          $ 2,122
  Oil Enterprises Ltd.                                       6.239%         6/30/2008 (1)(2)(4)   6,384            6,333
  Petroliam Nasional Bhd.                                    7.125%        10/18/2006 (2)         8,500            8,540
  Petroliam Nasional Bhd.                                     7.75%         8/15/2015 (2)         5,000            4,912
  Tosco Trust 2000-E Co.                                      8.58%          3/1/2010 (2)        15,750           17,322

  OTHER (0.8%)
  Dial Corp.                                                  6.50%         9/15/2008             5,000            4,287
  Parker Retirement Savings Plan Trust                        6.34%         7/15/2008 (1)(2)      3,955            3,930
  Minnesota Mining & Manufacturing ESOP Trust                 5.62%         7/15/2009 (1)(2)      8,258            8,121

  TECHNOLOGY (2.9%)
  Applied Materials, Inc.                                     6.75%        10/15/2007            11,250           11,191
  Applied Materials, Inc.                                     8.00%          9/1/2004             5,000            5,268
  Computer Sciences Corp.                                     6.25%         3/15/2009            15,625           14,910
  First Data Corp.                                           6.375%        12/15/2007            12,000           12,024
  Marconi PLC                                                 7.75%         9/15/2010            10,250           10,452
  Samsung Electronics America                                 9.75%          5/1/2003 (2)         5,400            5,679

  TRANSPORTATION (5.4%)
  Burlington Northern Railroad Co. Equipment Trust            7.33%         6/23/2010 (1)         3,834            3,974
  Continental Airlines Pass-Through Trust                    6.748%         9/15/2018 (1)         8,716            8,286
  Continental Airlines Pass-Through Trust                    7.434%         3/15/2006 (1)         5,000            5,058
  Continental Airlines Pass-Through Trust                    8.321%         11/1/2006 (1)         4,000            4,174
  Delta Airlines, Inc. Pass-Through Trust                    7.541%        10/11/2011 (1)         4,009            3,799
  Delta Airlines, Inc. Pass-Through Trust                     8.54%          1/2/2007 (1)         2,350            2,410
  ERAC USA Finance Co.                                       6.625%         5/15/2006 (2)        15,000           14,408
  ERAC USA Finance Co.                                        8.00%         1/15/2011 (2)         9,000            9,075
  Hertz Corp.                                                6.625%         5/15/2008             5,000            4,823
  Hertz Corp.                                                7.625%         8/15/2007             5,000            5,170
  Mass Transit Railway Corp.                                  7.50%         11/8/2010             7,300            7,762
  Northwest Airlines Corp. Pass Through Trust                 8.07%          7/2/2016 (1)        10,702           11,050
  Union Pacific Railroad Co. Equipment Trust                  6.12%          2/1/2004 (1)         2,000            1,992
  United Airlines Pass-Through Certificates                   8.03%          1/1/2013 (1)        29,204           30,318
                                                                                                             -----------
                                                                                                                 704,723
                                                                                                             -----------
UTILITIES (16.0%)
Alliant Energy Resources Corp.                               7.375%         11/9/2009            15,000           15,355
Baltimore Gas & Electric Co.                                  6.25%         12/8/2005             5,000            5,018
Baltimore Gas & Electric Co.                                  6.70%         12/1/2006             9,000            9,076
Coastal Corp.                                                9.625%         5/15/2012            10,000           12,192
Comcast Cable Communications                                  6.75%         1/30/2011            15,000           14,959
Consolidated Edison Inc.                                      6.25%          2/1/2008             7,750            7,513
East Coast Power                                             6.737%          4/6/2005             2,667            2,639
El Paso Energy Corp.                                         7.375%        12/15/2012             7,000            7,261
Enterprise Products                                           8.25%         3/15/2005             8,300            8,739
FPL Group Capital                                            7.375%          6/1/2009            10,000           10,387
FPL Group Capital                                            7.625%         9/15/2006             5,000            5,312
Georgia Power Co.                                             6.20%          2/1/2006            12,900           12,895
Israel Electric Corp.                                         7.75%          3/1/2009 (2)        19,375           19,365
KeySpan Gas East Corp.                                       7.875%          2/1/2010            10,000           10,927
LG&E Capital Corp.                                            6.46%         1/15/2008 (2)         5,000            4,631
Limestone Electron Trust                                     8.625%         3/15/2003             5,000            5,189



                                    ------
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

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
                                                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
Midamerican Energy Holdings Co.                              6.375%         6/15/2006          $  5,000         $  4,909
NRG South Central Generating LLC                             8.962%         2/13/2010 (2)        14,663           16,236
Northern Border Pipeline Co.                                  7.75%          9/1/2009             7,000            7,423
Nstar                                                         8.00%         2/15/2010            20,000           21,381
Osprey Trust                                                  8.31%         1/15/2003 (2)         5,000            5,138
PSE&G Capital Corp.                                           6.25%         5/15/2003 (2)        10,000            9,897
Pacific Gas & Electric Co.                                   7.375%         11/1/2005 * (2)      11,200            8,960
PacifiCorp Australia LLC                                      6.15%         1/15/2008 (2)(5)     14,000           13,572
Peoples Energy Corp.                                          6.90%         1/15/2011 (2)        11,000           10,955
Progress Capital Holdings                                     7.45%          9/1/2003 (2)        10,000           10,282
Reliant Energy Resources                                     8.125%         7/15/2005            10,000           10,464
Sempra Energy                                                 7.95%          3/1/2010            15,000           14,897
Southern California Edison Co.                                7.20%         11/3/2003 *           9,500            7,600
Southern California Edison Co.                               7.625%         1/15/2010 *          20,000           15,000
Williams Cos.                                                 6.75%         1/15/2006            17,700           17,669
Yosemite Security Trust                                       8.25%        11/15/2004 (2)         5,000            5,223
                                                                                                             -----------
                                                                                                                 331,064
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $1,747,882)                                                                                            1,785,274
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.6%)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.0%)
U.S. Treasury Note                                            5.75%         8/15/2010 (3)(6)     79,895           83,428
U.S. Treasury Note                                            6.00%         8/15/2009            18,500           19,552
U.S. Treasury Note                                            6.50%         2/15/2010             9,275           10,147
U.S. Treasury Note                                            7.00%         7/15/2006            10,000           10,952
                                                                                                             -----------
                                                                                                                 124,079
                                                                                                             -----------

AGENCY BONDS AND NOTES (1.6%)
Federal Home Loan Mortgage Corp.                             6.875%         9/15/2010            26,600           28,568
Federal National Mortgage Assn.                               6.25%          2/1/2011             5,000            5,079
                                                                                                             -----------
                                                                                                                  33,647
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $153,532)                                                                                                157,726
------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(4.0%)
------------------------------------------------------------------------------------------------------------------------
Federation of Malaysia                                        8.75%          6/1/2009             4,875            5,355
Pemex Finance Ltd.                                            6.55%         2/15/2008 (1)         5,000            5,028
Pemex Finance Ltd.                                            9.03%         2/15/2011 (1)        20,000           21,197
Pemex Finance Ltd.                                            9.69%         8/15/2009 (1)        15,000           16,363
Province of Quebec                                           6.125%         1/22/2011            20,000           19,952
Republic of Chile                                            6.875%         4/28/2009               875              857
The State of Qatar                                            9.50%         5/21/2009 (2)         9,125            9,851
United Mexican States                                         8.50%          2/1/2006             3,360            3,442
------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $78,241)                                                                                                  82,045
------------------------------------------------------------------------------------------------------------------------



                                    ------
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


------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
INTERMEDIATE-TERM CORPORATE FUND                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.1%)
------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.2%)
Southern California Edison Co.                             0.00%**          3/13/2001          $  4,980         $  4,233
                                                                                                             -----------


REPURCHASE AGREEMENTS (7.9%)
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                        5.70%           2/1/2001            61,868           61,868
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                          5.70%-5.71%           2/1/2001           101,591          101,591
                                                                                                             -----------
                                                                                                                 163,459
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $168,652)                                                                                                167,692
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.9%)
  (COST $2,148,307)                                                                                            2,192,737
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.9%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              71,945
Payables for Investment Securities Purchased                                                                     (87,324)
Security Lending Collateral Payable to Brokers--Note I                                                          (101,591)
Other Liabilities                                                                                                 (6,102)
                                                                                                             -----------
                                                                                                                (123,072)
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 215,087,422 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                            $2,069,665
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $9.62
========================================================================================================================

 -See Note A in Notes to Financial Statements.

 *Non income producing security  interest payments in default.

**In accordance with the fund's valuation policy, this security is no longer accruing income.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2001, the aggregate value of these securities was $386,771,000, representing 18.7% of net assets.

(3) All or part of security position is on loan to broker/dealers. See Note I in Notes to Financial Statements.

(4) Scheduled principal and interest payments are guaranteed by Municipal Bond
    Insurance Association.

(5) Scheduled principal and interest payments are guaranteed by Ambac Assurance
    Corporation.

(6) Securities with a value of $10,442,000 have been segregated in connection with credit default swaps.

    See Note J in Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                 AMOUNT              PER
                                                                                                  (000)            SHARE
------------------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                             $2,071,857            $9.63
 Undistributed Net Investment Income                                                                 --               --
 Accumulated Net Realized Losses--Note G                                                        (46,622)            (.22)
 Unrealized Appreciation--Note H                                                                 44,430              .21

------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                  $2,069,665            $9.62
========================================================================================================================





                                    ------
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

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
LONG-TERM TREASURY FUND                                      COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.8%)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (93.9%)
U.S. Treasury Bond                                            6.00%         2/15/2026         $     300       $      315
U.S. Treasury Bond                                            6.25%         5/15/2030 (1)        55,150           60,889
U.S. Treasury Bond                                           6.375%         8/15/2027 (1)        65,950           72,696
U.S. Treasury Bond                                            6.75%         8/15/2026           131,250          150,899
U.S. Treasury Bond                                           6.875%         8/15/2025             6,750            7,852
U.S. Treasury Bond                                            7.50%        11/15/2016            31,500           37,857
U.S. Treasury Bond                                           7.875%         2/15/2021           145,102          183,962
U.S. Treasury Bond                                           8.125%         5/15/2021           173,250          225,182
U.S. Treasury Bond                                           8.125%         8/15/2019            74,815           96,301
U.S. Treasury Bond                                           8.875%         2/15/2019            99,710          136,465
U.S. Treasury Bond                                            9.25%         2/15/2016            65,650           90,369
U.S. Treasury Bond                                           9.875%        11/15/2015 (1)        74,650          107,315
U.S. Treasury Inflation Indexed Bond                         3.875%         4/15/2029            39,646           41,505
Private Export Funding Corp. (U.S. Government Guaranteed)     6.67%         9/15/2009            12,000           12,685
Private Export Funding Corp. (U.S. Government Guaranteed)     7.20%         1/15/2010             5,150            5,626
Private Export Funding Corp. (U.S. Government Guaranteed)     7.25%         6/15/2010            47,430           52,410
                                                                                                             -----------
                                                                                                               1,282,328
                                                                                                             -----------
AGENCY BONDS AND NOTES (3.9%)
Federal Home Loan Bank                                        5.80%          9/2/2008            45,700           45,622
Federal Home Loan Mortgage Corp.                              7.00%         3/15/2010             6,500            7,021
                                                                                                             -----------
                                                                                                                  52,643
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $1,217,355)                                                                                            1,334,971
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (5.6%)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                         5.70%          2/1/2001             2,887            2,887
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                                 5.71%          2/1/2001            74,249           74,249
------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $77,136)                                                                                                  77,136
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (103.4%)
  (COST $1,294,491)                                                                                            1,412,107
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-3.4%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                              49,592
Security Lending Collateral Payable to Brokers--Note I                                                           (74,249)
Other Liabilities                                                                                                (22,053)
                                                                                                             -----------
                                                                                                                 (46,710)
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 125,464,796 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)                                                     $1,365,397
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                         $10.88
========================================================================================================================

-See Note A in Notes to Financial Statements.

(1) All or part of security position is on loan to broker/dealers. See Note I in Notes to Financial Statements.




                                    ------
                                      25

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE
                                                                                                 AMOUNT              PER
LONG-TERM TREASURY FUND                                                                           (000)            SHARE
------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                               $1,264,993        $10.08
 Undistributed Net Investment Income                                                                   --            --
 Accumulated Net Realized Losses--Note G                                                          (17,212)         (.14)
 Unrealized Appreciation--Note H                                                                  117,616           .94
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                    $1,365,397        $10.88
========================================================================================================================





                                    ------
                                      26

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
LONG-TERM CORPORATE FUND                                     COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (76.4%)
------------------------------------------------------------------------------------------------------------------------
FINANCE (21.6%)
Allstate Corp.                                                6.75%         5/15/2018         $  20,000        $  19,180
Allstate Corp.                                                7.50%         6/15/2013            10,000           10,702
Ambac, Inc.                                                   7.50%          5/1/2023            20,000           19,728
American Re Corp.                                             7.45%        12/15/2026            17,277           17,481
Associates Corp. of North America                             6.25%         11/1/2008            25,000           24,419
Banc One Corp.                                                7.75%         7/15/2025            25,000           25,062
Bank of America Corp.                                         8.50%         1/15/2007            15,000           16,213
BankBoston Corp.                                              6.63%         12/1/2005            30,000           30,594
CIGNA Corp.                                                   7.88%         5/15/2027            25,000           25,958
Cincinnati Financial Corp.                                    6.90%         5/15/2028            20,000           18,128
Citicorp                                                      7.13%          9/1/2005            15,000           15,555
Citigroup, Inc.                                               6.63%         1/15/2028            25,000           23,638
Equitable Companies Inc.                                      7.00%          4/1/2028            25,000           24,097
Farmers Exchange Capital                                      7.05%         7/15/2028 (2)        30,000           25,972
Fifth Third Bancorp                                           6.75%         7/15/2005            20,000           20,342
First Chicago Corp.                                           6.38%         1/30/2009            15,000           14,490
First Union Corp.                                             6.00%        10/30/2008            10,000            9,360
Fleet Financial Group                                         6.88%         1/15/2028            25,000           22,810
General Electric Capital Corp.                                8.13%         5/15/2012            42,000           48,384
General Electric Capital Services                             7.50%         8/21/2035            10,960           12,076
General Electric Global Insurance Holdings Corp.              7.00%         2/15/2026            50,000           49,208
General Re Corp.                                              9.00%         9/12/2009            15,000           17,145
John Hancock Mutual Life Insurance Co.                        7.38%         2/15/2024 (2)        50,000           49,716
Liberty Mutual Insurance Co.                                  8.50%         5/15/2025 (2)        35,000           33,521
Lumbermens Mutual Casualty Co.                                9.15%          7/1/2026 (2)        15,110           13,066
Massachusetts Mutual Life                                     7.50%          3/1/2024 (2)         8,710            8,600
Massachusetts Mutual Life                                     7.63%        11/15/2023 (2)        15,970           15,982
MBIA Inc.                                                     7.00%        12/15/2025             7,550            6,986
Metropolitan Life Insurance Co.                               7.80%         11/1/2025 (2)        35,000           34,517
National City Bank Pennsylvania                               7.25%        10/21/2011            10,000            9,971
National City Corp.                                           7.20%         5/15/2005            10,000           10,293
NationsBank Corp.                                             7.75%         8/15/2004            15,000           15,725
NationsBank Corp.                                             7.75%         8/15/2015            10,000           10,151
Republic New York Corp.                                       9.70%          2/1/2009            10,000           11,494
SunTrust Banks                                                6.00%         2/15/2026            20,000           19,592
Transamerica Corp.                                            9.38%          3/1/2008            10,000           11,332
Travelers Property Casualty Corp.                             7.75%         4/15/2026            25,000           25,825
UNUM Corp.                                                    6.75%        12/15/2028            25,000           19,540
Wachovia Corp.                                                6.61%         10/1/2025            30,000           30,227
Wachovia Corp.                                                6.80%          6/1/2005            10,000           10,184
                                                                                                             -----------
                                                                                                                 827,264
                                                                                                             -----------

INDUSTRIAL (50.5%)
  BASIC INDUSTRY (7.5%)
  Aluminum Co. of America                                     6.75%         1/15/2028            35,000           34,628
  Champion International Corp.                                7.35%         11/1/2025            30,000           28,504
  E.I. du Pont de Nemours & Co.                               6.50%         1/15/2028            25,000           24,029
  E.I. du Pont de Nemours & Co.                               6.75%          9/1/2007            25,000           25,872
  Ferro Corp.                                                 7.13%          4/1/2028            10,000            9,048
  International Paper Co.                                     6.88%         11/1/2023            10,000            9,014
  Mead Corp.                                                  7.35%          3/1/2017            10,350            9,966
  Morton International, Inc.                                  9.25%          6/1/2020            10,000           11,566





                                    ------
                                      27

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
LONG-TERM CORPORATE FUND                                     COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  Pharmacia Corp.                                             6.75%        12/15/2027         $  25,000       $   25,163
  Phelps Dodge Corp.                                          7.13%         11/1/2027            12,500           11,418
  PPG Industries, Inc.                                        6.88%         2/15/2012            10,200           10,097
  PPG Industries, Inc.                                        9.00%          5/1/2021             9,750           10,879
  Rohm & Haas Co.                                             7.85%         7/15/2029            25,000           26,585
  Westvaco Corp.                                              9.75%         6/15/2020            15,000           17,240
  Weyerhaeuser Co.                                            8.50%         1/15/2025            30,000           31,831


  CAPITAL GOODS (5.5%)
  Caterpillar Inc.                                            6.63%         7/15/2028            25,000           23,960
  Illinois Tool Works, Inc.                                   5.75%          3/1/2009            25,000           24,113
  Lockheed Martin Corp.                                       7.65%          5/1/2016            35,000           36,714
  Minnesota Mining & Manufacturing Corp.                      6.38%         2/15/2028            35,000           33,942
  Raytheon Co.                                                7.20%         8/15/2027            25,000           25,010
  Tenneco Packaging                                           8.13%         6/15/2017            20,000           15,400
  Tenneco Packaging                                           8.38%         4/15/2027            15,000           10,950
  United Technologies Corp.                                   8.88%        11/15/2019            15,000           18,350
  Vulcan Materials Co.                                        6.00%          4/1/2009            25,000           23,691

  COMMUNICATIONS (11.3%)
  AirTouch Communications, Inc.                               6.35%          6/1/2005            25,000           25,221
  AT&T Corp.                                                  6.50%         3/15/2029            50,000           43,613
  Cincinnati Bell, Inc.                                       6.30%         12/1/2028            25,000           18,649
  Comcast Cable Communications                                6.20%        11/15/2008            25,000           24,268
  E.W. Scripps Co.                                            6.63%        10/15/2007            20,000           19,889
  GTE California Inc.                                         6.70%          9/1/2009            25,000           25,312
  GTE Southwest, Inc.                                         6.00%         1/15/2006            10,000            9,907
  Indiana Bell Telephone Co., Inc.                            7.30%         8/15/2026            35,000           35,338
  Michigan Bell Telephone Co.                                 7.85%         1/15/2022            25,000           26,837
  New Jersey Bell Telephone Co.                               8.00%          6/1/2022            25,000           26,134
  New York Times Co.                                          8.25%         3/15/2025            30,000           31,668
  News America Holdings Inc.                                  8.00%        10/17/2016            30,000           29,402
  Pacific Bell                                                7.13%         3/15/2026            15,000           15,315
  Sprint Capital Corp.                                        6.88%        11/15/2028            35,000           30,746
  Tribune Co.                                                 6.88%         11/1/2006            20,000           20,287
  Washington Post Co.                                         5.50%         2/15/2009            50,000           47,609

  CONSUMER CYCLICAL (5.6%)
  Chrysler Corp.                                              7.45%          3/1/2027            25,000           23,407
  Ford Motor Co.                                              8.90%         1/15/2032            40,000           45,543
  General Motors Corp.                                        7.40%          9/1/2025            30,000           29,675
  General Motors Corp.                                        7.70%         4/15/2016            10,000           10,347
  General Motors Corp.                                        9.40%         7/15/2021            20,000           23,830
  Time Warner Inc.                                            6.63%         5/15/2029            25,000           23,538
  Vaicom Inc.                                                 7.88%         7/30/2030 (2)        30,000           32,241
  The Walt Disney Co.                                         6.75%         3/30/2006            25,000           26,040


  CONSUMER NONCYCLICAL (9.3%)
  Bestfoods                                                   6.63%         4/15/2028            30,000           27,861
  Bristol-Myers Squibb Co.                                    6.80%        11/15/2026            35,000           36,632
  Coca Cola Enterprises                                       5.75%         11/1/2008            25,000           24,408
  CPC International, Inc.                                     7.25%        12/15/2026            30,000           30,078
  Eli Lilly & Co.                                             7.13%          6/1/2025            50,000           53,174
  Johnson & Johnson                                           6.95%          9/1/2029            25,000           26,633



                                    ------
                                      28

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
                                                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  Kimberly-Clark Corp.                                        6.25%         7/15/2018         $  25,000        $  24,059
  Merck & Co.                                                 6.30%          1/1/2026            30,000           29,420
  Procter & Gamble Co.                                        6.45%         1/15/2026            27,000           26,779
  Procter & Gamble Co.                                        8.50%         8/10/2009            10,000           11,635
  Procter & Gamble Co. ESOP                                   9.36%          1/1/2021            35,000           44,538
  Sysco Corp.                                                 6.50%          8/1/2028            22,000           20,274

  ENERGY (3.4%)
  Mobil Corp.                                                 8.63%         8/15/2021            22,000           27,296
  Texaco Capital, Inc.                                        8.63%        11/15/2031            13,000           15,508
  Texaco Capital, Inc.                                        9.75%         3/15/2020            17,000           22,282
  Ultramar Diamond Shamrock                                   7.20%        10/15/2017            20,000           19,401
  USX Corp.                                                   6.85%          3/1/2008            45,000           44,216

  OTHER (1.7%)
  Eaton Corp.                                                 7.63%          4/1/2024            15,000           14,646
  Hubbell Inc.                                                6.63%         10/1/2005            10,000           10,317
  Parker-Hannifin Corp.                                       7.30%         5/15/2011            20,000           20,733
  Whirlpool Corp.                                             9.10%          2/1/2008            20,000           21,284

  TECHNOLOGY (3.0%)
  International Business Machines Corp.                       7.00%        10/30/2025            50,000           51,143
  Lucent Technologies, Inc.                                   6.45%         3/15/2029            25,000           18,677
  Motorola, Inc.                                              7.50%         5/15/2025            45,000           44,027

  TRANSPORTATION (3.2%)
  Burlington Northern Santa Fe Corp.                          6.38%        12/15/2005            12,500           12,537
  Burlington Northern Santa Fe Corp.                          6.88%         12/1/2027            25,000           23,877
  CSX Corp.                                                   7.95%          5/1/2027            35,000           37,139
  Norfolk Southern Corp.                                      7.80%         5/15/2027            35,000           37,299
  Union Tank Car Co.                                          7.13%          2/1/2007            10,000           10,060
                                                                                                             -----------
                                                                                                               1,928,719
                                                                                                             -----------
UTILITIES (4.3%)
Coastal Corp.                                                 9.63%         5/15/2012            15,000           18,288
Duke Energy Corp.                                             6.00%         12/1/2028            25,000           21,369
El Paso Natural Gas Co.                                       7.50%        11/15/2026            25,000           25,379
Florida Power Corp.                                           6.75%          2/1/2028            22,375           19,264
Northern States Power Co.                                     7.13%          7/1/2025            30,000           29,684
Oklahoma Gas & Electric Co.                                   6.50%         4/15/2028            12,770           11,207
PacifiCorp                                                    6.63%          6/1/2007            10,000            9,981
Wisconsin Electric Power Co.                                  6.50%          6/1/2028            25,000           22,873
Wisconsin Power & Light                                       5.70%        10/15/2008             7,500            6,903
                                                                                                             -----------
                                                                                                                 164,948
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $2,944,876)                                                                                            2,920,931
------------------------------------------------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.7%)
------------------------------------------------------------------------------------------------------------------------
Province of Ontario                                           6.00%         2/21/2006            15,000           15,134
Province of Saskatchewan                                      8.50%         7/15/2022            10,000           11,794
------------------------------------------------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (COST $26,378)                                                                                                  26,928
------------------------------------------------------------------------------------------------------------------------




                                    ------
                                      29

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
LONG-TERM CORPORATE FUND                                     COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (18.7%)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (13.7%)
U.S. Treasury Bond                                            5.50%         8/15/2028          $400,000      $   393,840
U.S. Treasury Note                                            5.75%         8/15/2010           125,000          130,528
                                                                                                             -----------
                                                                                                                 524,368
                                                                                                             -----------
AGENCY BONDS AND NOTES (5.0%)
Federal National Mortgage Assn.                               7.13%         1/15/2030           170,000          189,591
                                                                                                             -----------


MORTGAGE-BACKED SECURITIES
Federal National Mortgage Assn.                              15.50%         10/1/2012 (1)             4                4
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
 (COST $686,325)                                                                                                 713,963
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.7%)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account
  (COST $101,644)                                             5.70%          2/1/2001           101,644          101,644
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.5%)
  (COST $3,759,223)                                                                                            3,763,466
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.5%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                             168,378
Liabilities                                                                                                     (111,541)
                                                                                                             -----------
                                                                                                                  56,837
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 442,810,746 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                           $ 3,820,303
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $8.63
========================================================================================================================
-See Note A in Notes to Financial Statements.

(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2001, the aggregate value of these securities was $213,615,000, representing 5.6% of net assets.

------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                 AMOUNT              PER
                                                                                                  (000)            SHARE
------------------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                             $3,843,357           $ 8.68
 Undistributed Net Investment Income                                                                 --               --
 Accumulated Net Realized Losses--Note G                                                        (27,297)            (.06)
 Unrealized Appreciation--Note H                                                                  4,243              .01
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                  $3,820,303           $ 8.63
========================================================================================================================

                                    ------

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
HIGH-YIELD CORPORATE FUND                                    COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (89.0%)
------------------------------------------------------------------------------------------------------------------------
FINANCE (2.3%)
Bank United Corp.                                             8.00%         3/15/2009        $   15,000     $     15,142
Bank United Corp.                                            8.875%          5/1/2007            30,000           31,192
Chevy Chase Savings Bank                                      9.25%         12/1/2008            15,000           14,399
Conseco Inc.                                                  6.80%         6/15/2005               965              800
Conseco Inc.                                                  9.00%        10/15/2006            10,600            9,433
Sovereign Bancorp, Inc.                                      10.50%        11/15/2006 (2)        25,000           26,196
Western Financial Savings Bank                                8.50%          7/1/2003            17,000           16,660
Western Financial Savings Bank                               8.875%          8/1/2007            20,000           18,800
                                                                                                             -----------
                                                                                                                 132,622
                                                                                                             -----------
INDUSTRIAL (79.5%)
  BASIC INDUSTRY (9.6%)
  Acetex Corp.                                                9.75%         10/1/2003            18,000           16,920
  AK Steel Corp.                                             7.875%         2/15/2009            25,000           21,750
  AK Steel Corp.                                             9.125%        12/15/2006            45,000           43,538
  ARCO Chemical Co.                                           9.80%          2/1/2020            20,000           18,800
  Armco, Inc.                                                 9.00%         9/15/2007            20,000           18,200
  Bethlehem Steel Corp.                                     10.375%          9/1/2003 (2)        10,500            6,300
  Boise Cascade Co.                                           9.45%         11/1/2009            15,000           15,502
  Boise Cascade Office Products Corp.                         7.05%         5/15/2005            14,490           13,846
  Container Corp. of America                                  9.75%          4/1/2003            45,000           45,900
  Domtar Inc.                                                 8.75%          8/1/2006            15,000           15,450
  Domtar Inc.                                                 9.50%          8/1/2016            18,750           19,740
  Fonda Group Inc.                                            9.50%          3/1/2007            15,000           11,700
  Holley Performance                                         12.25%         9/15/2007             9,880            6,916
  Huntsman Corp.                                              9.50%          7/1/2007 (1)(2)     20,000           12,800
  Lilly Industries, Inc.                                      7.75%         12/1/2007            15,000           14,652
  Lyondell Chemical Co.                                      9.625%          5/1/2007            56,000           57,400
  National Steel Corp.                                       9.875%          3/1/2009             7,860            1,159
  NoramPac Inc.                                               9.50%          2/1/2008            10,000           10,200
  P & L Coal Holdings Corp.                                  8.875%         5/15/2008            40,000           41,500
  Packaging Corp. of America                                 9.625%          4/1/2009            20,000           21,100
  Paperboard Industries International Inc.                   8.375%         9/15/2007            18,750           15,000
  Park-Ohio Industries, Inc.                                  9.25%         12/1/2007            18,070           13,553
  Roller Bearing Co. of America Inc.                         9.625%         6/15/2007            10,000            9,000
  Ryerson Tull, Inc.                                         9.125%         7/15/2006            11,960            8,910
  Stone Container                                             9.25%          2/1/2008 (1)        31,000           31,620
  Stone Container                                             9.75%          2/1/2011 (1)        46,530           47,693
  Tembec Ind. Inc.                                            8.50%          2/1/2011 (1)         6,000            6,120
  U.S. Timberlands LLC                                       9.625%        11/15/2007            22,000           17,600
  Weirton Steel Corp.                                        10.75%          6/1/2005            12,500            3,125

  CAPITAL GOODS (10.4%)
  Allied Waste Industries, Inc.                              10.00%          8/1/2009 (2)        15,000           15,150
  Allied Waste North America Inc.                            7.625%          1/1/2006            35,000           34,038
  Allied Waste North America Inc.                            8.875%          4/1/2008 (1)        50,000           50,625
  American Standard Cos. Inc.                                7.375%          2/1/2008            50,000           48,250
  American Standard Cos. Inc.                                7.625%         2/15/2010            41,250           40,322
  Argo-Tech Corp.                                            8.625%         10/1/2007            13,360           11,222
  Ball Corp.                                                  7.75%          8/1/2006            35,000           35,350
  Ball Corp.                                                  8.25%          8/1/2008            15,000           15,113
  BWAY Corp.                                                 10.25%         4/15/2007            15,000           14,775
  Crown Cork & Seal Co., Inc.                                8.375%         1/15/2005            30,000           23,130




                                    ------

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
HIGH-YIELD CORPORATE FUND                                    COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  K & F Industries, Inc.                                      9.25%        10/15/2007         $  27,000     $     27,203
  L-3 Communications Corp.                                    8.50%         5/15/2008             8,425            8,425
  L-3 Communications Corp.                                  10.375%          5/1/2007            20,000           21,200
  Neenah Corp.                                              11.125%          5/1/2007             1,385              859
  Neenah Corp.                                              11.125%          5/1/2007            17,730           10,993
  Newport News Shipbuilding Inc.                             8.625%         12/1/2006            25,000           25,500
  Newport News Shipbuilding Inc.                              9.25%         12/1/2006            20,000           20,600
  Nortek, Inc.                                               8.875%          8/1/2008             8,000            7,640
  Nortek, Inc.                                                9.25%         3/15/2007            17,500           17,325
  Owens-Illinois, Inc.                                        7.35%         5/15/2008            35,000           25,900
  Owens-Illinois, Inc.                                        7.85%         5/15/2004 (2)        15,000           12,600
  Owens-Illinois, Inc.                                        8.10%         5/15/2007            35,000           28,350
  Resolution Preformance                                     13.50%        11/15/2010 (1)        14,735           15,472
  Silgan Holding Inc.                                         9.00%          6/1/2009 (2)        41,000           37,925
  Terex Corp.                                                8.875%          4/1/2008 (2)        17,500           15,750
  Waste Management, Inc.                                     6.875%         5/15/2009            50,000           48,279

  COMMUNICATIONS (31.1%)
  Adelphia Communications Corp.                               7.75%         1/15/2009            27,000           24,300
  Adelphia Communications Corp.                              8.375%          2/1/2008            42,500           39,525
  American Tower Corp.                                       9.375%          2/1/2009 (1)        50,000           50,500
  Century Communications Inc.                                8.875%         1/15/2007            35,000           32,900
  Charter Communications Holdings LLC                        8.625%          4/1/2009            92,000           88,550
  Crown Castle International Corp.                            9.50%          8/1/2011            18,750           19,031
  Crown Castle International Corp.                            9.00%         5/15/2011            25,000           24,875
  Crown Castle International Corp.                           10.75%          8/1/2011            15,000           16,050
  CSC Holdings, Inc.                                         7.875%        12/15/2007            30,000           31,017
  CSC Holdings, Inc.                                         8.125%         7/15/2009            25,000           26,383
  CSC Holdings, Inc.                                         8.125%         8/15/2009            15,000           15,836
  CSC Holdings, Inc.                                          9.25%         11/1/2005            30,000           30,900
  CSC Holdings, Inc.                                         9.875%         2/15/2013            15,000           15,750
  EchoStar DBS Corp.                                         9.375%          2/1/2009            95,000           97,613
  Emmis Communications Corp.                                 8.125%         3/15/2009            32,425           31,128
  Flag Limited Inc.                                           8.25%         1/30/2008            47,975           43,657
  Fox/Liberty Networks LLC                                   8.875%         8/15/2007            70,000           73,500
  GCI, Inc.                                                   9.75%          8/1/2007            20,000           18,400
  Global Crossing Holding Ltd.                               9.125%        11/15/2006            89,750           91,321
  Hyperion Telecommunications, Inc.                          12.25%          9/1/2004 (2)        25,395           24,125
  Insight Midwest                                             9.75%         10/1/2009            20,000           20,800
  Insight Midwest                                            10.50%         11/1/2010 (1)        21,120           22,598
  Intermedia Communications Inc.                              8.50%         1/15/2008             5,000            4,550
  Intermedia Communications Inc.                             8.875%         11/1/2007            15,000           13,650
  ITC DeltaCom, Inc.                                          9.75%        11/15/2008            12,500           10,125
  ITC DeltaCom, Inc.                                         8.875%          3/1/2008            22,000           17,600
  ITC DeltaCom, Inc.                                         11.00%          6/1/2007            15,000           12,750
  Jones Intercable Inc.                                      7.625%         4/15/2008            20,000           20,720
  Lenfest Communications, Inc.                               8.375%         11/1/2005            62,500           67,403
  Level 3 Communications, Inc.                               9.125%          5/1/2008           120,000          107,400
  Lin Television Corp.                                       8.375%          3/1/2008            33,900           32,883
  Mastec, Inc.                                                7.75%          2/1/2008            30,000           28,350
  McLeodUSA Inc.                                             8.125%         2/15/2009 (2)        25,000           23,125
  McLeodUSA Inc.                                             8.375%         3/15/2008            22,000           20,515
  McLeodUSA Inc.                                              9.25%         7/15/2007            15,000           14,738
  McLeodUSA Inc.                                              9.50%         11/1/2008             7,000            6,790





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

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
                                                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  McLeodUSA Inc.                                            11.375%          1/1/2009        $    9,660     $     10,240
  MJD Communications Inc.                                     9.50%          5/1/2008            13,250           11,130
  Nextel Communications Inc.                                 9.375%        11/15/2009            50,000           49,000
  Nextel Communications Inc.                                  9.50%          2/1/2011 (1)        15,000           15,000
  Nextel Communications Inc.                                 12.00%         11/1/2008            45,000           48,150
  NEXTLINK Communications, Inc.                              10.75%        11/15/2008            35,805           33,299
  NEXTLINK Communications, Inc.                              10.75%          6/1/2009            42,015           39,074
  NTL Communications Corp.                                  11.875%         10/1/2010 (1)        33,655           32,772
  NTL Inc.                                                   10.00%         2/15/2007            40,000           36,200
  PRIMEDIA, Inc.                                             7.625%          4/1/2008            20,000           18,600
  Qwest Communications International Inc.                     7.50%         11/1/2008            63,000           65,431
  RCN Corp.                                                  10.00%        10/15/2007 (2)        17,155            9,950
  Rogers Cantel, Inc.                                         8.30%         10/1/2007            27,500           27,775
  Telewest Communications                                    9.875%          2/1/2010 (2)        43,135           41,517
  United Pan-Europe Communications N.V.                      11.25%          2/1/2010            70,000           54,600
  United Pan-Europe Communications N.V.                      11.50%          2/1/2010             5,544            4,324
  Voicestream Wireless Corp.                                10.375%        11/15/2009            25,000           29,000
  Von Hoffman Press Inc.                                    10.875%         5/15/2007 (1)        12,095           10,674
  World Color Press, Inc.                                     7.75%         2/15/2009            20,000           19,699
  World Color Press, Inc.                                    8.375%        11/15/2008            45,000           46,119
  Young Broadcasting Inc.                                     9.00%         1/15/2006            10,000            9,550

  CONSUMER CYCLICAL (8.6%)
  Accuride Corp.                                              9.25%          2/1/2008 (2)        20,000           14,000
  CapStar Hotel Co.                                           8.75%         8/15/2007            20,000           19,200
  Del E. Webb Corp.                                          10.25%         2/15/2010            15,000           13,650
  Delco Remy International Inc.                             10.625%          8/1/2006            12,000           10,560
  Dura Operating Corp.                                        9.00%          5/1/2009 (2)        10,000            8,100
  Federal-Mogul Corp.                                         7.50%         1/15/2009            18,190            4,457
  Federal-Mogul Corp.                                         7.75%          7/1/2006            55,000           14,300
  Federal-Mogul Corp.                                         8.80%         4/15/2007            18,750            4,594
  Hayes Wheels International, Inc.                           9.125%         7/15/2007            33,000           22,770
  Hayes Wheels International, Inc.                           11.00%         7/15/2006            19,000           14,820
  Iron Mountain, Inc.                                         8.25%          7/1/2011            15,000           14,475
  Iron Mountain, Inc.                                         8.75%         9/30/2009            22,500           22,444
  Iron Mountain, Inc.                                       10.125%         10/1/2006             4,375            4,583
  KB Home                                                     7.75%        10/15/2004            26,250           24,675
  LDM Technologies Inc.                                      10.75%         1/15/2007             8,000            3,600
  Lear Corp.                                                  7.96%         5/15/2005            30,000           29,897
  Lear Corp.                                                  9.50%         7/15/2006            20,000           20,000
  Navistar Financial Corp.                                    9.00%          6/1/2002            15,000           14,100
  Navistar International Corp.                                8.00%          2/1/2008            25,000           21,250
  Pierce Leahy Corp.                                         9.125%         7/15/2007            15,000           15,075
  Standard Pacific Corp.                                      8.00%         2/15/2008            15,000           13,800
  Standard Pacific Corp.                                      8.50%         6/15/2007            15,000           14,100
  Tenneco Automotive Inc.                                   11.625%        10/15/2009 (2)        50,000           27,500
  Time Warner Telecom Inc.                                  10.125%          2/1/2011 (1)        14,790           15,086
  Toll Brothers Inc.                                          8.25%          2/1/2011 (2)        20,000           19,800
  Toll Corp.                                                  7.75%         9/15/2007            15,000           14,250
  Tricon Global Restaurants, Inc.                             7.65%         5/15/2008            15,000           14,642
  True Temper Sports, Inc.                                  10.875%         12/1/2008            15,000           14,775
  USA Networks Inc.                                           6.75%        11/15/2005            60,000           60,394
  Werner Holdings Co., Inc.                                  10.00%        11/15/2007            17,795           16,905



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

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
HIGH-YIELD CORPORATE FUND                                    COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  CONSUMER NONCYCLICAL (7.1%)
  B & G Foods, Inc.                                          9.625%          8/1/2007         $  10,000      $     6,700
  Beckman Instruments, Inc.                                   7.45%          3/4/2008            30,000           29,170
  Bergen Brunswig Corp.                                      7.375%         1/15/2003            17,155           16,983
  Beverly Enterprises Inc.                                    9.00%         2/15/2006 (2)        18,000           17,460
  Columbia/HCA Healthcare Corp.                               6.91%         6/15/2005            25,000           24,610
  Columbia/HCA Healthcare Corp.                               7.00%          7/1/2007            30,000           28,897
  Columbia/HCA Healthcare Corp.                               7.25%         5/20/2008            30,000           29,112
  HCA-The Healthcare Co.                                      8.75%          9/1/2010            27,000           28,418
  Lifepoint Hospitals Holding Corp.                          10.75%         5/15/2009            10,000           10,950
  Mail-Well Corp.                                             8.75%        12/15/2008            19,125           15,491
  Owens & Minor, Inc.                                       10.875%          6/1/2006            14,075           14,532
  Scotts Co.                                                 8.625%         1/15/2009            12,720           12,784
  Sealy Mattress, Inc.                                       9.875%        12/15/2007            15,000           14,775
  Tenet Healthcare Corp.                                     8.125%         12/1/2008            70,000           71,050
  Tenet Healthcare Corp.                                     8.625%         1/15/2007            40,000           41,200
  Triad Hospitals Holdings, Inc.                             11.00%         5/15/2009            20,785           22,240
  Warner Chilcott Inc.                                      12.625%         2/15/2008 (1)        30,000           31,650

  ENERGY (4.3%)
  Cross Timbers Oil Co.                                       8.75%         11/1/2009            25,000           25,813
  Cross Timbers Oil Co.                                       9.25%          4/1/2007            16,500           17,201
  Newfield Exploration Co.                                    7.45%        10/15/2007            15,000           14,474
  Newpark Resources, Inc.                                    8.625%        12/15/2007            13,545           13,274
  Oryx Energy Co.                                             8.00%        10/15/2003            10,000           10,468
  Pioneer Natural Resources Co.                              9.625%          4/1/2010            50,000           54,250
  Plains Resources, Inc.                                     10.25%         3/15/2006            16,000           16,160
  Pride Petroleum Services, Inc.                             9.375%          5/1/2007 (2)        32,000           33,120
  RBF Finance Co.                                            11.00%         3/15/2006            35,000           42,175
  Tesoro Petroleum Corp.                                      9.00%          7/1/2008            10,000           10,050
  Tuboscope Inc.                                              7.50%         2/15/2008            15,000           14,349

  OTHER (2.1%)
  Cincinnati Milacron, Inc.                                  8.375%         3/15/2004            11,500           11,712
  Exodus Communications Inc.                                11.625%         7/15/2010            24,545           24,115
  Idex Corp.                                                 6.875%         2/15/2008            22,500           21,651
  International Wire Group                                   11.75%          6/1/2005            15,000           15,000
  Midland Funding II                                         11.75%         7/23/2005            25,000           26,250
  Wesco Distribution Inc.                                    9.125%          6/1/2008            25,000           22,875

  TECHNOLOGY (3.9%)
  Amphenol Corp.                                             9.875%         5/15/2007             9,000            9,180
  Celestica International, Inc.                              10.50%        12/31/2006             3,500            3,640
  Fairchild Semiconductor Corp.                             10.125%         3/15/2007            22,275           22,275
  Fairchild Semiconductor Corp.                             10.375%         10/1/2007             4,000            4,030
  Fisher Scientific International Inc.                        9.00%          2/1/2008            50,000           49,685
  Lucent Technologies, Inc.                                   5.50%        11/15/2008            25,000           21,316
  Lucent Technologies, Inc.                                   6.45%         3/15/2029            55,000           41,089
  SCG Holding & Semiconductor Co. Corp.                      12.00%          8/1/2009            32,546           30,105
  Telecommunication Techniques Co.                            9.75%         5/15/2008            22,000           17,600
  Unisys Corp.                                               7.875%          4/1/2008            30,000           29,250




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

------------------------------------------------------------------------------------------------------------------------
                                                                                                   FACE           MARKET
                                                                             MATURITY            AMOUNT           VALUE-
                                                             COUPON              DATE             (000)            (000)
------------------------------------------------------------------------------------------------------------------------
  TELECOMMUNICATIONS (0.7%)
  British Sky Broadcasting                                    8.20%         7/15/2009        $   41,060     $     41,238

  TRANSPORTATION (1.7%)
  AMR Corp.                                                   9.00%          8/1/2012             8,156            8,600
  Budget Group Inc.                                          9.125%          4/1/2006 (2)         8,465            3,471
  Delta Air Lines, Inc.                                       8.30%        12/15/2029            47,000           41,601
  Delta Air Lines, Inc.                                     10.375%        12/15/2022             8,770            9,438
  Kansas City Southern Industries, Inc.                       9.50%         10/1/2008 (1)        20,000           21,000
  United Airlines, Inc.                                       9.75%         8/15/2021            18,485           18,296
                                                                                                             -----------
                                                                                                               4,678,027
                                                                                                             -----------

UTILITIES (7.2%)
AES Corp.                                                    8.375%         8/15/2007            30,000           29,400
AES Corp.                                                     8.50%         11/1/2007            24,000           23,700
AES Corp.                                                     9.50%          6/1/2009            20,000           21,100
AmeriGas Partners LP                                        10.125%         4/15/2007            10,000           10,000
Azurix Corp.                                                10.375%         2/15/2007            20,000           19,900
Caithness Coso Fund Corp.                                     9.05%        12/15/2009            15,000           13,800
Calpine Corp.                                                7.625%         4/15/2006            25,000           24,938
Calpine Corp.                                                7.875%          4/1/2008            36,380           35,679
Cleveland Electric Illuminating Co.                           7.43%         11/1/2009            17,500           17,975
CMS Energy Corp.                                              7.50%         1/15/2009            16,000           15,038
CMS Energy Corp.                                             7.625%        11/15/2004            18,000           17,465
CMS Energy Corp.                                             8.125%         5/15/2002            30,000           29,953
El Paso Electric Co.                                          8.90%          2/1/2006            23,000           24,943
El Paso Electric Co.                                          9.40%          5/1/2011            28,000           30,667
Niagara Mohawk Power Corp.                                    7.75%         10/1/2008            40,000           42,144
Public Service Co. of New Mexico                              7.50%          8/1/2018            20,000           17,434
Western Resources, Inc.                                      6.875%          8/1/2004            50,000           47,862
                                                                                                             -----------
                                                                                                                 421,998
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $5,467,535)                                                                                            5,232,647
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (6.6%)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note                                            5.75%         8/15/2003 (2)        75,000           76,778
U.S. Treasury Note                                            6.00%         8/15/2004 (2)        75,000           77,806
U.S. Treasury Note                                            6.50%         5/31/2002 (2)        75,000           76,654
U.S. Treasury Note                                            6.50%         8/15/2005 (2)       100,000          106,465
U.S. Treasury Note                                           6.875%         5/15/2006            50,000           54,441
------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
  (COST $386,650)                                                                                                392,144
------------------------------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (10.2%)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account                                         5.70%          2/1/2001           136,775          136,775
Collateralized by U.S. Government Obligations in a
  Pooled Cash Account--Note I                           5.70%-5.71%          2/1/2001           464,174          464,174
------------------------------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $600,949)                                                                                                600,949
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (105.8%)
  (COST $6,455,134)                                                                                            6,225,740
------------------------------------------------------------------------------------------------------------------------




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


------------------------------------------------------------------------------------------------------------------------
                                                                                                                  MARKET
                                                                                                                  VALUE-
HIGH-YIELD CORPORATE FUND                                                                                          (000)
------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.8%)
------------------------------------------------------------------------------------------------------------------------
Other Assets--Note C                                                                                       $     202,425
Security Lending Collateral Payable to Brokers--Note I                                                          (464,174)
Other Liabilities                                                                                                (81,720)
                                                                                                             -----------
                                                                                                                (343,469)
                                                                                                             -----------
------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------
Applicable to 845,488,570 outstanding $.001 par value shares
  of beneficial interest (unlimited authorization)                                                            $5,882,271
========================================================================================================================

NET ASSET VALUE PER SHARE                                                                                          $6.96
========================================================================================================================
  - See Note A in Notes to Financial Statements.

(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2001, the aggregate value of these securities was $363,610,000, representing 6.2% of net assets.

(2) All or part of security position is on loan to broker/dealers. See Note I in Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
 AT JANUARY 31, 2001, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------
                                                                                                 AMOUNT              PER
                                                                                                  (000)            SHARE
-------------------------------------------------------------------------------------------------------------------------
 Paid-in Capital                                                                            $6,608,163             $7.82
 Undistributed Net Investment Income                                                                --                --
 Accumulated Net Realized Losses--Note G                                                     (496,498)             (.59)
 Unrealized Depreciation--Note H                                                             (229,394)             (.27)
------------------------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                 $5,882,271             $6.96
========================================================================================================================


                                             (C) 2001 The Vanguard Group, Inc.
                                             All rights reserved.
                                             Vanguard Marketing
                                             Corporation, Distributor.

                                             F280 032001
                                     ------
                                       36